The PBHG Funds, Inc.

PBHG




                                   [GRAPHIC]


                          A N N U A L   R E P O R T
                                     March 31, 1998



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The PBHG Funds, Inc.
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Table of Contents


Message to Shareholders                                                        3
PBHG Family of  Funds                                                          4
PBHG Portfolio Managers                                                        6
Management Discussion and Analysis                                             9

PBHG GROWTH FUNDS
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       PBHG Growth Fund                                                       10
       PBHG Emerging Growth Fund                                              12
       PBHG Large Cap Growth Fund                                             14
       PBHG Select Equity Fund                                                16
       PBHG Core Growth Fund                                                  18
       PBHG Limited Fund                                                      20
       PBHG Large Cap 20 Fund                                                 22

PBHG VALUE FUNDS
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       PBHG Large Cap Value Fund                                              24
       PBHG Mid-Cap Value Fund                                                26
       PBHG Small Cap Value Fund                                              28

PBHG SPECIALTY FUNDS
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       PBHG International Fund                                                30
       PBHG Cash Reserves Fund                                                32
       PBHG Technology & Communications Fund                                  34
       PBHG Strategic Small Company Fund                                      36

Report of Independent Accountants                                             38
Statements of Net Assets                                                      39
Statements of Asset and Liabilities                                           77
Statements of Operations                                                      78
Statements of Changes in Net Assets                                           80
Financial Highlights                                                          84
Notes to Financial Statements                                                 86
Notice to Shareholders                                                        90

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                                                            The PBHG Funds, Inc.
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                                                         Message To Shareholders

[PHOTO]
Harold J. Baxter


DEAR FELLOW SHAREHOLDERS:

We are pleased to send you The PBHG Funds, Inc. ( the "Fund") Annual report for the year ended March 31, 1998. The past year has been one of hard work and many accomplishments. It was a year marked by mixed performance results, ambitious service enhancements, expanded investment choices and strategic business initiatives. We're proud of our accomplishments and even more excited about the future.


MARKET ENVIRONMENT

Against the backdrop of a volatile investment climate this past year, many of our growth and value funds performed well, while some struggled against an environment of alternating sentiment brought on by lingering Asian concerns. To us, the strong results of our value funds were particularly gratifying. We are pleased that these new funds, which invest in attractively valued companies with strong earnings growth potential, offered our shareholders a strong complement to both our diversified and concentrated growth products.

On the other hand, the performance of our Growth and Emerging Growth Funds struggled over the past year. Investors' unease over the Asian crisis triggered a "flight to quality" which favored larger capitalization issues in the U.S. markets. Realizing that cycles of performance are not unique to any one investment class, in the coming year, we plan to offer you additional sound fund options to help build your investment portfolio.


THE PBHG FUNDS' GROWTH

At March 31, 1998 the Fund's assets stood at $8.8 billion, up from $7.8 billion at the beginning of the fiscal year. The number of funds offered grew from twelve to fourteen as we strengthened our value product line. During the year Pilgrim Baxter & Associates, the Fund's adviser, added 80 employees to bring its total staff to 150 professionals. Most of our new staff members are focused on investments, services and technology.

PBHG Fund Services, the Fund's Administrator, worked to anticipate your needs through cost containment and expanded services. Enhanced voice response and internet services were developed and introduced during the year. More detailed, up-to-date information about our funds is now available to shareholders online and via telephone. And it is now possible to securely access account information and complete transactions online as well as telephonically.


STRATEGIC BUSINESS INITIATIVES

In the fall of 1997, PBHG Fund Services, Pilgrim Baxter and Pilgrim
Baxter's parent company, United Asset Management, successfully co-invested to build a shareholder servicing company, United Asset Management Shareholder Services Center, Inc., to enhance shareholder services. This state-of-the-art operation is located in the same facility as Pilgrim Baxter, bringing our investment professionals closer to our shareholders.

Additionally, the PBHG Funds' web site (www.pbhgfunds.com) has been enhanced to offer shareholders more information. Expanded Fund information, portfolio manager commentary and shareholder account access are among the new features of the site. We encourage you to visit the site and watch for further enhancements over the coming months.

Most significant in 1997 was the arrival of Paul Hondros at Pilgrim Baxter & Associates. In October, Paul accepted the position of President and Chief Operating Officer of Pilgrim Baxter and comes to us with many years of senior management experience at a major fund company. As we look back on the accomplishments of the year past and prepare for the challenges of the days ahead, we are reminded that our commitment to you must be renewed with sincere appreciation for your investment in and dedication to The PBHG Funds, Inc. We, in turn, ask you to renew your commitment to the Fund by staying focused on long-term investment performance. We'll do the same.


                                                Sincerely,

                                                /s/ Harold J. Baxter

                                                Harold J. Baxter
                                                Chairman
                                                The PBHG Funds, Inc.

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The PBHG Funds, Inc.
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PBHG Family of Funds


PBHG AGGRESSIVE GROWTH FUNDS
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PBHG Growth Fund

The PBHG Growth Fund seeks capital appreciation by investing primarily in common stocks of small- and medium-sized U.S. growth companies. These are companies that, in the opinion of Pilgrim Baxter, have an outlook for strong growth in earnings and potential for significant capital appreciation. This Fund is aggressive and should be considered a long-term investment.


PBHG Emerging Growth Fund

The PBHG Emerging Growth Fund seeks long-term growth of capital by investing primarily in common stocks of emerging U.S. companies. This Fund is aggressive and should be considered a long-term investment.


PBHG Large Cap Growth Fund

The PBHG Large Cap Growth Fund seeks long-term growth of capital by investing primarily in equity securities of large, established companies. Many of these companies were followed by the PBHG Growth and Emerging Growth Funds until their market capitalizations grew too large for those Funds. The Fund's net asset value may be less volatile than those of our smaller cap Funds.


PBHG Select Equity Fund

The PBHG Select Equity Fund seeks long-term growth of capital by investing at least 65% of its portfolio in a limited number of companies (normally no more than 30) across the domestic equity market capitalization spectrum that, in Pilgrim Baxter's opinion, have a strong earnings growth outlook and potential for capital appreciation. This Fund is aggressive and should be considered a long-term investment.


PBHG Core Growth Fund

The PBHG Core Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of domestic small-, medium- and large-capitalization companies. The companies selected are believed by Pilgrim Baxter to offer the potential for superior long-term growth prospects and potential for long-term capital appreciation. This Fund is aggressive and should be considered a long-term investment.


PBHG Limited Fund

The PBHG Limited Fund seeks long-term capital appreciation. The Portfolio invests primarily in a diversified portfolio of equity securities of companies with market capitalizations or annual revenues of up to $250 million that are believed to have an outlook for strong earnings growth and the potential for significant long-term capital appreciation. This Fund is aggressive and should be considered a long-term investment.


PBHG Large Cap 20 Fund

The PBHG Large Cap 20 Fund seeks long-term growth of capital by investing at least 65% of its portfolio in a limited number (no more than 20) of large capitalization companies that, in Pilgrim Baxter's opinion, have a strong earnings growth outlook and potential for capital appreciation. The concentrated investment strategy of this Fund is expected to produce above-average volatility.

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                                                            The PBHG Funds, Inc.
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                                                            PBHG Family of Funds


PBHG VALUE FUNDS
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PBHG Large Cap Value Fund

The PBHG Large Cap Value Fund seeks long-term growth of capital and income. Under normal market conditions, the Fund will invest at least 65% of its total assets in a diversified portfolio of equity securities of large capitalization companies which, in the Adviser's opinion, are undervalued or overlooked by the market. (The PBHG Large Cap Value Fund is sub-advised by Pilgrim Baxter Value Investors, Inc.)


PBHG Mid-Cap Value Fund

     The PBHG Mid-Cap Value Fund seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks and other equity securities of companies with market capitalizations in the range of companies represented in the Standard & Poor's Mid-Cap 400 Index (typically $200 million to over $5 billion). These companies are considered to be relatively undervalued by the Adviser based on certain proprietary measures of value. (The PBHG Mid-Cap Value Fund is sub-advised by Pilgrim Baxter Value Investors, Inc.)


PBHG Small Cap Value Fund

     The PBHG Small Cap Value Fund seeks to achieve above average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks of small companies with market capitalizations in the range of companies represented by the Russell 2000 Index (typically between $57 million and $610 million), which are considered to be relatively undervalued by the Adviser based on certain proprietary measures of value. (The PBHG Small Cap Value Fund is sub-advised by Pilgrim Baxter Value Investors, Inc.)


PBHG SPECIALTY FUNDS
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PBHG International Fund

The PBHG International Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. The Fund is aggressive and should be considered a long-term investment. (The PBHG International Fund is sub-advised by Murray Johnstone International, Ltd.)


PBHG Cash Reserves Fund

The PBHG Cash Reserves Fund seeks to preserve principal and maintain a high degree of liquidity while providing current income. (The PBHG Cash Reserves Fund is sub-advised by Wellington Management Company, LLP.)


PBHG Technology & Communications Fund

The PBHG Technology & Communications Fund seeks long-term growth of capital by investing primarily in common stocks of companies that rely extensively on technology or communications in their product development or operations, or which are expected to benefit from technology- or communications-related advances. This Fund is aggressive and should be considered a long-term investment.


PBHG Strategic Small Company Fund

The PBHG Strategic Small Company Fund seeks growth of capital. Under normal market conditions, the Fund will invest at least 65% of its total assets in a diversified portfolio of equity securities of small capitalization companies. In selecting investments for the Portfolio, the Advisers (Pilgrim Baxter & Associates, Ltd. and Pilgrim Baxter Value Investors, Inc.) may emphasize securities poised for rapid and dynamic growth ("growth securities") or securities that are undervalued or overlooked by the market ("value securities") depending on the Advisers' view of current economic or market conditions and their long-term investment outlook.

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The PBHG Funds, Inc.
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PBHG Portfolio Managers


=========================
Gary L. Pilgrim, CFA
=========================

[PHOTO]

Manager
  PBHG Growth Fund

--------------------------------------------------------------------------------
As Chief Investment Officer of Pilgrim Baxter & Associates, Ltd., Gary Pilgrim is responsible for the investment direction of all institutional and mutual fund portfolios, and for overseeing day-to-day operations in trading and account control. Gary is a member of Pilgrim Baxter's Board of Directors and is President of The PBHG Funds, Inc. He has been involved in growth stock investing throughout his 28-year career. He began his career at Philadelphia National Bank in the late 1960s, where he served initially as an analyst, later as Director of Research, and, ultimately, as Chief Investment Officer. He is an M.B.A. graduate from Drexel University with a B.S.B.A. from the University of Tulsa. Gary is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia, Inc.


=========================
Christine M. Baxter, CFA
=========================

[PHOTO]

Manager
  PBHG Limited Fund
  PBHG Emerging Growth Fund

--------------------------------------------------------------------------------
In addition to managing PBHG mutual funds, Christine Baxter is responsible for research on the smallest companies in the Pilgrim Baxter investment universe. Christine joined Pilgrim Baxter & Associates, Ltd. in 1991. Her previous responsibilities included equity/quantitative analysis and the construction of the Pilgrim Baxter micro-cap investment universe. She is a graduate of the University of Pennsylvania. While at Penn, she interned in the equity area at First Boston Corporation. Christine is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia, Inc.


=========================
John S. Force, CFA
=========================

[PHOTO]

Co-Manager
  PBHG Technology &
    Communications Fund

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In addition to co-managing the PBHG Technology & Communications Fund, John Force
is an analyst and manager of small cap portfolios for institutional investors.
He joined Pilgrim Baxter & Associates, Ltd. from Fiduciary Management
Associates, where he was Vice-President/Portfolio Manager responsible for managing a small cap mutual fund and analyzing the health care and consumer stock sectors. John's nineteen years of portfolio management experience include bank-pooled equity funds, endowments, pensions, and profit-sharing portfolios.
As a research analyst, he has covered a broad spectrum of industries. He is an M.B.A. graduate from the University of Toledo and has a B.S. in Finance and Accounting from Miami University of Ohio. John is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia, Inc.

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                                                            The PBHG Funds, Inc.
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                                                         PBHG Portfolio Managers

=========================
Gary D. Haubold, CFA
=========================

[PHOTO]

Manager
  PBHG Large Cap Value Fund
  PBHG Mid-Cap Value Fund
  PBHG Small Cap Value Fund

Co-Manager
   PBHG Strategic Small Company
      Fund

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Gary Haubold joined Pilgrim Baxter Value Investors, Inc. ("PBVI") subadviser to the PBHG Value Funds in January 1997. Prior to joining PBVI, Gary co-managed the MAS Small Cap and Mid-Cap Funds for Miller, Anderson & Sherrerd. From 1986 to 1993 he was with Wood, Stuthers & Winthrop, an investment advisory firm. An M.B.A. graduate from the Wharton School of Business, University of Pennsylvania, he holds a B.S. in Civil/Structural Engineering from Rice University. Gary is a Chartered Financial Analyst.


=========================
John C. Keogh
=========================

[PHOTO]

Manager
  PBHG Cash Reserves Fund

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John Keogh is a Senior Vice President and Partner of Wellington Management
Company, LLP, sub-adviser to the PBHG Cash Reserves Fund. As a member of Wellington Management's Fixed Income Group, John chairs the Short Duration Bond Strategy Group, which develops guidelines for portfolio managers on investing client assets in short maturity portfolios. John manages approximately $10 billion in money market portfolios for various clients of the firm, and he has the distinction of managing the first dollar-denominated money market fund ever offered by a Japanese entity in Japan. Prior to joining Wellington Management Company in 1983, he worked in the investment division of Connecticut National Bank. John holds a B.A. in Economics from Tufts University.


=========================
James D. McCall, CFA
=========================

[PHOTO]

Co-Manager
  PBHG Large Cap Growth Fund
  PBHG Select Equity Fund
  PBHG Core Growth Fund
  PBHG Large Cap 20 Fund

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In addition to his responsibilities with the PBHG Core Growth, Large Cap Growth,
Large Cap 20 and Select Equity Funds, Jim McCall manages institutional investment accounts. Jim previously worked at The First National Bank of Maryland where he was Vice President/Portfolio Manager responsible for managing a growth mutual fund that invested across all capitalizations. Prior to that, Jim was employed by Provident Mutual Management, Co., where he managed a similar growth mutual fund. He received his M.B.A. and M.S. in Pharmacy from the University of Utah and holds a B.S. from the Philadelphia College of Pharmacy & Science. Jim is a Chartered Financial Analyst.

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The PBHG Funds, Inc.
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PBHG Portfolio Managers


=========================
Ellen A. McGee, CFA
=========================

[PHOTO]

Co-Manager
  PBHG Core Growth Fund
  PBHG Large Cap Growth Fund
  PBHG Select Equity Fund
  PBHG Large Cap 20 Fund

--------------------------------------------------------------------------------
Ellen McGee manages growth equity portfolios across all market capitalizations. Prior to joining Pilgrim Baxter & Associates, Ltd., Ellen was a Senior Portfolio Manager managing portfolios for entrepreneurs in the Family Office Group at First Union National Bank and NationsBank. During the first eight years of her investment career, Ellen managed institutional portfolios and was an equity analyst in the publishing, broadcasting and gaming industries at First National Bank of Maryland. Ellen graduated with high honors from Rutgers University and she holds the Chartered Financial Analyst designation. She is currently a member of the Financial Analysts Society in Washington D.C. and Baltimore.


=========================
Rodger Scullion, MSI
=========================

[PHOTO]

Manager
   PBHG International Fund

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Rodger Scullion is Managing Director and Chief Investment Officer of Murray
Johnstone International, Ltd. (MJI) in Glasgow, Scotland. In addition to the PBHG International Fund, for which he assumed responsibility in June 1995, Rodger manages other investment vehicles for all types of investors, including a closed-end fund with over $600 million in assets. Rodger joined MJI fifteen years ago, and in that time has had primary responsibility for the investments in markets outside the U.S. Prior to MJI, he spent eleven years with an international fund management group in Glasgow, where his investment arena included the U.S., Europe, U.K., Southeast Asia and Japan. Rodger is a Member of the Securities Institute (MSI) in Scotland.


=========================
James M. Smith, CFA
=========================

[PHOTO]

Co-Manager
  PBHG Strategic Small
    Company Fund
  PBHG Technology & Communications Fund

--------------------------------------------------------------------------------
Jim Smith serves as portfolio manager and analyst for institutional small cap portfolios at Pilgrim Baxter & Associates, Ltd., as well as co-manager of the PBHG Strategic Small Company Fund and PBHG Technology & Communications Fund. Jim has over twenty years of investment experience in equity portfolio management and research. Prior to joining Pilgrim Baxter, he was employed by Selected Financial Services as Senior Vice-President/Portfolio Manager for a small cap growth mutual fund. Jim's prior service includes employment by Sears Investment Management Company as Vice President responsible for emerging growth and venture capital portfolios. He is a graduate of Washington & Lee University, where he was inducted into Phi Beta Kappa, and he earned his M.B.A. from Northwestern University. Jim is a Chartered Financial Analyst.

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                                                            The PBHG Funds, Inc.
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                                              Management Discussion and Analysis


[PHOTO]
Gary L. Pilgrim


DEAR FELLOW SHAREHOLDERS:

In reviewing what we accomplished in the past fiscal year, there are several important events that merit discussion.

Most of our shareholders know the Fund for its growth-stock orientation which is, of course, our heritage. In 1997, however, we added a new dimension to our product line by launching the PBHG Large Cap, Mid-Cap and Small Cap Value Funds. The goal was to provide our shareholders with the ability to further diversify their existing portfolios. We are very pleased with the performance of these funds--some of which have earned notable recognition from leading financial publications and magazines. We feel that the value funds represent a good strategic fit with our existing line of growth funds. We will continue to evaluate adding new funds as we see opportunities to offer products that provide quality investment choices.

PBHG's two concentrated funds, the PBHG Large Cap 20 and Select Equity Funds, were exceptionally strong performers for the year ended March 31, 1998, returning 72.8% and 51.8% respectively. These Funds employ a unique approach to aggressive-growth investing by concentrating each Fund's investments on only their "very best ideas".

The performance of small cap aggressive growth stocks, as experienced by the PBHG Growth and Emerging Growth Funds, were marked by distinctly different and contrasting periods of performance. The Asian currency problems that erupted early in the 4th quarter, 1997, reversed a trend that had favored small company growth stocks since April, 1997. Ironically, shares of those companies with the least exposure to Asian markets -- small company growth stocks -- bore the brunt of selling while shares of large U.S. multi-nationals fell less and recovered faster.

Typical of the PBHG Growth Fund, there were bursts of upside performance in very compressed time periods. During the 18 trading days from April 25th through May 23rd, 1997, the PBHG Growth Fund returned 19.5%. For the year ended March 31, 1998, the PBHG Growth and Emerging Growth Funds returned 34.05% and 34.11%, respectively.

Because our growth funds are volatile, the timing of an investor's purchase may have a significant impact on their investment's overall return. For this reason, we encourage shareholders to have a long-term investment horizon and to establish a strategy like dollar-cost averaging to help even out the highs and the lows of the Fund's price movement.

So, what are the prospects for 1998? We are optimistic about the current economic environment. Interest rates and inflation are at historically-low levels. The stocks that we favor seem attractive on a relative earnings basis versus those of the S&P 500. And, relative attractiveness may become even more important, if as expected by most analysts, the earnings growth rate for companies making up the S&P 500 slows from previous years, and small company stocks continue to meet and even exceed current earnings estimates.

We are confident that our style of investment management will continue to reward our shareholders over the long-term.

                                                Sincerely,

                                                /s/ Gary L. Pilgrim

                                               Gary L. Pilgrim
                                               Chief Investment Officer
                                               Pilgrim Baxter & Associates, Ltd.

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The PBHG Funds, Inc.
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PBHG Growth Fund


Portfolio Profile

OBJECTIVE: The PBHG Growth Fund seeks capital appreciation by investing primarily in common stocks of small- and medium-sized U.S. growth companies. These companies in the opinion of Pilgrim Baxter, have an outlook for strong growth in earnings and potential for significant capital appreciation. This Fund is aggressive and should be considered a long-term investment.

INVESTS IN: Small to medium sized growth companies.

STRATEGY: The Fund is currently making the majority of purchase selections in companies with market capitalizations below $1 billion and intends to reduce or eliminate positions as they approach the $4 billion level. Thus, in spite of the higher valuation levels of a rising market, the Fund's weighted average market capitalization is approximately the same as a year ago.


Performance

For the year ended March 31, 1998, the Fund's total return was 34.05% versus the Russell 2000 Growth Index return of 41.16% and the Lipper Mid-Cap Funds Index of 43.53%. Performance during the fiscal year was relatively strong except for the quarter ended December, which was impacted by the general anxiety created by the Asian economic turmoil. This event took a particularly heavy toll on the price performance of our technology and energy holdings, but small growth companies broadly took a relative beating as investors deserted the asset class in favor of larger and more liquid stocks, i.e., a risk avoidance stance. With the exception of this quarter, however, we believe a return of investor interest to small growth companies was clearly evident since the capitulation low was established in April of 1997. At that point, investors were becoming aware of the combination of an increasingly attractive relative valuation and relative earnings outlook. We are optimistic that this trend can be sustained as our portfolio companies continue to report impressive earnings.

     The Services sector finished the year as the largest weighting in the portfolio, as Technology declined to the second largest for the first time in years. While the difference between the two sectors' weightings is not significant, the discipline of following earnings trends accounts for the shift. Not surprisingly, these two sectors accounted for approximately two-thirds of the year's return. Consumer stocks, followed by Health Care, accounted for the balance of the return and both sectors increased slightly in their portfolio weighting.


Portfolio Highlights

The theme of both our best and worst stocks for the year was predictable and familiar; where our companies met or exceeded earnings expectations the stocks tended to do well, and the reverse was also painfully apparent. Chesapeake Energy, Clarify, Electronics for Imaging, APAC Teleservices and Remedy (our five worst stocks) all missed earnings forecasts badly and with the exception of a small position in Chesapeake, all have been sold. The large loss in Chesapeake was particularly disappointing, because the actual news and earnings on the company were quite positive until an important exploration play was officially declared a "bust" by the company, and a large write-off was taken to reflect the decline in value. Also during this period, energy prices weakened, which contributed to a very negative investor psychology.

     On a more constructive note, we had many winners. Seventy-five percent of issues owned during the year produced a positive return. Thirty-five of these increased by more than 50%, while our top five winners each appreciated by more than 100%. Beyond the association of "good earnings equals good stocks", Education Services (CBT Group, Apollo Group, Devry), Technology and Consulting Services (Cambridge Technology, Ciber, Sapient), and Wholesome Living (Whole Foods, Rexall Sundown, General Nutrition) were very productive themes. Our largest winner, up some six-fold for the year, was Citrix Systems, the leader in software that allows one NT server to support many clients. While controversy over Citrix's relationships with Microsoft drove the stock to very depressed levels at one point, we stayed with the position (and actually added to it) and were well rewarded as the issues were resolved favorably. During this uproar, the company never missed a beat in earnings continuity.

     All in all, Fiscal 1997 was a bumpy year, but one during which we gained some satisfaction (and relief) that our stock selection tools proved reasonably robust and affirmed our confidence in our philosophy and strategy. That is, that investing in high-growth companies meeting or exceeding our expectations does work well over time.


--------------------------------------------------------------------------------
Top Five Performers*                          Bottom Five Performers*
--------------------------------------------------------------------------------
Citrix Systems                                Chesapeake Energy
Saville Systems ADR                           Clarify
Legato Systems                                Electronics for Imaging
Rexall Sundown                                APAC Teleservices
Information Management Resources              Remedy


*    During the year ended March 31, 1998

10

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                                                            The PBHG Funds, Inc.
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                                                                PBHG Growth Fund


                 Comparison of Change in the Value of a $10,000
                   Investment in the PBHG Growth Fund, versus
                  the Russell 2000 Growth Index and the Lipper
                              Mid-Cap Funds Average


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


              PBHG Growth         Russell           Lipper Mid
             (PBHG Class)          2000             Cap Funds
                 Fund           Growth Index(3)     Average(4)
              ----------       --------------       ----------
  12/85         $10,000           $10,000            $10,000
   3/86         $11,510           $11,482            $11,698
   6/86         $12,680           $12,233            $12,843
   9/86         $11,240           $10,245            $11,252
  12/86         $12,394           $10,358            $11,690
   3/87         $16,871           $13,175            $14,494
   6/87          $1,508           $12,991            $14,601
   9/87         $17,524           $13,413            $15,375
  12/87         $13,832            $9,273            $11,808
   3/88         $14,660           $10,888            $13,080
   6/88         $15,684           $11,579            $13,994
   9/88         $14,744           $11,260            $13,679
  12/88         $14,780           $11,162            $13,789
   3/89         $15,244           $11,991            $14,878
   6/89         $17,004           $12,767            $16,184
   9/89         $19,896           $13,907            $18,005
  12/89         $19,109           $13,413            $17,652
   3/90         $19,377           $13,057            $17,511
   6/90         $21,823           $13,881            $18,891
   9/90         $15,483           $10,259            $15,247
  12/90         $17,266           $11,078            $16,767
   3/91         $22,659           $14,462            $20,487
   6/91         $20,664           $13,961            $20,295
   9/91         $23,074           $15,467            $22,196
  12/91         $26,179           $16,748            $24,503
   3/92         $25,782           $17,207            $24,623
   6/92         $23,544           $15,140            $23,128
   9/92         $23,644           $15,433            $23,968
  12/92         $33,612           $18,050            $27,342
   3/93         $34,668           $17,726            $27,870
   6/93         $39,822           $18,236            $28,544
   9/93         $47,344           $19,938            $30,708
  12/93         $49,312           $20,461            $31,460
   3/94         $47,592           $19,629            $30,457
   6/94         $41,591           $18,397            $28,931
   9/94         $49,052           $20,112            $31,271
  12/94         $51,654           $19,964            $30,915
   3/95         $54,219           $21,058            $33,082
   6/95         $59,998           $23,147            $36,007
   9/95         $70,712           $25,779            $39,910
  12/95         $77,660           $26,158            $40,544
   3/96         $82,140           $27,662            $43,062
   6/96         $89,348           $29,278            $45,362
   9/96         $91,621           $29,027            $46,822
  12/96         $85,290           $29,105            $47,862
   3/97         $69,375           $26,052            $44,880
   6/97         $80,420           $30,626            $51,877
   9/97         $90,192           $35,808            $59,352
  12/97         $82,433           $32,874            $57,429
   3/98         $91,653           $36,780            $64,349


                          Average Annual Total Return(1)
                              As of March 31, 1998


                                             Annualized  Annualized  Annualized
                                  One Year     3 Year      5 Year      10 Year
                                   Return      Return      Return      Return
--------------------------------------------------------------------------------
PBHG Growth Fund-PBHG Class        34.05%      19.12%      21.46%      20.12%
--------------------------------------------------------------------------------
PBHG Growth Fund-Advisor Class(2)  33.71%      18.97%      21.37%      20.07%
--------------------------------------------------------------------------------


                                Sector Weightings
                                at March 31, 1998

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                   Investment                              %
                   ----------                             ---
                   Cash                                    6%
                   Consumer                               17%
                   Energy                                  7%
                   Financial                               1%
                   Health                                 16%
                   Industrial/General Manufacturing        2%
                   Services                               27%
                   Technology                             24%

                        % of Total Porfolio Investments

(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The performance shown for the Advisor Class (formerly known as the Trust Class) prior to its inception on August 19, 1996, is based on the performance and expenses of the PBHG Class. Subsequent to August 19, 1996, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the PBHG Advisor Class from its inception date to March 31, 1998 was 6.42%.

(3) The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(4) The Lipper Mid-Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index. The performance figures are based on changes in net asset value of the funds in the Index with all capital gains distributions and income dividends reinvested.

================================================================================
The PBHG Funds, Inc.
================================================================================
PBHG Emerging Growth Fund


Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN:  Domestic emerging growth companies.

STRATEGY: The Fund's strategy is to invest in young, rapidly growing companies with prospects for continued growth. The Fund will typically target the following sectors: technology, healthcare, consumer and service. The Fund will remain diversified over a large number of securities, with no one security accounting for more than 3% of the portfolio.


Performance

For the year ended March 31, 1998, the Fund's total return was 34.11% versus 44.50%, 41.16%, and 43.53% for the Wilshire Small Cap Growth Index, the Russell 2000 Growth Index, and the Lipper Small Company Funds Average, respectively.

     Technology and Service companies were responsible for the majority of the Fund's return. The Consumer and Health sectors provided positive contribution to return, but to a lesser degree.

     The 12 month period ended March 31, 1998 can be characterized by three distinct periods.

     First, the Fund generated a positive return of 40.7% in the period between March 31, 1997 and October 10, 1997. During this period, the Fund benefited from the attractive relative valuations of smaller companies and continued strong company growth. It is notable that at March 31, 1997, the weighted average Price to Earnings ratio based on the next 12 months EPS estimates of the Fund was 27, while the weighted average next 12 months EPS estimated growth rate of the companies in the portfolio was 42.7%.

     Second, the Fund generated a negative return of 20.4% in the period between October 10, 1997 and January 12, 1998. The negative move began with fears of the effects of the Asian economic crisis. While many small companies have limited international exposure, smaller technology companies may have significant exposure to Asian customers. The uncertainty surrounding the magnitude and duration of the ill effects of the crisis in Asia caused a broad sell-off in smaller stocks with Technology stocks being hit the hardest.

     Third, the Fund generated a positive return of 19.7% in the period between January 12, 1998 and March 31, 1998. With the immediate effects of Asia becoming clearer, the broader positive move in smaller stocks resumed.


Portfolio Highlights

The Fund remains focused on what Pilgrim Baxter believes are what Pilgrim Baxter believes are the highest growth companies and remains concentrated in the following four sectors: Consumer, Healthcare, Service and Technology. Over the year ended March 31, 1998, the Consumer allocation increased by roughly 9 percentage points to approximately 21% of equity holdings, and the Technology weighting decreased roughly 8 percentage points to 32% of equity holdings. We continue to build the portfolio with a bottom-up approach, and add positions to the portfolio one stock at a time.

     For the year, the Fund's five top performing stocks were up an average of 233% while the worst five performing stocks were down an average of 62%. Those stocks held throughout the period produced an average return for the Fund of 83%, those purchased during the period produced and average return for the Fund of 16%, and those positions eliminated during the period produced an average return for the Fund of 0.1%.

     The Fund seeks companies with an ability to sustain superior revenue and earnings growth. Throughout the period, the growth characteristics of the companies in the portfolio have remained consistent. The position weighted average earnings per share growth for the last 12 months remains above 60%. We are encouraged by this fact. As of March 31, 1998, the position weighted average Price to Earnings ratio for the Portfolio, based on next 12 months EPS estimates was 33. We believe the combination of reasonable relative valuations and indications of continued strong small company growth fundamentals provides a constructive backdrop for smaller growth companies at this point in time.

--------------------------------------------------------------------------------
Top Five Performers*                  Bottom Five Performers*
--------------------------------------------------------------------------------
NBTY                                  Inso
Legato Systems                        Forte Software
Romac International                   Project Software
Manugistics Group                     Clarify
Documentum                            Videoserver

*    During the year ended March 31, 1998

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================
                                                       PBHG Emerging Growth Fund


                 Comparison of Change in the Value of a $10,000
              Investment in the PBHG Emerging Growth Fund, versus
                  the Russell 2000 Growth Index and the Lipper
                          Small Company Funds Average


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                       PBHG            Russell             Lipper
                     Emerging           2000              Small Company
                    Growth Fund      Growth Index(3)    Funds Average(4)
                    -----------      ---------------    ----------------
      6/93            $10,000           $10,000            $10,000
      9/93            $12,500           $10,933            $10,883
     12/93            $13,100           $11,220            $11,157
      3/94            $13,100           $10,764            $10,844
      6/94            $12,008           $10,088            $10,260
      9/94            $14,621           $11,029            $11,126
     12/94            $16,216           $10,947            $11,096
      3/95            $17,290           $11,548            $11,740
      6/95            $19,384           $12,693            $12,799
      9/95            $22,359           $14,136            $14,305
     12/95            $24,072           $14,344            $14,600
      3/96            $25,963           $15,169            $15,565
      6/96            $29,159           $16,055            $16,754
      9/96            $29,643           $15,918            $17,081
     12/96            $28,184           $15,960            $17,506
      3/97            $22,403           $14,286            $16,347
      6/97            $27,033           $16,794            $19,139
      9/97            $30,918           $19,636            $22,313
     12/97            $27,149           $18,027            $21,199
      3/98            $30,045           $20,169            $23,508



                         Average Annual Total Return(1)
                              As of March 31, 1998


                                                 Annualized         Annualized
                                  One Year         3 Year           Inception
                                   Return          Return            to Date (2)
--------------------------------------------------------------------------------
PBHG Emerging Growth Fund          34.11%           20.22%            26.10%
--------------------------------------------------------------------------------

                                Sector Weightings
                                at March 31, 1998

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                   Investment                              %
                   ----------                             ---
                   Cash                                    3%
                   Consumer                               21%
                   Energy                                  1%
                   Financial                               3%
                   Health                                 14%
                   Industrial/General Manufacturing        2%
                   Services                               21%
                   Technology                             32%
                   Transportation                          3%

                        % of Total Porfolio Investments


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The PBHG Emerging Growth Fund commenced operations on June 15, 1993.

(3) The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(4) The Lipper Small Company Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies on the basis of the size of the company. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested.

================================================================================
The PBHG Funds, Inc.
================================================================================
PBHG Large Cap Growth Fund


Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Companies, with above $1 billion of market capitalization that, in Pilgrim Baxter's opinion, have an outlook for strong growth in earnings and potential for capital appreciation.

STRATEGY: This Fund consists of larger companies with historical and estimated future growth rates of over 20%. The Portfolio strives to layer additional strong investment ideas on top of the 20 "best ideas" found in the PBHG Large Cap 20 Fund to provide a more diversified investment opportunity for shareholders interested in the large company arena.

     In the current environment--where very large, multinational, economically sensitive corporations are experiencing slowing growth rates, this Fund attempts to isolate and harness the power of consistent, high-growth, large companies that are less affected by economic cycles.


Performance

The Fund finished the fiscal year on a strong note, returning 17.20% in the final quarter ended March 31, 1998, which compared favorably to the S&P 500 Index return for the quarter of 13.53%. The Portfolio's 60.80% return for the full year was also strong, particularly when viewed against the surprisingly robust gain of 49.45% and 47.88% for the Russell 1000 Growth Index and the S&P 500 Index respectively, over the same period. The Fund reached its third anniversary on April 5, 1998, a few days after the end of our fiscal year. The Portfolio's annualized total return over its initial 3-year period was 34.31%, which compares favorably to the S&P 500 Index's annualized total return for the same period of 32.83%.

     The outperformance in the final quarter and year was led by the Technology sector, which benefited from better-than-expected earnings reports from several holdings including Dell Computer, PeopleSoft, America Online, and Microsoft. Importantly, these companies have very little exposure to the Asian market and have been relatively unaffected by the economic problems in that region. In fact, Dell Computer, which does much of its PC assembly work in Malaysia has actually benefited from reduced costs for components and labor that have resulted from the regional turmoil. Also, most of Dell's Southeast Asian sales go to Japan, which has been a challenging market for the past several years. Nonetheless, Dell has been successful thus far in its effort to penetrate that market.

     Another strong performance contributor was the Financial sector, led by Associates First Capital and MGIC Investment. The General Manufacturing Sector benefited from excellent gains in Harley-Davidson and Danaher, while the Healthcare sector, another positive contributor, was helped by exposure to the drug group-particularly Pfizer-and healthcare information systems provider HBO & Co. The Service sector, the Fund's largest, was also a positive contributor, led by radio station and billboard company Clear Channel Communications and systems integrator Cambridge Technology Partners. Finally, our Energy sector holdings underperformed, pressured by declining oil prices, and our Consumer sector holdings underperformed slightly, though we enjoyed a few strong individual performances from companies like Cendant and Staples.


Portfolio Highlights

Of the 80 different stocks owned over the last 12 months, 37 advanced more than 40% while only 2 declined more than 40%. The top five performers (listed below) were up an average of 177%, led by Dell's impressive gain of 300%. The bottom five performers, all of which were sold during the year because of weakening business trends, declined an average of 35%.

     The top five performers came from our three key sectors of Technology (Dell Computer and PeopleSoft), Healthcare (HBO & Co. and Pfizer) and Services (Clear Channel Communications). Dell Computer's direct model for selling PC's, workstations, and servers continued to demonstrate its superiority over the indirect distribution model used by most competitors. In fact, both Compaq and IBM stumbled badly near year end, as they finally acquiesced and began a shift to more of a direct selling model. PeopleSoft offers a full suite of software applications that bring efficiencies to many corporate functions, thereby enhancing competitiveness. Demand for these products remains strong. HBO & Co. continues to capitalize on its industry dominant position, offering the most extensive end-to-end information systems solutions to its healthcare provider customers. Pfizer continually gained recognition over the past year for the power of its new drug development pipeline, and for the superior competitive profile of its stable of existing drug products. Clear Channel Communications continues to acquire strategically located radio stations and billboard properties, boosting profitability and cash flow through economies of scale and cross-selling of advertising between the two mediums.

     The bottom five performers all announced disappointing financial results caused by a variety of factors. Oxford Health Plans' tremendous growth in HMO membership overwhelmed the ability of the company's information systems, leading to lost revenues and costly (and failed) attempts at quick fixes. Boston Chicken "hit the wall" in terms of their ability to boost same-restaurant traffic and to raise prices. ADC Telecommunications, one of the Fund's top performers in the prior fiscal year, fell behind the technology curve and lost market share to stronger players like Lucent and Northern Telecom. Viking Office Products ran into management problems in key European markets. Finally, Boston Scientific failed to keep pace with competitors' new product enhancements, while growth in older products slowed substantially.


--------------------------------------------------------------------------------
Top Five Performers*                    Bottom Five Performers*
--------------------------------------------------------------------------------
Dell Computer                           Oxford Health Plans
PeopleSoft                              Boston Chicken
HBO & Co.                               ADC Telecommunications
Pfizer                                  Viking Office Products
Clear Channel Communications            Boston Scientific


*    During the year ended March 31, 1998

--------------------------------------------------------------------------------
                                                            The PBHG Funds, Inc.
--------------------------------------------------------------------------------
                                                      PBHG Large Cap Growth Fund


                 Comparison of Change in the Value of a $10,000
              Investment in the PBHG Large Cap Growth Fund, versus
             the Russell 1000 Growth Index, the Lipper Growth Funds
                          Average and the S&P 500 Index


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


             PBHG            Russell               Lipper                S&P
           Large Cap           1000            Growth & Income           500
          Growth Fund     Growth Index(3)       Funds Average(4)       Index(5)
          -----------     ---------------       ----------------       --------

   4/95     $10,000           $10,000              $10,000            $10,000.00
   6/95     $10,920           $10,748              $10,748            $10,640.25
   9/95     $13,160           $11,724              $11,673            $11,485.27
  12/95     $13,383           $12,258              $11,944            $12,176.25
   3/96     $14,992           $12,916              $12,601            $12,829.60
   6/96     $16,158           $13,739              $13,178            $13,404.66
   9/96     $16,870           $14,233              $13,573            $13,819.10
  12/96     $16,514           $15,092              $14,308            $14,969.96
   3/97     $14,727           $15,173              $14,168            $15,372.16
   6/97     $18,197           $18,043              $16,412            $18,053.90
   9/97     $20,139           $19,399              $18,137            $19,406.77
  12/97     $20,206           $19,693              $17,920            $19,963.85
   3/98     $23,681           $22,677              $20,221            $22,746.63



                          Average Annual Total Return(1)
                              As of March 31, 1998

                                                           Annualized
                                           One Year         Inception
                                            Return          to Date(2)
--------------------------------------------------------------------------------
PBHG Large Cap Growth Fund                  60.80%            33.43%
--------------------------------------------------------------------------------


                                Sector Weightings
                                at March 31, 1998

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                   Investment                              %
                   ----------                             ---
                   Cash                                    4%
                   Consumer                               12%
                   Energy                                  2%
                   Financial                               7%
                   Health                                 18%
                   Industrial/General Manufacturing        4%
                   Services                               30%
                   Technology                             23%

                         % of Total Porfolio Investments


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The PBHG Large Cap Growth Fund commenced operations on April 5, 1995.

(3) The Russell 1000 Growth Index is an unmanaged index comprised of those securities in the Russell 1000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(4) The Lipper Growth Funds Average is an equally weighted bench-mark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested.

(5) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

================================================================================
The PBHG Funds, Inc.
================================================================================
PBHG Select Equity Fund

Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Normally no more than 30 common stocks of companies that, in Pilgrim Baxter's opinion, have a strong earnings growth outlook and potential for capital appreciation.

STRATEGY: This portfolio is designed to concentrate our investments in 25 to 30 companies that we believe represent the best growth company stories in the market at a given time, regardless of company size. We purchase only those high growth, high quality companies where we have the greatest confidence in the company specific fundamental business characteristics.


Performance

With a strong March, the Select Equity Fund surpassed its benchmarks, the Russell 3000 Growth Index and the S&P 500 Index, for the quarter ended March 31, 1998, returning 15.38% versus 14.83% and 13.53% for the Russell 3000 Growth Index and S&P 500 Index, respectively. For the one year period ended March 31, 1998, the Fund returned 51.79% also beating the benchmarks. The Fund reached its third anniversary on April 5, 1998, just a few days after the end of the fiscal year. The Fund's annualized return over its first 3 years was 36.71%, which compares favorably to the S&P 500's annualized total return of 32.83% over the same period.

     Our two largest sectors, Technology and Services, were the biggest contributors to performance in the fiscal year. The Healthcare sector was also a positive contributor. The Consumer sector was essentially neutral, while the Energy sector underperformed because of the steady decline in the price of oil. The most common theme driving individual stock performance was the reporting of better-than-expected financial results. Examples in Technology include Dell Computer, PeopleSoft, Visio, and Lucent; in Healthcare, HBO & Co. and Quintiles; in Services, Clear Channel Communications and Saville Systems. Strategic mergers or acquisitions also proved beneficial to certain stocks. Examples here include Network Associates (formed from the merger of McAfee Associates and Network General) and Cendant Corp., which made a number of accretive acquisitions during the fiscal year.

     A key development during the fiscal year was the recognition of the financial/economic crisis in Southeast Asia. We quickly analyzed each company in the portfolio to identify the level of exposure to this risky situation. We determined that the Fund's exposure was limited to just a few of our Technology holdings, and in each case the risk to overall financial performance was determined to be insignificant. In fact, we concluded that Dell Computer stands to benefit from the developments in Southeast Asia. Much of Dell's PC assembly is done in Malaysia and numerous components are sourced from that part of the world, which means that lower costs for labor and parts were likely to more than offset any sales shortfall in the region.


Portfolio Highlights

     The Fund owned 42 different stocks during the fiscal year, but no more than 30 at any one time. The top five performers (listed below) were up an average of 173%; the bottom five performers, all of which were sold during the year because of deteriorating business fundamentals, declined an average of 47%.

     The top five performers came from our three key sectors of Technology (Dell Computer, PeopleSoft, and Visio), Healthcare (HBO & Co.), and Services (Clear Channel Communications). Dell Computer's direct model for selling PC's, workstations, and servers continued to demonstrate its superiority over the indirect distribution model used by most competitors. In fact, key competitors IBM and Compaq both stumbled badly near year end as they finally acquiesced and attempted to undertake some direct-selling initiatives. PeopleSoft offers a full suite of software applications to bring efficiencies to many essential corporate functions, thereby enhancing competitiveness. Demand for these products remains powerful. Visio's desktop diagramming/drawing software programs also represent efficiency enhancers for their corporate customers. A steadily broadening product line is expected to sustain strong growth well into the future. HBO & Co. continues to capitalize on its industry dominant position, offering the most extensive end-to-end information systems solutions to its healthcare provider customers. Clear Channel Communications continues to acquire strategically located radio stations and billboard properties, boosting profitability and cash flow through economics of scale and the cross-selling of advertising between the two mediums.

     The bottom five performer's experienced deteriorating business conditions caused by a variety of circumstances. In the cases of help desk software maker Remedy and high speed transmission systems provider PairGain Technologies, competition intensified faster than expected. This led to severe price discounting, which negatively impacted profit margins. At Oxford Health Plans, the tremendous growth in HMO membership overwhelmed the abilities of the company's information systems, leading to lost revenues and costly (and failed) attempts at quick fixes. Forte Software's object-oriented software development tools fell behind the technology curve in this rapidly changing and complex niche and financial results suffered. Finally, Dura Pharmaceuticals, a marketer of respiratory drug products, was adversely affected by a relatively mild flu season and by an inability to hire and retain high quality salespeople.


--------------------------------------------------------------------------------
Top Five Performers*                          Bottom Five Performers*
--------------------------------------------------------------------------------
Dell Computer                                 Remedy
PeopleSoft                                    Oxford Health Plans
HBO & Co.                                     Forte Software
Clear Channel Communications                  PariGain Technologies
Visio                                         Dura Pharmaceuticals


*    During the year ended March 31, 1998

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================
                                                         PBHG Select Equity Fund


                 Comparison of Change in the Value of a $10,000
          Investment in the PBHG Select Equity Fund, versus the Russell
            3000 Growth Index, the Lipper Capital Appreciation Funds
                          Average and the S&P 500 Index


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                     PBHG          Russell              Lipper           S&P
                 Select Equity       3000        Capital Appreciation    500
                     Fund        Growth Index(3)      Average(4)       Index(5)
                     ----        ------------          -------        ----------
          4/95     $10,000         $10,000            $10,000         $10,000.00
          6/95     $11,685         $10,756            $10,756         $10,640.25
          9/95     $14,545         $11,757            $11,813         $11,485.27
         12/95     $15,510         $12,256            $12,140         $12,176.25
          3/96     $17,326         $12,919            $12,859         $12,829.60
          6/96     $19,603         $13,733            $13,488         $13,404.66
          9/96     $21,118         $14,164            $13,795         $13,819.10
         12/96     $19,852         $14,937            $14,184         $14,969.96
          3/97     $16,123         $14,857            $13,733         $15,372.16
          6/97     $19,568         $17,649            $15,676         $18,053.90
          9/97     $22,335         $19,136            $17,738         $19,406.77
         12/97     $21,210         $19,230            $17,023         $19,963.85
          3/98     $24,473         $22,083            $19,067         $22,746.63



                          Average Annual Total Return(1)
                              As of March 31, 1998

                                                                Annualized
                                   One Year                      Inception
                                    Return                       to Date(2)
--------------------------------------------------------------------------------
  PBHG Select Equity Fund           51.79%                        35.85%
--------------------------------------------------------------------------------


                                Sector Weightings
                                at March 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                   Investment                              %
                   ----------                             ---
                   Cash                                    2%
                   Consumer                               13%
                   Energy                                  1%
                   Health                                 13%
                   Services                               30%
                   Technology                             43%

                         % of Total Porfolio Investments


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The PBHG Select Equity Fund commenced operations on April 5, 1995.

(3) The Russell 3000 Growth Index is an unmanaged index comprised of those securities in the Russell 1000 and Russell 2000 Indexes with greater-than average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(4) The Lipper Capital Appreciation Funds Average is an equally weighted benchmark composed of mutual funds with the investment objective of maximum capital appreciation. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested.

(5) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

================================================================================
The PBHG Funds, Inc.
================================================================================
PBHG Core Growth Fund


Portfolio Profile

OBJECTIVE: Long-term capital appreciation.

INVESTS IN: A diversified portfolio of equity securities of companies, without regard to market capitalization, that are believed by Pilgrim Baxter to have superior long-term growth prospects and potential for long-term capital appreciation.

STRATEGY: At year end the Fund's holdings ranged from roughly $174 million to $282 billion in market capitalization, with an average size of $12.3 billion. While future changes in holdings will create some variability, we do not expect the company size features of the fund to differ substantially from what they are presently. Stock selection is exclusively "bottom up", focusing on individual companies and the strength of their fundamental business characteristics. Sector exposure is not predetermined, but follows from the selection of the most attractive individual stocks.

Performance

The Core Growth Fund returned 30.85% compared with the 48.64% return of the Russell 3000 Growth Index for the year ended March 31, 1998. The greatest contributor to the gap in performance was market capitalization as evidenced by a closer look at the Russell 3000 Growth Index. For example, the Russell 3000 Growth Index includes the large cap, Russell 1000 Growth Index which returned 49.5% in the period. The top 30 stocks in the 3000 averaged $104.5 Billion market cap and accounted for 48% of the total Index. A second, although smaller, source of performance disparity was style. Except in the Large Cap arena, value outperformed the growth style in all other capitalization ranges. The Core Growth Fund was off to a good start in its first quarter (second calendar quarter 1997) as valuation and capital gains tax cuts helped smaller, growth companies to surge ahead. All that came to an abrupt halt in the Fund's third quarter as Asian fears took hold of investors: earnings estimates were revised downward and P/E ratios contracted. After a tough January, the Fund rebounded for the remainder of its fourth quarter, returning a respectable 12.84% to top off the year.

     At year end Technology, the largest sector, stood at 30% of Fund assets and registered a gain of 35%, Business Services was the second largest sector, returning 60.3%, and Healthcare, at a 14% weighting, contributed 28.0%. The Finance sector, weighted at just 3.0% of the Fund, gained 71.7% for the 52 week period.


Portfolio Highlights

The Fund typically invests in 75-90 stocks at any given time, investing in approximately 130 stocks, in total, throughout the year. The top 40% of holdings performed in excess of 23% while the bottom 40% of the companies returned less than 7.5%. Of the top 5 performing stocks, 4 were held throughout the year, and represent the diversification of the Fund. As a group, the average return of the 5 was 178%. The bottom 5 performers averaged -58% and were sold after announcing earnings shortfalls.

     For the second consecutive year, Dell Computer was a member of the top 5 club with a 300% gain for the year. Dell's build-to-order PC business model allows it to maintain attractive average selling prices as a new PC cycle progresses and unit volume grows as prices fall. Dell's model avoids the problem of accumulating obsolete inventory which non-direct PC manufactures must write down. The other technology name, in the top 5, PeopleSoft, grew revenues and earnings in excess of 70% through sales of its enterprise-wide, integrated product suite software delivering human resources, finance, manufacturing and supply chain management functions. Business Services representatives, Clear Channel Commun-ications and Saville Systems, gained 128% and 142% respectively. Clear Channel grew through a series of highly accretive acquisitions in the radio and outdoor advertising industries consistent with its successful strategy of integration and increasing advertising rates. Saville Systems is an indirect beneficiary of telecom deregulation as new communications providers focus resources on building infrastructure and outsourcing billing functions. Saville offers convergent billing solutions to global wireline and wireless communications providers. HBO & Co. continues to turn in good earnings results through a two-pronged approach. New products added to its information systems and its aggressive sales to existing and new customers.

     Remedy and Scopus Technology participate in the Front Office Automation segment and were hurt by an increasingly competitive environment characterized by aggressive pricing and larger, "lumpier" sales orders which caused both companies to miss earnings estimates. APAC Teleservices faced a similar situation when one of its largest clients, UPS, driven by its own strike-related problems, renegotiated its contract with the company at less favorable rates.

--------------------------------------------------------------------------------
Top Five Performers*                      Bottom Five Performers*
--------------------------------------------------------------------------------
Dell Computer                             Scopus Technology
PeopleSoft                                Remedy
HBO & Co.                                 Electronics for Imaging
Saville Systems ADR                       APAC Teleservices
Clear Channel Communications              Videoserver


*    During the year ended March 31, 1998

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================
                                                           PBHG Core Growth Fund

                 Comparison of Change in the Value of a $10,000
                    Investment in the PBHG Core Growth Fund,
                  versus the Russell 3000 Growth Index and the
                           Lipper Growth Funds Average

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                        PBHG              Russell             Lipper
                     Core Growth           3000            Growth Funds
                        Fund            Growth Index(3)      Average (4)
                        ----            --------------       ----------
       12/31/95        $10,000             $10,000            $10,000
          3/96         $11,820             $10,541            $10,553
          6/96         $13,800             $11,206            $11,029
          9/96         $14,200             $11,557            $11,359
         12/96         $13,280             $12,188            $11,974
          3/97         $10,340             $12,122            $11,858
          6/97         $12,230             $14,400            $13,735
          9/97         $12,890             $15,612            $15,179
         12/97         $11,990             $15,689            $15,001
          3/98         $13,530             $18,015            $16,926

                         Average Annual Total Return(1)
                              As of March 31, 1998


                                                                Annualized
                                One Year                         Inception
                                 Return                          to Date(2)
--------------------------------------------------------------------------------
  PBHG Core Growth Fund          30.85%                           14.35%
--------------------------------------------------------------------------------


                                Sector Weightings
                                at March 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                   Investment                              %
                   ----------                             ---
                   Cash                                    2%
                   Consumer                               16%
                   Energy                                  3%
                   Financial                               3%
                   Health                                 14%
                   Industrial/General Manufacturing        3%
                   Services                               28%
                   Technology                             30%

                         % of Total Porfolio Investments


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The PBHG Core Growth Fund commenced operations on January 2, 1996.

(3) The Russell 3000 Growth Index is an unmanaged index comprised of those securities in the Russell 1000 and Russell 2000 Indexes with a greater-than average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(4) The Lipper Growth Funds Average is an equally weighted bench-mark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested.

================================================================================
The PBHG Funds, Inc.
================================================================================
PBHG Limited Fund


Portfolio Profile

OBJECTIVE:  Long-term capital appreciation.

INVESTS IN: A diversified portfolio of equity securities of companies that are believed, by Pilgrim Baxter, to have superior long-term growth prospects and potential for long-term capital appreciation.

STRATEGY: The Fund invests in companies under $250 million in market capitalization or annual revenues. The Fund is currently closed to investment by new shareholders in order to protect achievement of its investment objective.


Performance

For the year ended March 31, 1998, the Fund's total return was 60.78% versus 44.50%, 41.16%, and 41.84% for the Wilshire Small Cap Growth Index, Russell 2000 Growth Index, and Lipper MicroCap Funds Index, respectively.

     Technology and Service companies were responsible for the majority of the Fund's total return. The Consumer and Health sectors provided positive contribution to return, but to a lesser degree.

     The 12 month period can be characterized by three distinct periods.

     First, the Fund generated a positive return of 54.9% in the period between March 31, 1997 and October 10, 1997. During this period, the Fund benefited from the attractive relative valuations of smaller companies and continued strong company growth. It is notable that at March 31, 1997, the weighted average Price to Earnings ratio based on the next 12 months EPS estimates was 22, while the weighted average next 12 months EPS estimated growth rate of the companies in the portfolio was 43.4%.

     Second, the Fund generated a negative return of 16.6% in the period between October 10, 1997 and January 12, 1998. The negative move began with fears of the effects of the Asian economic crisis. While many small companies have limited international exposure, smaller technology companies may have significant exposure to Asian customers. The uncertainty surrounding the magnitude and duration of the ill effects of the crisis in Asia caused a broad sell-off in smaller stocks with technology stocks being hit the hardest.

     Third, the Fund generated a positive return of 20.5% in the period between January 12, 1998 and March 31, 1998. With the immediate effects of Asia becoming clearer, the broader positive move in smaller stocks resumed.


Portfolio Highlights

The Fund remains focused on the fastest growing small companies and remains concentrated in the following four sectors: Consumer, Healthcare, Service and Technology. There were no significant weighting changes throughout the period. We continue to build the portfolio with a bottom-up approach and add positions to the portfolio one stock at a time.

     For the year, the Fund's five top performing stocks were up an average of 211% while the worst five performing stocks were down an average of 42%. Those stocks held throughout the period produced an average return of 83.5%, those purchased during the period produced an average return of 23.3%, and those positions eliminated during the period produced an average return of 10.4%.

     The Fund seeks small companies with an ability to sustain superior revenue and earnings growth. Throughout the period, the growth characteristics of the companies in the portfolio have remained consistent. The position weighted average earnings per share growth for the last 12 months is above 60%. We are encouraged by this fact. As of March 31, 1998, the position weighted average Price to Earnings ratio for the Portfolio, based on next 12 months EPS estimates was 32. We believe the combination of reasonable relative valuations and indications of continued strong small company growth fundamentals provides a constructive backdrop for smaller growth companies at this point in time.

--------------------------------------------------------------------------------
Top Five Performers*                     Bottom Five Performers*
--------------------------------------------------------------------------------
Smart Modular Technologies               Desktop Data
Applied Voice Technology                 Interlink Computer Sciences
Romac International                      Ultrak
Documentum                               DSP Group
Radiant Systems                          Meridian Diagnostics


*    During the year ended March 31, 1998

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================
                                                               PBHG Limited Fund


                 Comparison of Change in the Value of a $10,000
                 Investment in the PBHG Limited Fund, versus the Russell 2000 Growth Index and the Lipper Small
                              Company Funds Average

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        PBHG              Russell             Lipper
                      Limited              2000            Small Company
                        Fund            Growth Index(3)   Funds Average(4)
                        ----            --------------    ----------------
        6/30/96       $10,000             $10,000            $10,000
          9/96        $11,010              $9,914            $10,195
         12/96        $11,083              $9,941            $10,449
          3/97         $9,084              $8,898             $9,757
          6/97        $11,454             $10,460            $11,424
          9/97        $13,622             $12,229            $13,318
         12/97        $12,863             $11,228            $12,653
          3/98        $14,606             $12,562            $14,031


                         Average Annual Total Return(1)
                              As of March 31, 1998

                                                              Annualized
                                 One Year                      Inception
                                  Return                       to Date(2)
--------------------------------------------------------------------------------
PBHG Limited Fund                 60.78%                        24.08%
--------------------------------------------------------------------------------


                                Sector Weightings
                                at March 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                   Investment                              %
                   ----------                             ---
                   Cash                                    7%
                   Consumer                               16%
                   Health                                 20%
                   Services                               22%
                   Technology                             33%
                   Transportation                          2%

                         % of Total Porfolio Investments


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The PBHG Limited Fund commenced operations on July 1, 1996.

(3) The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(4) The Lipper Small Company Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies on the basis of the size of the company. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends revinested.

================================================================================
The PBHG Funds, Inc.
================================================================================
PBHG Large Cap 20 Fund


Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: A limited number of larger capitalization companies (no more than 20) that have above-average potential for capital appreciation.

STRATEGY: This Fund is different from other PBHG Funds in two key ways: it invests only in large capitalization companies (over $5 billion) and it concentrates investments in just 20 stocks. Stocks are chosen from the large growth company arena that are believed to represent the best opportunities for meaningful capital appreciation in the foreseeable future.

     Our fundamental investment approach involves looking beyond the financial data and analysts' reports to find some dynamic within a company that may not be fully appreciated and that, when exploited, can lead to positive earnings surprises and upward revisions of future growth expectations.


Performance

The Fund had a strong first calendar quarter of 1998, posting a 22.26% return and easily beating the S&P 500 Index total return for the quarter of 13.93%. For the full fiscal year ended March 31, 1998, the Fund returned an impressive 72.76% versus 52.09% and 47.88% for the Russell Top 200 Growth Index and S&P 500 Index, respectively.

     The strong performance for the year was led by the Portfolio's largest sector, Technology, which benefited from much better-than-expected earnings reports from several holdings including Dell Computer, PeopleSoft, EMC Corp., and MicroSoft. Importantly, these companies have very little exposure to the Asian market, and have been relatively unaffected by the economic turmoil there. In fact, Dell Computer, which does much of its PC assembly work in Malaysia, has actually benefited from reduced costs for components and labor caused by the economic turmoil in the region. In addition, Dell has plenty of experience dealing with the formidable Japanese market, where most of Dell's Southeast Asian sales are made.

     The next best performing sector in the Portfolio was Financials, paced by consumer and commercial finance company Associates First Capital. The Services sector (led by Clear Channel Communications) and the Healthcare sector (led by HBO & Co. and Pfizer) also were positive contributors. Minimal exposure to the underperforming Consumer and Energy sectors proved fortunate.


Portfolio Highlights

The Fund owned 31 different stocks during the fiscal year but never more than 20 at any one time. Our concentrated investment approach proved rewarding as the relatively large positions (5-to-6% each) in the five stocks that appreciated more than 100% in the year more than made up for those few holdings that were less than stellar performers. The top five performers (listed below) were up an average of 174%. The bottom five performers were down an average of 13%.

     The top five performers came from two of our key sectors: Technology (Dell Computer, PeopleSoft, and EMC) and Healthcare (HBO & Co. and Pfizer). Dell's direct model for selling PC's, workstations, and servers continued to demonstrate its superiority over the indirect distribution models used by most competitors. In fact, both Compaq and IBM stumbled badly near year end as they finally acquiesced and attempted to initiate some direct sell business. PeopleSoft offers a full suite of software applications that enhance the efficiency of many essential corporate functions, thereby improving competitiveness. Demand for these products remains powerful. EMC, a supplier of high-capacity data storage hardware and software systems, continues to benefit from a major shift among its large corporate customers to centralized storage systems (from smaller decentralized systems) to improve security and integrity of, and access to, data. As corporate data gains recognition as a valuable strategic asset, HBO & Co. continues to capitalize on its industry dominant position, offering the most extensive end-to-end information systems solutions to its healthcare provider customers. Pfizer continually gained recognition over the year for the potential power of its drugs-in-development pipeline, as well as the superior competitive attributes of its current stable of marketed drug products. We continue to own all 5 of these great growth companies.

     The bottom five performers were a diverse group and underperformed for a variety of reasons. The worst performer by far was HMO operator Oxford Health Plans, where tremendous growth in their insured membership overwhelmed the capacity of the company's information systems, leading to lost revenues and costly (and failed) attempts at quick fixes. Parametric Technology experienced a temporary disruption in their key Japanese market following a salesforce reorganization. We continue to like the longer-term fundamentals at Parametric (we retain a position in the PBHG Large Cap Growth Fund), but we felt at the time that there were better investment opportunities for the Fund. Nike was held for just the first four days of the fiscal year. While a strong performer for the Fund in the prior fiscal year, Nike products began to oversaturate the market and sales stalled. Chancellor Media, the largest radio station operator in the U.S., was purchased just a few days prior to the end of the fiscal year and suffered a market related decline in price. We are very constructive on the outlook for Chancellor Media. Finally, Intel's growth slowed due to a major product transition, which led us (reluctantly) to replace the position.


--------------------------------------------------------------------------------
Top Five Performers*                Bottom Five Performers*
--------------------------------------------------------------------------------
Dell Computer                       Oxford Health Plans
PeopleSoft                          Parametric Technology
HBO & Co.                           Nike
Pfizer                              Chancellor Media
EMC                                 Intel


*    During the year ended March 31, 1998

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================
                                                          PBHG Large Cap 20 Fund

                 Comparison of Change in the Value of a $10,000
              Investment in the PBHG Large Cap 20 Fund, versus the Russell Top 200 Growth Index, the Lipper Growth Funds
                          Average and the S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                PBHG              Russell             Lipper            S&P
            Large Cap 20          Top 200             Growth            500
                Fund            Growth Index(3)    Funds Average(4)    Index(5)
                ----            --------------     ---------------     --------
11/30/96      $10,000             $10,000             $10,000         $10,000.00
 12/96         $9,841              $9,793              $9,843          $9,801.90
  3/97         $9,260             $10,007              $9,748         $10,065.25
  6/97        $11,523             $12,057             $11,291         $11,821.17
  9/97        $12,915             $12,708             $12,477         $12,706.99
 12/97        $13,085             $13,096             $12,331         $13,071.76
  3/98        $15,998             $15,221             $13,913         $14,893.84


                          Average Annual Total Return(1)
                              As of March 31, 1998

                                                              Annualized
                                            One Year           Inception
                                             Return            to Date(2)
--------------------------------------------------------------------------------
PBHG Large Cap 20 Growth Fund                72.76%             42.21%
--------------------------------------------------------------------------------


                                Sector Weightings
                                at March 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                   Investment                              %
                   ----------                             ---
                   Cash                                    9%
                   Consumer                                5%
                   Financial                               8%
                   Health                                 15%
                   Services                               19%
                   Technology                             44%

                         % of Total Porfolio Investments


(1) Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The PBHG Large Cap 20 Fund commenced operations on December 2, 1996.

(3) The Russell Top 200 Growth Index is an unmanaged index comprised of those securities in the Russell Top 200 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(4) The Lipper Growth Funds Average is an equally weighted bench-mark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested.

(5) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

================================================================================
The PBHG Funds, Inc.
================================================================================
PBHG Large Cap Value Fund


Portfolio Profile

OBJECTIVE:  Long-term growth of capital and income.

INVESTS IN: A diversified portfolio of equity securities of large capitalization companies.

STRATEGY: The Fund invests in companies with market capitalizations in excess of $1 billion which, in the Advisers' opinion, are undervalued or overlooked by the market. In selecting investments for the Fund, the Advisers emphasize fundamental investment value and consider factors such as the relationship of a company's potential earning power to the current market price of its stock; continuing dividend income and the potential for increased dividend growth; low price/earnings ratio relative to either that company's historical results or the current ratios for other similar companies; and potential for favorable business developments.


Performance

For the quarter ended March 31, 1998, the Fund's total return was 12.25% versus 13.53% for the S&P 500 Index. For the fiscal year, the Fund's total return was 39.47% versus 47.17% and 47.88% for the Russell 1000 Value Index and S&P 500 Index, respectively. While we are pleased with our absolute return, we are not satisfied with our results relative to our benchmark and are working hard to improve results in the coming year. In our defense, we would note that the S&P 500 had one of its best 12 month periods ever in the fiscal year just ended, and our value disciplines make it difficult to keep up with a market that rises at such a rapid pace.

     Looking ahead, our fundamental long-term view of the stock market remains favorable. Despite the strong returns thus far in 1998, we believe many large cap stocks still offer good business fundamentals at reasonable multiples of earnings. Additionally, while market volatility can be unsettling in the short-run, it affords us many opportunities to use our disciplined approach to "buy low and sell high". If the stock market remains volatile throughout the year, we are confident that our approach will continue to produce above-average results.


Portfolio Highlights

Almost all of the investment news was good news in the fiscal year just ended. Interest rates declined, oil prices fell and the price of gold receded below $300 per ounce. Perhaps most surprisingly, the Federal Budget has been balanced for the first time in 20 years. Against this extremely positive backdrop, the U.S. stock market posted a 12 month return of 47.88% (as measured by the S&P 500 Index) for the period ended March 31, 1998. While we have a clear preference for good markets over bad ones, we would like to caution our investors that future returns will likely be modest compared to the past 12 months' results.

     Despite the widely reported outbreak of "Asian contagion" in the fall, the U.S. economy has continued to march ahead. Thus far, the Federal Reserve has appeared hesitant to tighten monetary policy in the wake of the Asian financial crisis. However, given the ease with which the global and U.S. economies have shrugged off the Asian panic, we suspect that the "monetary grace period" will soon be behind us.

     There have been no major changes in our investment strategy. We remain fully-invested and concentrate our attention on identifying stocks that offer an attractive trade-off between valuation, growth prospects and the business fundamentals of the enterprise. Auto manufacturers and airlines continue to look attractive to us, with Ford, Chrysler, Southwest Airlines and Continental Airlines ranking as significant holdings in those industries. We are also working hard to stay in front of the secular consolidation wave sweeping through the Financial sector. In fact, results since the end of the fiscal year have already benefited from our holding in Mellon Bank. Although we are currently underweighted in Energy, we are impressed with the positive impact technological developments have had on the Oil and Gas sector, and we are patiently waiting for an opportunity to increase our exposure to the energy services industry. Lastly, we are carefully monitoring Federal Reserve policy to ensure that our investment strategy remains in synch with macroeconomic trends.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================
                                                       PBHG Large Cap Value Fund


                 Comparison of Change in the Value of a $10,000
                  Investment in the PBHG Large Cap Value Fund, versus the Russell 1000 Value Index and the
                      Lipper Growth & Income Funds Average

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         PBHG              Russell             Lipper
                   Large Cap Value        1000 Value      Growth & Income
                        Fund               Index(3)       Funds Average(4)
                        ----               --------       ---------------
        12/31/96       $10,000             $10,000            $10,000
          3/97         $10,110             $10,256            $10,116
          6/97         $11,560             $11,768            $11,569
          9/97         $12,450             $12,940            $12,610
         12/97         $12,562             $13,518            $12,709
          3/98         $14,101             $15,094            $14,186


                         Average Annual Total Return(1)
                              As of March 31, 1998

                                                          Annualized
                                        One Year           Inception
                                         Return            to Date(2)
--------------------------------------------------------------------------------
  PBHG Large Cap Value Fund              39.47%             31.74%
--------------------------------------------------------------------------------


                                Sector Weightings
                                at March 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                   Investment                              %
                   ----------                             ---
                   Cash                                    1%
                   Basic Materials                         5%
                   Capital Goods                           6%
                   Comsumer Cyclical                      13%
                   Consumer Staples                        9%
                   Energy                                  2%
                   Financial                              22%
                   Health Care                            12%
                   Service/Diversified                     6%
                   Technology                             10%
                   Transportation                          9%
                   Utilities                               5%

                         % of Total Porfolio Investments


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The PBHG Large Cap Value Fund commenced operations on January 2, 1997.

(3) The Russell 1000 Value Index is an unmanaged index comprised of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(4) The Lipper Growth & Income Funds Average is an equally weighted benchmark composed of mutual funds, each of which combines growth of earnings with an income requirement for level and/or rising dividends. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

================================================================================
The PBHG Funds, Inc.
================================================================================
PBHG Mid-Cap Value Fund


Portfolio Profile

OBJECTIVE: To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTS IN: Common stocks and other equity securities of companies with market capitalizations in the range of companies represented by the Standard & Poor's Mid-Cap 400 Index (S&P 400), which are considered to be undervalued based on certain proprietary measures of value.

STRATEGY: The Fund invests in equity securities of companies with between $200 million and $5 billion in market capitalization. In selecting investments for the Fund, the Adviser emphasizes fundamental investment value and considers the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earning power to the current price of its stock; current dividend income and the potential for dividend growth; low price/earnings ratio relative to either that company's historical results or the current ratios for other similar companies; strong competitive advantages; and potential for favorable business developments.


Performance

For the quarter ended March 31, 1998, the Fund's total return was 13.84% versus 11.04% for the S&P 400 Mid-Cap Index. Since inception on May 1, 1997, the Fund has returned 61.06% versus 45.23% for the S&P 400 Mid-Cap Index. We are pleased to be off to a good start in our first 11 months of operations and we look forward to serving you for a full year in fiscal 1999.

     Our fundamental long-term view of the mid-cap market remains favorable. Despite the strong market thus far in 1998, we believe many mid-cap stocks still offer good business fundamentals at reasonable multiples of earnings. Additionally, while market volatility can be unsettling in the short-run, it affords us many opportunities to use our disciplined approach to "buy low and sell high". If the stock market remains volatile throughout the year, we are confident that our approach will continue to produce above-average results.


Portfolio Highlights

Almost all of the investment news was good news in the fiscal year just ended. Interest rates declined, oil prices fell and the price of gold receded below $300 per ounce. Perhaps most surprisingly, the Federal Budget has been balanced for the first time in 20 years. Against this extremely positive backdrop, the U.S. stock market posted a 12 month return of 47.88% (as measured by the S&P 500 Index) for the period ended March 31,1998. While we have a clear preference for good markets over bad ones, we would like to caution our investors that future returns will likely be modest compared to the past 12 months results.

     Despite the widely reported outbreak of "Asian contagion" in the fall, the U.S. economy has continued to march ahead. Thus far, the Federal Reserve has appeared hesitant to tighten monetary policy in the wake of the Asian financial crises. However, given the ease with which the global and U.S. economies have shrugged off the Asian panic, we suspect that the "monetary grace period" will soon be behind us.

     There have been no major changes in our investment strategy. Airlines and aerospace supply companies continue to look attractive, and we are working hard to stay in front of the secular consolidation wave sweeping through the Financial sector. Although we are currently underweighted in Energy, we are impressed with the positive impact technological developments have had on the Oil and Gas sector, and we are patiently waiting for an opportunity to increase our exposure to the energy services industry.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================
                                                         PBHG Mid-Cap Value Fund


                 Comparison of Change in the Value of a $10,000
                   Investment in the PBHG Mid-Cap Value Fund,
                    versus the S&P 400 Mid-Cap Index and the
                          Lipper Mid-Cap Funds Average

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         PBHG              S&P 400             Lipper
                     Mid Cap Value         Mid-Cap             Mid-Cap
                        Fund               Index(3)        Funds Average(4)
                        ----               -------        ------------------
       4/30/97         $10,000             $10,000             $10,000
         5/97          $10,740             $10,874             $10,995
         6/97          $11,410             $11,180             $11,408
         7/97          $12,890             $12,285             $12,327
         8/97          $13,241             $12,270             $12,270
         9/97          $14,301             $12,976             $13,053
        10/97          $13,761             $12,412             $12,454
        11/97          $13,871             $12,595             $12,448
        12/97          $14,150             $13,083             $12,624
         1/98          $14,140             $12,834             $12,436
         2/98          $15,445             $13,897             $13,517
         3/98          $16,107             $14,524             $14,145



                         Aggregate Annual Total Return(1)
                              As of March 31, 1998


                                      Cumulative Inception to Date(2)
--------------------------------------------------------------------------------
PBHG Mid-Cap Value Fund                          61.06%
--------------------------------------------------------------------------------


                                Sector Weightings
                                at March 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                   Investment                              %
                   ----------                             ---
                   Cash                                    1%
                   Basic Materials                         5%
                   Capital Goods                          11%
                   Consumer Cyclical                      12%
                   Consumer Staples                        5%
                   Energy                                  2%
                   Financial                              20%
                   Health Care                            10%
                   Services/Diversified                    4%
                   Technology                              9%
                   Transportation                         15%
                   Utilities/Income                        6%

                         % of Total Porfolio Investments


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) Total return has not been annualized. The PBHG Mid-Cap Value Fund commenced operations on May 1, 1997.

(3) The S&P Mid-Cap 400 Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(4) The Lipper Mid-Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $5 billion at the time of purchase. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

================================================================================
The PBHG Funds, Inc.
================================================================================
PBHG Small Cap Value Fund


Portfolio Profile

OBJECTIVE: To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTS IN: A diversified portfolio of common stocks of small companies with market capitalizations in the range of companies represented by the Russell 2000 Index, which are considered to be relatively undervalued based on certain proprietary measures of value.

STRATEGY: The Fund invests in equity securities of companies with between $57 million and $610 million in market capitalization. In selecting investments for the Fund, the Adviser emphasizes fundamental investment value and considers the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earning power to the current price of its stock; current dividend income and the potential for dividend growth; low price/earnings ratio relative to either that company's historical results or the current ratios for other similar companies; strong competitive advantages; and potential for favorable business developments.


Performance

For the quarter ended March 31, 1998, the Fund's total return was 11.61% versus 10.05% for the Russell 2000 Index. Since inception on May 1, 1997, the Fund has returned 62.27% versus 41.62% for the Russell 2000 Index. We are pleased to be off to a good start in our first 11 months of operations and we look forward to serving you for a full year in fiscal 1999.

     Our fundamental long-term view of the small cap market remains favorable. Despite the strong market thus far in 1998, we believe many small cap stocks still offer good business fundamentals at reasonable multiples of earnings. Additionally, while market volatility can be unsettling in the short-run, it affords us many opportunities to use our disciplined approach to "buy low and sell high". If the stock market remains volatile throughout the year, we are confident that our approach will continue to produce above-average results.


Portfolio Highlights

Almost all of the investment news was good news in the fiscal year just ended. Interest rates declined, oil prices fell and the price of gold receded below $300 per ounce. Perhaps most surprisingly, the Federal Budget has been balanced for the first time in 20 years. Against this extremely positive backdrop, the U.S. stock market posted a 12 month return of 47.88% (as measured by the S&P 500 Index) for the period ended March 31,1998. While we have a clear preference for good markets over bad ones, we would like to caution our investors that future returns will likely be modest compared to the past 12 month's results.

     Despite the widely reported outbreak of "Asian contagion" in the fall, the U.S. economy has continued to march ahead. Thus far, the Federal Reserve has appeared hesitant to tighten monetary policy in the wake of the Asian financial crises. However, given the ease with which the global and U.S. economies have shrugged off the Asian panic, we suspect that the "monetary grace period" will soon be behind us.

     There have been no major changes in our investment strategy. Regional airlines, cement companies and aerospace component manufacturers continue to look attractive, and we are working hard to stay in front of the secular consolidation wave sweeping through the Financial sector. Although we are currently underweighted in Energy, we are impressed with the positive impact technological developments have had on the Oil and Gas sector, and we are patiently waiting for an opportunity to increase our exposure to the energy services industry. Lastly, we are carefully monitoring Federal Reserve policy to ensure that our investment strategy remains in synch with macroeconomic trends.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================
                                                       PBHG Small Cap Value Fund


                 Comparison of Change in the Value of a $10,000
                  Investment in the PBHG Small Cap Value Fund,
                        versus the Russell 2000 Index and
                       the Lipper Small Cap Funds Average

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      PBHG             Russell              Lipper
                  Samll Cap Value       2000               Small-Cap
                      Fund             Index(3)         Funds Average(4)
                      ----             -------          ----------------
       4/30/97      $10,000            $10,000              $10,000
          5/97      $10,880            $11,113              $11,193
          6/97      $11,880            $11,590              $11,791
          7/97      $13,070            $12,129              $12,536
          8/97      $13,371            $12,406              $12,764
          9/97      $14,551            $13,315              $13,726
         10/97      $14,211            $12,730              $13,127
         11/97      $14,201            $12,647              $12,939
         12/97      $14,540            $12,869              $13,042
          1/98      $14,519            $12,665              $12,823
          2/98      $15,616            $13,601              $13,820
          3/98      $16,228            $14,162              $14,462


                         Aggregate Annual Total Return(1)
                              As of March 31, 1998

                                      Cumulative Inception to Date(2)
-------------------------------------------------------------------------------
PPBHG Small Cap Value Fund                        62.27%
-------------------------------------------------------------------------------


                                Sector Weightings
                                at March 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                   Investment                              %
                   ----------                             ---
                   Cash                                    4%
                   Basic Materials                         6%
                   Capital Goods                          18%
                   Consumer Cyclical                      15%
                   Consumer Staples                        3%
                   Energy                                  2%
                   Financial                              19%
                   Health Care                             6%
                   Services/Diversified                    6%
                   Technology                             11%
                   Transportation                          5%
                   Utilities/Income                        5%

                         % of Total Porfolio Investments


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) Total return has not been annualized. The PBHG Small Cap Value Fund commenced operations on May 1, 1997.

(3) The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000 Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(4) The Lipper Small Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies on the basis of the size of the company. The performance figures are based on changes in net assets value of the Funds in the Index with all capital gains distributions and income dividends reinvested.

================================================================================
The PBHG Funds, Inc.
================================================================================
PBHG International Fund


Portfolio Profile

OBJECTIVE: Long-term capital appreciation.

INVESTS IN: Non-U.S. companies.

STRATEGY: The focus of the Fund was on three areas: Europe, the Far East and the Emerging markets.


Performance

For the year ended March 31, 1998, the Fund produced a return of 17.5% versus 17.2% returned by the benchmark, the FT S&P World Index, Non-U.S. in U.S. dollars. On March 31, the top five country weightings were Japan, the UK, France, Germany, and Switzerland.


Portfolio Highlights

The year was again marked by the strong performance of the European markets while the Asian currencies and markets collapsed. Latin America fell back when interest rates rose across all the emerging markets and Japan slipped into recession due to the combination of higher taxes and the collapse in Asia.

    The Asian crisis deepened with the collapse of the currencies and markets in Korea, Indonesia, Malaysia and the Philippines. Hong Kong and Singapore were dragged down when sentiment turned negative in the region as a whole and rumors spread that the HK dollar/U.S. dollar peg might collapse. This did not happen but the defense of the peg by the Hong Kong Monetary Authority forced interest rates to a level which inflicted its own damage on the property and banking sectors of the economy. With extensive trade links to South East Asia, Japan also came under pressure when the outlook for exports deteriorated. All markets in the region declined substantially during the year, even though financial reconstruction packages introduced by the IMF began to turn the situation around in early 1998. Since January, the Thai and Korean markets have rebounded strongly but real recovery will be slow. Economies in the region will see a collapse in activity this year which could lead to a drawn out period of rehabilitation.

     By contrast, the European markets generated steady returns through the period with the exception of October when there was a fear that the contagion from Asia would engulf markets in a world-wide collapse. However, as commentators began to minimize the probable impact, these fears passed. The European markets returned 39.1% with the UK itself returning 37.4%. Europe responded to moderate growth, very low inflation (except for the UK) and falling interest rates (part of the EMU convergence process). In addition, the European markets were tantalized by a steady flow of news on corporate activity, predominately but not exclusively, in the Financial sector.

     The emerging markets generated strong returns through 1997, especially Mexico, but investors took profits early in 1998 so that the market ended the period up 25.6%. The South African market was a poor performer through 1997 although it did withstand the pressure on the emerging markets generally from the Asian collapse. In the first three months of 1998, South Africa stood out as one of the best performing markets as falling inflation pointed to lower interest rates (which were indeed introduced on March 7, 1998). Financial stocks responded well to these developments.


Investment Strategy

Throughout the year we have followed two principal lines of strategy. First, we reduced exposure to Asia on a regular basis as we became more cautious on events. The balance of Malaysian investments, which were trimmed to an index weighting in May, were sold in early August, prior to the eventual collapse of that market. Hong Kong, which was cut back in July 1997, was reduced again in early 1998 when the collapse of the peg became a real possibility. In Australia investments in the banks, ANZ and NAB were sold as exposure was reduced. We retained Commonwealth Bank and Telstra which were insulated from the regional collapse.

     The second part of the strategy was to reinvest funds in Europe. We added to France with investments in Total and Rhone-Poulenc, and increased exposure to the Netherlands with the purchase of KNP-BT, the packaging group. We also increased Japan, adding Fujitsu, the computer manufacturer, Fanuc, the robotics group and Marudai Food. We raised cash in Italy, Germany and the UK.

     The main supports to markets over the last year appear set to continue in the period ahead: low to moderate growth in most regions will keep inflation under control and allow interest rates to remain largely unchanged from current levels. With depressed economies in Asia, there has been a steady erosion of commodity prices, most recently demonstrated in the sharp fall in the price of oil. Output controls may reverse this but the generally weak price trend is likely to remain in place. The lower oil price acts in a similar manner to a tax cut for industry and will help to underpin lower costs.

     Corporate activity, a major driver of European equity markets in 1997, should continue and even accelerate in 1998. This has been prompted by preparations for the single currency but in addition to this, there is a new trend to unlocking value for shareholders, be it in the Banking or Manufacturing sectors.

     The strategy for the coming period will be to maintain the current level of investments in Europe and the emerging markets. Japan is the least extended of world markets and one where much of the bad news is in the price. Accordingly, a solid package, accompanied by convincing policies designed to kick-start the economy could make it one of the surprises of 1998. If the initial positive stance of the government can be sustained we will look to add to investments.

     During the year the five best performing stocks were in Europe. Two were telephone utilities, Telecom Italia Mobile and Telefonica, two were Irish banks and one was a German cyclical group Mannesmann. Three of the worst performing stocks were in Japan, Canon Sales, Hitachi and Sumitomo Bank, one was in Hong Kong, Hong Kong Land and one was a fertilizer producer in Chile, Quimica Y Minera.

     The sector allocations within the Fund in Europe have continued to focus on interest rate sensitive stocks which have benefited not only from falling rates but also from activity in the sector. New purchases in Japan have targeted domestic companies which will benefit from the revival of the economy while the only addition to the emerging markets was to the Financial sector in South Africa.

--------------------------------------------------------------------------------
Top Five Performers*                     Bottom Five Performers*
--------------------------------------------------------------------------------
Telecom Italia Mobile                    Hong Kong Land
Bank of Ireland                          Canon Sales
Mannesmann                               Quimica Y Minera
Allied Irish Bank                        Hitachi
Telefonica                               Sumitomo Bank


*    During the year ended March 31, 1998

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================
                                                         PBHG International Fund


                 Comparison of Change in the Value of a $10,000
                   Investment in the PBHG International Fund,
           versus the F. T. S&P World Index, Non-U.S., in U.S. Dollars

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      PBHG                        F. T. S&P
                  International                  World Index
                      Fund                 Non-U.S., in U.S. Dollars(3)
                      ----                 ----------------------------
     6/94            $10,000                        $10,000
     3/95             $9,203                        $10,007
     3/96            $10,634                        $11,274
     3/97            $11,350                        $11,466
     3/98            $13,332                        $13,438


                         Average Annual Total Return(1)
                              As of March 31, 1998

                                                     Annualized     Annualized
                                   One Year            3 Year        Inception
                                    Return             Return        to Date(2)
--------------------------------------------------------------------------------
PBHG International Fund             17.46%             13.15%          7.77%
--------------------------------------------------------------------------------


                                Sector Weightings
                                at March 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                   Investment                              %
                   ----------                             ---
                   United Kingdom                         15%
                   Japan                                  15%
                   France                                 10%
                   Germany                                 8%
                   Switzerland                             7%
                   Netherlands                             6%
                   Italy                                   4%
                   South Africa                            3%
                   Belgium                                 3%
                   Chile                                   3%
                   Ireland                                 3%
                   Spain                                   3%
                   Other                                  20%

                         % of Total Porfolio Investments


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The PBHG International Fund commenced operations on June 14, 1994.

(3) The F.T. S&P World Index, Non-U.S., in U.S. Dollars consists of the largest international companies which have been selected based on market capitalization, ability to be purchased by international investors and the degree to which the companies reflect the weightings of industries within their respective countries. The returns of the Index reflect the reinvestment of income dividends and capital gains distributions.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================
                                                         PBHG Cash Reserves Fund


Portfolio Profile

OBJECTIVE: Preserve principal value & maintain a high degree of liquidity while providing current income.

INVESTS IN: Money market securities.

STRATEGY: The Fund's strategy is to be fully invested in a diversified portfolio of short-term, high-quality money market securities.


Performance

For the 12 months ended March 31, 1998, the PBHG Cash Reserves Fund portfolio yielded 5.1% compared to 5.0% for the Lipper Money Market Funds Average. The key to this higher yield was managing the average maturity of the portfolio during periods when the market anticipated interest rate moves, and taking advantage of higher yielding sectors.


Market Highlights

The past year was one of stable short term interest rates. After raising short term interest rates by 25 basis points to 5.50% in March of 1997, the Federal Reserve has left rates at that level. Despite continued growth, inflation remained subdued and additional increases were unnecessary. As expected in this environment, the monthly returns on the Fund were stable over the course of the year.

     The year was not without pitfalls, as late in 1997, market upheaval in southeast Asia spread credit concerns through the financial markets. However, due to its conservative investment profile and prudent investment management, the Fund avoided any exposure to deteriorating credits. The PBHG Cash Reserves Fund remains concentrated in high quality commercial paper and bank investments such as bank notes and CDs.

     Looking forward, the US economy is likely to moderate, and the inevitable slowdown in Asia will also dampen domestic growth. These factors, combined with a continued lack of inflation, will leave the central bank more inclined to lower rates than to raise them. As we expect this to occur, our strategy will be to buy longer maturity investments to lock in prevailing high market yields. As the Treasury moves toward a budget surplus, the supply of Treasury Bills is expected to decline, as is the supply of collateral used to back repurchase agreements. Facing reduced supply, the yields on these types of money market instruments may decline relative to commercial paper and bank instruments, making them relatively less attractive investments.

     Finally, the SEC, the regulatory body for mutual funds, has invoked some rule changes regarding the management of money market funds to be implemented in 1998. We have been keenly attuned to these proposed changes and do not envision that they will have any impact on the Fund's returns. Additionally, there will also be no significant changes to our management style resulting from these changes.


Portfolio Highlights

With the Fed making no changes to short term rates for the entirety of the fiscal year, the Fund's strategy was based on shifts in market expectations and sentiment. Periodic concerns that the Fed might soon tighten led to temporary steepenings of the money market yield curve. When this occurred we used the opportunity to purchase longer maturity securities for the Fund, as it was these that gave the most beneficial yields. This search for yield led to an overall increase in the funds average maturity for most of the year from 33 days in March 1997 to 55 days in December. It also led to a shift in the Fund's sector allocation between money market instruments, though this was more a fallout of what securities were the highest yielding at the time the purchases were made, rather than part of the overall strategy. As of March 31, 1998, 83% of the holdings of the Fund were commercial paper. Other key sectors were Floating Rate Notes which made up 6% of the Fund and Bank Instruments which made up 9%.

     At year end we took advantage of year end funding pressures, a seasonal phenomena that tends to inflate yields on securities maturing in the new year. Since then, for the first three months of 1998, we have been focusing on maintaining the liquidity of the portfolio due to significant fluctuations in the assets of the Fund. This has led us to reduce the average maturity to around 40 days.

     In summary, once again there were few opportunities for money market funds to differentiate themselves in the fiscal year ending March 31, 1998. The Fund closely tracked the minor fluctuations in short term rates and successfully managed to outperform its competitors.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================
                                                         PBHG Cash Reserves Fund

                Comparison of total return, as of March 31, 1998
                 for the PBHG Cash Reserves Fund, versus the IBC
                Financial First Tier Average and the Lipper Money
                             Market Funds Average(1)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                      PBGH Cash          IBC             Lipper
                     Receivables    Financial First     Money Maker
                        Fund         Tier Average     Funds Average(1)
                     -----------    ---------------   ----------------
      One Year           5.13%          5.06%             4.96%


                                Sector Weightings
                                at March 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                   Investment                              %
                   ----------                             ---
                   Cash                                    1%
                   Certificates of Deposit                 9%
                   Commercial Paper                       83%
                   Corporate Obligations                   7%

                         % of Total Porfolio Investments


(1)  Performance is historical and not indicative of future results.

================================================================================
The PBHG Funds, Inc.
================================================================================
PBHG Technology & Communications Fund


Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Companies which rely extensively on the technology or communications in their product development and operations or which are expected to benefit from technological advances and improvements.

STRATEGY: The Fund's strategy is to be invested in technology and related companies exhibiting extraordinary rates of growth in earnings and revenue with high profitability levels. The Fund's 65 holdings as of year end March 31, range in market cap from $82 million to $19.5 billion, with the current average and median market capitalization of $1.81 billion and $782 million.


PERFORMANCE:

For the 12 months ended March 31, 1998, the Fund produced a 38.29% total return versus 43.46% for its benchmark, the Pacific Stock Exchange High Technology Index. The Fund modestly outperformed the 36.43% average return of technology funds, as measured by the Lipper Science & Technology Funds Average. Information Technology services was again the best performing subsector for the second straight year as the demand for professional consulting, outsourcing and systems integration services remains robust. An ongoing shortage of information technology professionals, combined with increasing competitive pressures to keep pace with rapidly changing technologies, has provided the catalyst for strong revenue and earnings comparison for a host of companies in this sector. Semiconductor and semiconductor equipment stocks performed quite well in the first half of the fiscal year, but as the "Asian contagion" hit the market in October 1997, the stocks gave back substantial first half gains. Slowing PC unit growth, over capacity, particularly in memory semiconductors, and Intel's earnings disappointment on October 13th helped fuel the sell off in these stocks.The Fund was underweighted in this group for the past year. The Software subsector provided the Fund with disparate results with both winners (Documentum, Cadence Design Systems, Citrix Systems) and disappointments (INSO Corp., Scopus). The Networking industry began the fiscal year with many disappointing earnings reports, but began to re-emerge in the first calendar quarter of 1998 with better results.

     The Fund remains somewhat more concentrated in smaller-cap technology companies versus those found in the benchmark. This helps explain the volatility of returns versus the benchmark or the Lipper Science & Technology Funds Average. While it aided returns in the first fiscal half, it hindered results from October 1997 to the end of the fiscal year in March 1998. The Fund's strategy remains to find the fastest growing sustainable growth companies in the Technology sector. The average company in the portfolio has grown earnings 72.2% over the past 12 months, substantially above the benchmark.


PORTFOLIO HIGHLIGHTS:

The Fund's top five performers produced an average gain in excess of 125% and all experienced dramatically better than expected earnings and subsequently positively revised earnings, revenue, and growth expectations. Saville Systems, based in Burlington, MA and incorporated in Ireland is a direct play on the high growth of the converging communications market. Cashing in on the deregulation of the telecommunications industry, the company provides billing systems, software and services to domestic CLECs (competitive local exchange carriers) and international carriers. Documentum develops document management software products that specifically address the challenges of managing intellectual capital effectively across large enterprises. CMF Technologies, ESS Technology and Quickturn Design Systems all suffered from problems that evolved in the semiconductor industry. As is customary to our investment philosophy, the bottom five performers were sold out of the Fund due to disappointing earnings.

     Looking ahead into the remainder of 1998 and 1999, we expect a challenging environment for technology stocks. What investors dread most is uncertainty and the ultimate impact of the "Asian contagion" on technology stocks has yet to be completely ascertained. However, companies today have a much better handle on the sensitivity to an Asian slowdown than last October. Earnings and revenue guidance has been effectively discounted in many technology subsectors. Current capital spending surveys for U.S. companies remain well above 1997 levels. According to Dataquest, a major technology market research firm, worldwide technology IT outsourcing revenues are expected to grow from $37.9 billion in 1996 to $90.0 billion in 2001 (an 18.9% compound annual growth rate). As a result, we continue to focus on the information services, systems integration and transaction processing companies to remain a significant percentage of the portfolio. These subsectors benefit from the internet, intranet, the Year 2000 software code problem, electronic commerce and application software development. These companies provide recurring revenue and earnings visibility without Southeast Asian business exposure. The earnings outlook for U.S. technology stocks remains vibrant. The shortage of bandwidth, brought on by the ever-increasing demand for the internet will provide for strong results for many networking and telecommunication equipment companies. Productivity enhancement will continue to drive high technology capital expenditures, providing a healthy backdrop for this sector.

--------------------------------------------------------------------------------
Top Five Performers*                        Bottom Five Performers*
--------------------------------------------------------------------------------
Saville Systems ADR                         Scopus Technology
Documentum                                  Quickturn Design System
ASM Lithography Holding N.V.                Ultrak
Arterial Vascular Engineering               ESS Technology
Advanced Fibre Communications               CFM Technologies


*    During the year ended March 31, 1998

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================
                                           PBHG Technology & Communications Fund


                 Comparison of Change in the Value of a $10,000
            Investment in the PBHG Technology & Communications Fund, versus the Pacific Stock Exchange High Technology Index and the Lipper Science & Technology Funds Average

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        PBGH            Pacific Stock        Lipper
                     Technology &      Stock Exchange        Science &
                    Communications     High Technology     Technology
                        Fund               Index(3)       Funds Average(4)
                        ----               -------        ---------------
          9/95         $10,000            $10,000             $10,000
         12/95         $11,602             $9,919              $9,440
          3/96         $12,483             $9,899              $9,493
          6/96         $14,973            $10,245             $10,174
          9/96         $16,644            $10,945             $10,802
         12/96         $17,917            $11,955             $11,339
          3/97         $14,927            $11,955             $10,317
          6/97         $18,641            $13,958             $12,195
          9/97         $22,415            $16,638             $14,554
         12/97         $18,510            $14,392             $12,611
          3/98         $20,643            $17,149             $14,750


                         Average Annual Total Return(1)
                              As of March 31, 1998

                                                                     Annualized
                                                   One Year           Inception
                                                    Return            to Date(2)
--------------------------------------------------------------------------------
PBHG Technology & Communications Fund               38.29%             33.57%
--------------------------------------------------------------------------------


                                Sector Weightings
                                at March 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                   Investment                              %
                   ----------                             ---
                   Cash                                    8%
                   Health                                  5%
                   Service                                32%
                   Technology                             55%

                         % of Total Porfolio Investments

(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The PBHG Technology & Communications Fund commenced operations on October 2, 1995.

(3) The Pacific Stock Exchange High Technology Index is a price-weighted index of the top 100 U.S. technology stocks. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(4) The Lipper Science & Technology Funds Average is an equally weighted benchmark composed of mutual funds, each of which normally invests more than 65% of its equity portfolio in science and technology stocks. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested.

================================================================================
The PBHG Funds, Inc.
================================================================================
PBHG Strategic Small Company Fund


Portfolio Profile

OBJECTIVE:  Growth of capital.

INVESTS IN: Small companies having a market capitalization or annual revenues of up to $750 million.

STRATEGY: The Fund invests in securities poised for rapid and dynamic growth ("growth companies") or securities that are undervalued or overlooked by the market ("value securities") depending on the Advisers' view of current economic or market conditions and their long-term investment outlook.


Performance

For the fiscal year ended March 31, 1998, the Fund's total return was 56.54%, versus the Russell 2000 Growth Index return of 41.18% and the Lipper Small Company Fund Index return of 40.63%. The total return for the growth portion of the portfolio at 57.23% was similar to the total Fund's performance, although this close tracking did not prevail in all four periods of the fiscal year. Coming off of a very tough period of sailing for small growth companies in March and April of last year, the quarter ended June 30, 1997 marked a strong rebound for growth. Similarly, the March 1998 period experienced strong growth returns, with a 13.88% return enjoyed by the growth portion of the Fund, compared with 10.37% for the Fund as a whole. The comparable performance benchmarks for the March 1998 period were 10.28% for the Russell 2000 Growth Index and 10.71% for the Lipper Small Company Funds Average.

     The Fund is structured to allow its assets to be proactively allocated between the growth style employed by Pilgrim Baxter & Associates and the value style utilized by Pilgrim Baxter Value Investors (formerly Newbold's Asset Management, Inc.). Since the inception of the Fund, this allocation has remained at a neutral 50/50 split based on the flow of funds into and out of the portfolio. At March 31, 1998 the split of assets was 45% growth and 55% value. The juxtaposition of two distinct styles of small company investing in one fund product is intended to provide some moderating impact during difficult stock market environments, while permitting the achievement of competitive long term returns.

The performance enjoyed by the Fund in fiscal 1998 is consistent with this view.


Portfolio Highlights -- Growth

Looking first at the growth portion of the Fund, Technology remains an important exposure, at 30% of assets, albeit somewhat less than at this time last year. Our systematic bottom-up approach to identify positive earnings dynamics has pushed the Fund more towards Business Service, which now rivals Technology in importance to the Fund. Many of these service companies are beneficiaries of rapid technological change, as they help their customers study (Forrester Research), purchase (Insight Enterprises) or implement (Diamond Technology Partners) new technology. The Fund has also experienced considerable success with industry consolidators, where strong management teams using inexpensive capital aggressively build market share, gaining economies of scale and earnings accretion with each additional acquisition. Successful examples of this type of enterprise are United Rentals (equipment rental), Coach USA (motor coach transportation), and Suiza Food (dairies). Finally, outsourcing continues to be a major theme in the Fund, as enterprises refocus on core competencies and outsource non-critical activities. Examples of these investments include AHL Services (support personnel for airlines) and Vincam Group (payroll administration).

     When one considers that the average latest 12 months earning growth rate across all companies in the growth portion of the portfolio is 77%, one should not be surprised that occasional unexpected earnings disappointments will cause significant price declines and loss realizations on individual securities. The Fund attempts to control issuer risk by avoiding large positions and more importantly by quickly reacting to deteriorating fundamentals. Recent eliminations by reason of deteriorating earnings include Sawtek, Sykes Enterprises, and Zoltek.

     We believe the conditions for investors in small growth companies are favorable. Valuations are much more reasonable than at many times over the last few years, and the earnings growth prospects and visibility for the Fund's holdings are excellent compared to the broader U.S. stock market. We continue to believe that investors will be well rewarded for their investment in the Fund.


Portfolio Highlights -- Value

Our fundamental long-term view of the small cap value market is favorable. Despite the strong stock market over the past 12 months, we believe many small cap stocks still offer good business fundamentals at reasonable multiples of earnings. Additionally, while stock price volatility can be unsettling in the short-run, it affords us many opportunities to use our disciplined approach to "buy low and sell high". If the stock market remains volatile throughout the year, we are confident that our approach will continue to produce above-average results.

     There have been no major changes in our investment strategy. Regional airlines, cement companies and aerospace component manufacturers continue to look attractive, and we are working hard to stay in front of the secular consolidation wave sweeping through the Financial sector. Although we are currently underweighted in Energy, we are impressed with the positive impact technological developments have had on the Oil and Gas sector, and we are patiently waiting for an opportunity to increase our exposure to the energy services industry.

     Lastly, we are carefully monitoring Federal Reserve policy to ensure that our investment strategy remains in synch with macroeconomic trends. Despite the widely reported outbreak of "Asian contagion" in the fall, the U.S. economy has continued to march ahead. Thus far, the Federal Reserve has appeared hesitant to tighten monetary policy in the wake of the Asian financial crises. However, given the ease with which the global and U.S. economies have shrugged off the Asian panic, we suspect that the "monetary grace period" will soon be behind us.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================
                                               PBHG Strategic Small Company Fund


            Comparison of Change in the Value of a $10,000 Investment
              in the PBHG Strategic Small Company Fund, versus the
      Russell 2000 Growth Index and the Lipper Small Company Funds Average

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                        PBGH             Russell               Lipper
                     Strategic            2000                 Small
                    Small Company        Growth               Company
                        Fund             Index(3)          Funds Average(4)
                        ----             --------          ----------------
        12/30/96      $10,000             $10,000              $10,000
          3/97         $8,860              $8,951               $9,338
          6/97        $11,130             $10,522              $10,933
          9/97        $13,439             $12,302              $12,746
         12/97        $12,566             $11,295              $12,110
          3/98        $13,869             $12,636              $13,428


                         Average Annual Total Return(1)
                              As of March 31, 1998

                                                                Annualized
                                                   One Year      Inception
                                                    Return       to Date(2)
--------------------------------------------------------------------------------
  PBHG Strategic Small Company Fund                 56.54%        30.01%
--------------------------------------------------------------------------------


                                Sector Weightings
                                at March 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                   Investment                              %
                   ----------                             ---
                   Cash                                    2%
                   Basic Materials                         2%
                   Capital Goods                          15%
                   Consumer                               15%
                   Energy                                  2%
                   Financial                               2%
                   Health                                  7%
                   Industrial/General Manufacturing        2%
                   Services                               15%
                   Technology                             20%
                   Transportation                          5%
                   Utilities                               3%

                         % of Total Porfolio Investments


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The PBHG Strategic Small Company Fund commenced operations on January 2,
     1997.

(3) The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(4) The Lipper Small Company Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies on the basis of the size of the company. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

================================================================================
The PBHG Funds, Inc.
================================================================================
Report of Independent Accountants


To the Shareholders and Directors of The PBHG Funds, Inc.:

We have audited the accompanying statements of net assets of the PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Equity Fund, PBHG Core Growth Fund, PBHG Limited Fund, PBHG Large Cap 20 Fund, PBHG International Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund and PBHG Strategic Small Company Fund, and the statements of assets and liabilities, including the schedules of investments, of the PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, and PBHG Small Cap Value Fund of The PBHG Funds, Inc. (the "Fund") as of March 31, 1998, and the related statements of operations for the year then ended, or the period May 1, 1997 (commencement of operations) to March 31, 1998 for the PBHG Mid-Cap Value Fund and PBHG Small Cap Value Fund, and the statements of changes in net assets and financial highlights for each of the two years (or periods) in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years (or periods) ended March 31, 1996 were audited by other auditors, whose report dated April 26, 1996 expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds constituting The PBHG Funds, Inc. as of March 31, 1998 and the results of their operations for the year (or period) then ended, and the changes in their net assets and financial highlights for each of the two years (or periods) in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
April 29, 1998

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                                                ----------------
                                                                PBHG Growth Fund
                                                                ----------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Common Stocks -- 95.3%
Consumer -- 17.4%
Consumer Products Miscellaneous -- 0.2%
Fossil*                                             200,000            $  6,475
Memberworks*                                        211,300               6,313
                                                                       ---------
                                                                         12,788
--------------------------------------------------------------------------------
Entertainment/Movies -- 0.2%
Family Golf Centers*                                276,900              11,214
                                                                       ---------
                                                                         11,214
--------------------------------------------------------------------------------
Hotels/Resorts -- 2.3%
Fairfield Communities*                            1,428,200              31,510
Prime Hospitality*                                2,933,100              57,195
Signature Resorts*                                1,740,100              34,367
Vistana*                                             68,000               1,802
                                                                       ---------
                                                                        124,874
--------------------------------------------------------------------------------
Packaged Goods/Cosmetics -- 1.8%
Rexall Sundown*                                   2,565,600              87,391
Twinlab*                                            195,000               7,898
                                                                       ---------
                                                                         95,289
--------------------------------------------------------------------------------
Restaurants -- 0.2%
Showbiz Pizza Time*                                 350,000              11,659
                                                                       ---------
                                                                         11,659
--------------------------------------------------------------------------------
Retail-Apparel -- 1.9%
American Eagle Outfitters*                          297,500              13,090
Buckle*                                             150,200               7,529
Goodys Family Clothing*                           1,081,600              47,861
Pacific Sunwear Of California*                      340,000              14,110
Stage Stores*                                       385,000              19,875
                                                                       ---------
                                                                        102,465
--------------------------------------------------------------------------------
Retail-Catalog -- 0.7%
MSC Industrial Direct Company*                      729,200              39,514
                                                                       ---------
                                                                         39,514
--------------------------------------------------------------------------------
Retail-Department Stores -- 1.7%
Proffitt's*                                       2,531,100              91,752
                                                                       ---------
                                                                         91,752
--------------------------------------------------------------------------------
Retail-Discount Stores -- 1.5%
Dollar Tree Stores*                               1,577,200              83,789
                                                                       ---------
                                                                         83,789
--------------------------------------------------------------------------------
Retail-Home Furnishing -- 0.2%
Linens N Things*                                    199,500              10,960
                                                                       ---------
                                                                         10,960
--------------------------------------------------------------------------------
Retail-Specialty -- 3.7%
Central Garden and Pet Company*                   1,402,200              54,773
General Nutrition Companies*                      3,533,300             140,449
Party City*                                         125,000               4,234
                                                                       ---------
                                                                        199,456
--------------------------------------------------------------------------------
Retail-Supermarkets/Drug Stores -- 2.2%
Whole Foods Market*                               1,694,200             118,170
                                                                       ---------
                                                                        118,170
--------------------------------------------------------------------------------
Specialty Food/Candy -- 0.8%
Suiza Foods*                                        736,000              45,264
                                                                       ---------
                                                                         45,264
                                                                       ---------
Total Consumer (Cost $616,170)                                          947,194
                                                                       ---------

--------------------------------------------------------------------------------
Energy -- 6.6%
Drilling Services & Equipment -- 1.2%
Varco International*                              2,566,000              66,075
                                                                       ---------
                                                                         66,075
--------------------------------------------------------------------------------
Environmental Services -- 0.9%
Newpark Resources*                                2,608,400              47,603
                                                                       ---------
                                                                         47,603
--------------------------------------------------------------------------------
Oil/Gas Production -- 0.3%
Chesapeake Energy                                 2,654,108              15,593
                                                                       ---------
                                                                         15,593
--------------------------------------------------------------------------------
Production Equipment -- 0.8%
National-Oilwell*                                 1,414,800              46,423
                                                                       ---------
                                                                         46,423
--------------------------------------------------------------------------------
Seismic Data Acquisition Equipment -- 3.4%
Core Laboratories N.V.*                           1,914,000              46,654
Input/Output*                                     2,441,000              57,058
Veritas DGC*                                      1,599,700              80,885
                                                                       ---------
                                                                        184,597
                                                                       ---------
Total Energy (Cost $292,867)                                            360,291
                                                                       ---------

--------------------------------------------------------------------------------
Financial -- 1.1%
Diversified Financial Service -- 0.8%
Amresco                                           1,237,200              40,518
                                                                       ---------
                                                                         40,518
--------------------------------------------------------------------------------
Insurance -- 0.3%
Mutual Risk Management Limited                      520,900              17,646
                                                                       ---------
                                                                         17,646
                                                                       ---------
Total Financial (Cost $53,430)                                           58,164
                                                                       ---------

--------------------------------------------------------------------------------
Health -- 16.2%
Assisted Living -- 1.3%
Alternative Living Services*                        567,100              18,785
Sunrise Assisted Living*                          1,193,400              53,405
                                                                       ---------
                                                                         72,190
--------------------------------------------------------------------------------
Biotechnology -- 0.5%
Agouron Pharmaceutical*                             642,500              24,335
                                                                       ---------
                                                                         24,335
--------------------------------------------------------------------------------

================================================================================
The PBHG Funds, Inc.
================================================================================

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 1998

----------------
PBHG Growth Fund
----------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Contact Lenses -- 0.6%
Cooper Companies*                                   819,300            $ 34,769
                                                                       ---------
                                                                         34,769
--------------------------------------------------------------------------------
Contract Research -- 1.6%
Quintiles Transnational*                          1,833,400              88,347
                                                                       ---------
                                                                         88,347
--------------------------------------------------------------------------------
Health Care Management Services -- 0.9%
Access Health Marketing*                          1,258,500              46,250
                                                                       ---------
                                                                         46,250
--------------------------------------------------------------------------------
Hospital -- 0.7%
Health Management Associates, Cl A*               1,241,400              35,535
                                                                       ---------
                                                                         35,535
--------------------------------------------------------------------------------
Hospital Supplies -- 0.6%
Safeskin*                                           447,500              33,059
                                                                       ---------
                                                                         33,059
--------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.6%
Res-Care*                                           843,500              31,420
                                                                       ---------
                                                                         31,420
--------------------------------------------------------------------------------
Information Systems -- 1.1%
Incyte Pharmaceuticals*                             819,700              38,321
Medical Manager*                                    105,500               3,059
Transition Systems*                                 850,000              17,319
                                                                       ---------
                                                                         58,699
--------------------------------------------------------------------------------
Medical Devices -- 1.7%
Arterial Vascular Engineering*                      912,000              33,402
Cyberonics*                                         196,800               6,273
Minimed*                                             16,800                 743
Theragenics*                                        830,000              52,861
                                                                       ---------
                                                                         93,279
--------------------------------------------------------------------------------
Medical Equipment -- 0.5%
CYTYC*                                              170,000               4,250
ESC Medical Systems Limited*                        618,900              21,739
                                                                       ---------
                                                                         25,989
--------------------------------------------------------------------------------
Pharmaceutical Services -- 3.2%
Express Scripts, Cl A*                            1,051,300              89,131
Omnicare                                          2,140,200              84,805
                                                                       ---------
                                                                        173,936
--------------------------------------------------------------------------------
Physician Practice Management -- 0.1%
Pediatrix Medical Group*                            138,500               6,440
                                                                       ---------
                                                                          6,440
--------------------------------------------------------------------------------
Special Outpatient Facility -- 2.8%
Renal Care Group*                                   685,000              26,030
Total Renal Care Holdings*                        3,825,713             127,444
                                                                       ---------
                                                                        153,474
                                                                       ---------
Total Health (Cost $625,585)                                            877,722
                                                                       ---------
--------------------------------------------------------------------------------
Industrial/General Manufacturing -- 1.8%
Auto-Related -- 0.1%
Gentex*                                             194,600               6,604
                                                                       ---------
                                                                          6,604
--------------------------------------------------------------------------------
Electrical Products -- 0.6%
Chicago Miniature Lamp*                             784,050              30,480
                                                                       ---------
                                                                         30,480
--------------------------------------------------------------------------------
Multi-Industry -- 1.1%
Applied Power, Cl A                               1,543,300              59,417
                                                                       ---------
                                                                         59,417
                                                                       ---------
Total Industrial/General Manufacturing (Cost $77,893)                    96,501
                                                                       ---------

--------------------------------------------------------------------------------
Service -- 27.3%
Advertising -- 1.0%
Lamar Advertising*                                1,583,400              55,419
                                                                       ---------
                                                                         55,419
--------------------------------------------------------------------------------
Commercial Services -- 1.4%
Caribner International*                           1,086,800              41,842
Network Solutions*                                  200,000               7,425
Pre Paid Legal*                                     773,300              27,452
                                                                       ---------
                                                                         76,719
--------------------------------------------------------------------------------
Communications Services -- 1.7%
IDT*                                                242,500               9,094
Pacific Gateway Exchange*                           643,700              36,852
Premiere Technologies*                              951,800              32,956
Star Telecommunications*                            194,900              10,841
                                                                       ---------
                                                                         89,743
--------------------------------------------------------------------------------
Consulting -- 0.1%
Metzler Group*                                      149,100               7,418
                                                                       ---------
                                                                          7,418
--------------------------------------------------------------------------------
Distribution -- 0.3%
Brightpoint*                                        902,600              15,513
                                                                       ---------
                                                                         15,513
--------------------------------------------------------------------------------
Educational Services -- 5.0%
Apollo Group, Cl A*                               2,500,400             120,332
CBT Group ADR*                                    2,403,000             124,355
Devry*                                              802,000              27,418
                                                                       ---------
                                                                        272,105
--------------------------------------------------------------------------------
Electronic Commerce -- 3.0%
Sterling Commerce*                                1,962,900              91,029
Transaction Systems Architects*                   1,909,600              74,236
                                                                       ---------
                                                                        165,265
--------------------------------------------------------------------------------
Employment Service -- 1.5%
ABR Information Services*                           295,000               8,297
Century Business Services*                          185,000               3,272
Metamor Worldwide*                                1,324,700              49,759
Romac International*                                263,500               7,246
Syntel*                                             260,800              10,693
                                                                       ---------
                                                                         79,267
--------------------------------------------------------------------------------

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                                                ----------------
                                                                PBHG Growth Fund
                                                                ----------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Information/Computer Services -- 0.6%
Systems and Computers Technology*                   833,700           $  34,390
                                                                      ----------
                                                                         34,390
--------------------------------------------------------------------------------
Printing Services/Forms -- 0.6%
Mail-Well*                                          899,800              34,080
                                                                      ----------
                                                                         34,080
--------------------------------------------------------------------------------
Systems Integrator -- 7.0%
Cambridge Technology Partners*                    1,990,100              98,634
Ciber*                                            1,006,600              70,399
Complete Business Solutions*                        660,200              23,684
Computer Horizons*                                  810,800              40,743
Computer Task Group                                 729,100              30,030
Henry, Jack and Associates                          236,300               8,507
Information Management Resources*                   735,200              43,285
International Network Services*                     273,000               7,985
Mastech*                                             83,300               4,246
Sapient*                                            796,200              37,720
Whittman-Hart*                                      305,700              13,833
                                                                      ----------
                                                                        379,066
--------------------------------------------------------------------------------
Transactions Processing -- 5.1%
Billing Concepts*                                   658,500              17,080
Concord EFS*                                      2,917,225             100,827
Saville Systems ADR*                              3,043,000             155,954
                                                                      ----------
                                                                        273,861
                                                                      ----------
Total Service (Cost $944,717)                                         1,482,846
                                                                      ----------

--------------------------------------------------------------------------------
Technology -- 24.5%
Automated Software Quality -- 0.4%
Mercury Interactive*                                632,300              23,079
                                                                      ----------
                                                                         23,079
--------------------------------------------------------------------------------
Cables/Fiberoptics -- 0.7%
Cable Design Technologies*                        1,235,000              37,204
                                                                      ----------
                                                                         37,204
--------------------------------------------------------------------------------
Client/Server Help Desk -- 0.2%
Vantive*                                            253,900               9,283
                                                                      ----------
                                                                          9,283
--------------------------------------------------------------------------------
Contract Manufacturing -- 1.5%
Flextronics International Limited*                  709,200              30,629
Sanmina*                                            735,600              51,446
                                                                      ----------
                                                                         82,075
--------------------------------------------------------------------------------
Data Storage -- 0.1%
MTI Technology*                                     184,600               3,184
                                                                      ----------
                                                                          3,184
--------------------------------------------------------------------------------
Digital Video Related -- 1.8%
Discreet Logic*                                   1,601,700              26,128
Engineering Animation*                              497,500              20,646
Gemstar International*                            1,335,900              40,077
Pinnacle Systems*                                   217,400               8,234
                                                                      ----------
                                                                         95,085
--------------------------------------------------------------------------------
Networking Hardware -- 0.2%
MMC Networks*                                        75,500               1,557
Yurie Systems*                                      450,000              10,884
                                                                      ----------
                                                                         12,441
--------------------------------------------------------------------------------
Networking Security -- 1.2%
Checkpoint Software*                              1,169,600              53,436
Memco Software Limited*                             335,600              10,488
                                                                      ----------
                                                                         63,924
--------------------------------------------------------------------------------
Networking Software -- 2.1%
Legato Systems*                                     575,500              34,170
Veritas Software*                                 1,308,850              77,386
                                                                      ----------
                                                                        111,556
--------------------------------------------------------------------------------
PC-Peripherals Manufacturing -- 0.3%
Neomagic*                                           811,900              15,325
Xeikon NV ADR*                                      119,700               2,723
                                                                      ----------
                                                                         18,048
--------------------------------------------------------------------------------
Precision Instruments -- 1.7%
Cognex*                                             270,000               5,771
Waters*                                           1,740,700              86,926
                                                                      ----------
                                                                         92,697
--------------------------------------------------------------------------------
Semi-Conductor Manufacturing -- 2.0%
Applied Micro Circuits*                             210,500               4,736
DSP Communications*                                 250,000               4,266
Level One Communications*                           930,750              21,873
Micrel*                                           1,018,000              38,620
Sipex*                                              657,500              21,698
Vitesse Semiconductor*                              400,200              18,872
                                                                      ----------
                                                                        110,065
--------------------------------------------------------------------------------
Semi-Conductor Testing Equipment -- 0.9%
ASE Test Limited*                                   938,000              47,135
                                                                      ----------
                                                                         47,135
--------------------------------------------------------------------------------
Software-Client/Server -- 5.0%
Arbor Software*                                     894,500              41,259
Citrix Systems*                                   3,486,350             188,917
Hyperion Software*                                  973,500              43,077
                                                                      ----------
                                                                        273,253
--------------------------------------------------------------------------------
Software-Manufacturing -- 2.9%
Aspect Development*                                 601,100              32,985
I2 Technologies*                                    580,000              38,063
Industri-Matematik International*                   318,700               9,999
Manugistics*                                      1,168,700              65,520
Tecnomatix Technologies Limited*                    354,100              13,323
                                                                      ----------
                                                                        159,890
--------------------------------------------------------------------------------
Software-Other -- 0.7%
Filenet*                                            260,700              12,742
JDA Software Group*                                 495,100              26,302
Software AG Systems*                                 50,400               1,336
                                                                      ----------
                                                                         40,380
--------------------------------------------------------------------------------

================================================================================
The PBHG Funds, Inc.
================================================================================

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 1998

----------------
PBHG Growth Fund
----------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Telecommunication Components -- 0.5%
Uniphase*                                           649,900           $  27,336
                                                                      ----------
                                                                         27,336
--------------------------------------------------------------------------------
Telecommunications Equipment -- 1.5%
Advanced Fibre Communication*                       659,000              23,971
California Micro Devices*                             4,579                  28
Excel Switching*                                    109,400               2,762
Gilat Satellite Networks Limited*                   185,000               6,753
Inter-Tel                                           180,800               4,870
Premisys Communications*                          1,177,500              33,780
World Access*                                       220,000               7,150
                                                                      ----------
                                                                         79,314
--------------------------------------------------------------------------------
Voice/Call Transaction Processing -- 0.8%
Dialogic*                                           488,600              20,857
Edify*                                              663,400              13,392
Genesys Telecom Labs*                               198,600               7,547
                                                                      ----------
                                                                         41,796
                                                                      ----------
Total Technology (Cost $990,509)                                      1,327,745
                                                                      ----------
--------------------------------------------------------------------------------
Transportation -- 0.4%
Surface -- 0.4%
Coach USA*                                          527,600              22,951
                                                                      ----------
Total Transportation (Cost $21,709)                                      22,951
                                                                      ----------
Total Common Stocks (Cost $3,622,880)                                 5,173,414
                                                                      ----------

--------------------------------------------------------------------------------
Repurchase Agreement -- 6.3%
Greenwich
   6.04%, dated 03/31/98,
   matures 04/01/98, repurchase price
   $12,219,031 (collaterized by U.S.
   Government Agency Instruments:
   total market value $12,465,269) (A)              $12,217              12,217
J.P. Morgan
   6.04%, dated 03/31/98,
   matures 04/01/98, repurchase price
   $297,647,986 (collaterized by U.S.
   Government Agency Instruments:
   total market value $303,550,017) (A)             297,598             297,598
Prudential
   6.04%, dated 03/31/98,
   matures 04/01/98, repurchase price
   $31,278,881 (collaterized by U.S.
   Treasury and Government Agency
   Instruments: total market
   value $31,899,378) (A)                            31,274              31,274
                                                                      ----------
Total Repurchase Agreement (Cost $341,089)                              341,089
                                                                      ==========
Total Investments-- 101.6% (Cost $3,963,969)                          5,514,503
                                                                      ----------

--------------------------------------------------------------------------------
Other Assets and Liabilities -- (1.6%)
Other Assets and Liabilities, Net                                     $ (86,896)
                                                                      ----------

--------------------------------------------------------------------------------

Net Assets:
Fund Shares of PBHG Class (authorized 400 million
   shares -- $0.001 par value) based on 189,106,426
   outstanding shares of common stock                                3,973,033
Fund Shares of Advisor Class (authorized 200 million
   shares -- $0.001 par value) based on 3,172,743
   outstanding shares of common stock                                   76,301
Accumulated net realized loss on investments                          (172,261)
Net unrealized appreciation on investments                           1,550,534
                                                                     -----------
Total Net Assets-- 100.0%                                           $5,427,607
                                                                     ===========
Net Asset Value, Offering and Redemption
   Price Per Share-- PBHG Class                                         $28.23
                                                                     ===========
Net Asset Value, Offering and Redemption
   Price Per Share-- Advisor Class                                      $28.12
                                                                     ===========


* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class


    The accompanying notes are an integral part of the financial statements.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                                       -------------------------
                                                       PBHG Emerging Growth Fund
                                                       -------------------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Common Stocks -- 95.7%
Consumer -- 21.1%
Entertainment/Movies -- 2.0%
Cinar Films, Cl B*                                  305,500         $    13,022
Family Golf Centers*                                371,000              15,026
                                                                    ------------
                                                                         28,048
--------------------------------------------------------------------------------
Hotels/Resorts -- 1.6%
Fairfield Communities*                              577,400              12,739
Vistana*                                            370,000               9,805
                                                                    ------------
                                                                         22,544
--------------------------------------------------------------------------------
Leisure/Recreational -- 1.7%
Action Performance*                                 629,400              22,147
Championship Auto Racing*                            54,500               1,008
                                                                    ------------
                                                                         23,155
--------------------------------------------------------------------------------
Packaged Goods/Cosmetics -- 2.6%
NBTY*                                               612,400              37,203
                                                                    ------------
                                                                         37,203
--------------------------------------------------------------------------------
Restaurants -- 5.1%
CKE Restaurants                                     660,490              24,273
Logan's Roadhouse*                                  546,450              12,363
Papa John's International*                          900,600              34,561
                                                                    ------------
                                                                         71,197
--------------------------------------------------------------------------------
Retail-Apparel -- 4.2%
Goodys Family Clothing*                             398,600              17,638
North Face*                                         417,400              10,122
Pacific Sunwear Of California*                      568,650              23,599
Stage Stores*                                       155,200               8,012
                                                                    ------------
                                                                         59,371
--------------------------------------------------------------------------------
Retail-Catalog -- 0.7%
Insight Enterprises*                                 84,150               3,419
PC Connection*                                       75,000               1,594
Wilmar Industries*                                  179,900               4,474
                                                                    ------------
                                                                          9,487
--------------------------------------------------------------------------------
Retail-Office Products/Supplies -- 0.8%
US Office Products*                                 587,850              11,169
                                                                    ------------
                                                                         11,169
--------------------------------------------------------------------------------
Retail-Specialty -- 0.9%
Guitar Center*                                       48,300               1,141
USA Floral Products*                                522,400              11,852
                                                                    ------------
                                                                         12,993
--------------------------------------------------------------------------------
Shoe Manufacturing -- 1.5%
Wolverine World Wide                                752,450              21,257
                                                                    ------------
                                                                         21,257
                                                                    ------------
Total Consumer (Cost $204,209)                                          296,424
                                                                    ------------

--------------------------------------------------------------------------------
Energy -- 0.5%
Marine Construction -- 0.3%
Gulf Island Fabrication*                            262,900               4,864
                                                                    ------------
                                                                          4,864
--------------------------------------------------------------------------------
Vessel & Rig Construction -- 0.2%
Friede Goldman International*                        79,100               2,284
                                                                    ------------
                                                                          2,284
                                                                    ------------
Total Energy (Cost $8,410)                                                7,148
                                                                    ------------

--------------------------------------------------------------------------------
Financial -- 2.7%
Auto Finance -- 0.6%
Americredit*                                        313,100               8,610
                                                                    ------------
                                                                          8,610
--------------------------------------------------------------------------------
Investment Firms -- 1.4%
Sirrom Capital                                      634,400              19,072
                                                                    ------------
                                                                         19,072
--------------------------------------------------------------------------------
Mortgage Related -- 0.3%
New Century Financial*                              375,900               3,712
                                                                    ------------
                                                                          3,712
--------------------------------------------------------------------------------
Specialty Finance -- 0.4%
Healthcare Financial Partners*                      132,500               6,277
                                                                    ------------
                                                                          6,277
                                                                    ------------
Total Financial (Cost $33,925)                                           37,671
                                                                    ------------

--------------------------------------------------------------------------------
Health -- 14.0%
Assisted Living -- 1.0%
Assisted Living Concepts*                            77,600               1,678
Atria Communities*                                  661,300              12,730
                                                                    ------------
                                                                         14,408
--------------------------------------------------------------------------------
Contact Lenses -- 1.0%
Wesley Jessen Visioncare*                           450,400              14,807
                                                                    ------------
                                                                         14,807
--------------------------------------------------------------------------------
Contract Research -- 1.0%
Kendle International*                               100,000               2,325
Parexel International*                              361,800              11,306
                                                                    ------------
                                                                         13,631
--------------------------------------------------------------------------------
Drugs/Pharmaceuticals -- 1.9%
Medicis Pharmaceutical, Cl A*                       600,300              26,188
                                                                    ------------
                                                                         26,188
--------------------------------------------------------------------------------
Health Care Management Services -- 0.3%
Hooper Holmes                                       168,700               3,606
                                                                    ------------
                                                                          3,606
--------------------------------------------------------------------------------
Health Care-Services -- 1.2%
Rural/Metro*                                        511,100              16,802
                                                                    ------------
                                                                         16,802
--------------------------------------------------------------------------------

================================================================================
The PBHG Funds, Inc.
================================================================================

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 1998

-------------------------
PBHG Emerging Growth Fund
-------------------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Home Health Care -- 0.5%
Pediatric Services of America*                      364,700          $    7,796
                                                                     -----------
                                                                          7,796
--------------------------------------------------------------------------------
Information Systems -- 1.5%
Impath*                                             259,200               9,914
Medquist*                                           172,050               6,334
Quadramed*                                          145,400               4,853
                                                                     -----------
                                                                         21,101
--------------------------------------------------------------------------------
Medical Devices -- 3.8%
Biovail International*                              141,500               6,827
Minimed*                                            324,500              14,359
Sabratek*                                           584,500              20,458
Trex Medical*                                       599,600              11,280
                                                                     -----------
                                                                         52,924
--------------------------------------------------------------------------------
Pharmaceutical Services -- 0.3%
NCS Healthcare*                                     141,400               4,737
                                                                     -----------
                                                                          4,737
--------------------------------------------------------------------------------
Physician Practice Management -- 0.4%
Advanced Health*                                    462,700               5,928
                                                                     -----------
                                                                          5,928
--------------------------------------------------------------------------------
Special Outpatient Facility -- 1.1%
National Surgery Centers*                           579,950              14,825
                                                                     -----------
                                                                         14,825
                                                                     -----------
Total Health (Cost $167,820)                                            196,753
                                                                     -----------

--------------------------------------------------------------------------------
Industrial/Basic -- 0.2%
Plastic/Carbon -- 0.2%
Zoltek Companies*                                    89,100               3,118
                                                                     -----------
Total Industrial/Basic (Cost $2,647)                                      3,118
                                                                     -----------

--------------------------------------------------------------------------------
Industrial/General Manufacturing -- 1.6%
Electrical Products -- 0.9%
Chicago Miniature Lamp*                             318,000              12,362
                                                                     -----------
                                                                         12,362
--------------------------------------------------------------------------------
Railroad -- 0.7%
Motivepower Industries*                             340,900               9,418
                                                                     -----------
                                                                          9,418
                                                                     -----------
Total Industrial/General Manufacturing (Cost $17,746)                    21,780
                                                                     -----------

--------------------------------------------------------------------------------
Service -- 20.9%
Commercial Services -- 0.8%
Getty Images*                                       100,000               2,512
United Rentals*                                     335,600               8,726
                                                                     -----------
                                                                         11,238
--------------------------------------------------------------------------------
Communications Services -- 0.2%
Smartalk Teleservices*                              100,000               3,194
                                                                     -----------
                                                                          3,194
--------------------------------------------------------------------------------
Consulting -- 0.5%
Metzler Group*                                      148,000               7,363
                                                                     -----------
                                                                          7,363
--------------------------------------------------------------------------------
Educational Services -- 0.5%
Edutrek International*                              314,300               6,954
                                                                     -----------
                                                                          6,954
--------------------------------------------------------------------------------
Employment Services -- 5.7%
ABR Information Services*                           924,400              25,999
Romac International*                              1,176,600              32,357
Source Services*                                     37,500               1,036
Vincam Group*                                       744,150              21,580
                                                                     -----------
                                                                         80,972
--------------------------------------------------------------------------------
Environmental -- 1.8%
Casella Waste Systems, Cl A*                         69,700               1,842
Superior Services*                                  544,600              16,985
Tetra Tech*                                         269,531               6,536
                                                                     -----------
                                                                         25,363
--------------------------------------------------------------------------------
Information/Computer Services -- 1.7%
Forrester Research*                                 241,700               8,580
Meta Group*                                         428,000              14,766
                                                                     -----------
                                                                         23,346
--------------------------------------------------------------------------------
Marketing Information -- 0.9%
Abacus Direct*                                      236,800              12,373
                                                                     -----------
                                                                         12,373
--------------------------------------------------------------------------------
Printing Services/Forms -- 1.7%
Consolidated Graphics*                              404,600              23,416
                                                                     -----------
                                                                         23,416
--------------------------------------------------------------------------------
Systems Integrator -- 7.1%
Aris*                                               523,700              15,580
Ciber*                                              364,400              25,485
Command Systems*                                     59,900                 854
Computer Management Sciences*                       276,200               7,647
Intelligroup*                                       205,500               3,326
Renaissance Worldwide*                              333,440               9,149
Technology Solutions*                               319,950               8,479
Whittman-Hart*                                      638,700              28,901
                                                                     -----------
                                                                         99,421
                                                                     -----------
Total Service (Cost $192,099)                                           293,640
                                                                     -----------

--------------------------------------------------------------------------------
Technology -- 31.6%
Automated Data Collection -- 0.1%
Eltron International*                                63,400               1,553
                                                                     -----------
                                                                          1,553
--------------------------------------------------------------------------------
Contract Manufacturing -- 1.5%
EFTC*                                               163,800               2,150
Flextronics International Limited*                   13,300                 574
Smart Modular Technologies*                         811,100              18,503
                                                                     -----------
                                                                         21,227
--------------------------------------------------------------------------------

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                                       -------------------------
                                                       PBHG Emerging Growth Fund
                                                       -------------------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Data Communications -- 0.1%
DSET*                                                38,900          $      727
                                                                     -----------
                                                                            727
--------------------------------------------------------------------------------
Data Storage -- 1.0%
Boxhill Systems*                                    199,400               2,555
Network Appliance*                                  324,600              11,523
                                                                     -----------
                                                                         14,078
--------------------------------------------------------------------------------
Digital Video Related -- 1.9%
Discreet Logic*                                     743,000              12,120
Gemstar International*                              492,900              14,787
                                                                     -----------
                                                                         26,907
--------------------------------------------------------------------------------
Electronic Components -- 0.2%
Power-One*                                           47,300                 804
WPI Group*                                          301,100               2,484
                                                                     -----------
                                                                          3,288
--------------------------------------------------------------------------------
Graphic/Image Process -- 0.2%
Splash Technologies Holdings*                       138,300               2,317
                                                                     -----------
                                                                          2,317
--------------------------------------------------------------------------------
Networking Hardware -- 1.4%
Apex PC Solutions*                                  257,400               6,918
Cybex Computer Products*                             25,000                 814
Extended Systems*                                    89,400                 738
Yurie Systems*                                      428,800              10,372
                                                                     -----------
                                                                         18,842
--------------------------------------------------------------------------------
Networking Security -- 1.3%
Checkpoint Software*                                213,000               9,731
Memco Software Limited*                             254,400               7,950
                                                                     -----------
                                                                         17,681
--------------------------------------------------------------------------------
Networking Software -- 2.6%
Legato Systems*                                     619,400              36,777
                                                                     -----------
                                                                         36,777
--------------------------------------------------------------------------------
PC-Peripherals Manufacturing -- 1.2%
Neomagic*                                           865,500              16,336
                                                                     -----------
                                                                         16,336
--------------------------------------------------------------------------------
Precision Instruments -- 1.8%
II-VI*                                              541,300              11,503
Lecroy*                                             301,700               6,411
Remec*                                              264,700               7,594
                                                                     -----------
                                                                         25,508
--------------------------------------------------------------------------------
Semi-Conductor Manufacturing -- 2.5%
Galileo Technology Limited*                         211,400               5,972
Genesis Microchip*                                   65,700                 924
Level One Communications*                           465,450              10,938
Micrel*                                             209,200               7,937
Sipex*                                              296,900               9,798
                                                                     -----------
                                                                         35,569
--------------------------------------------------------------------------------
Semi-Conductor Production Equipment -- 1.1%
Asyst Technologies*                                 234,300               5,447
Helix Technology                                    484,400               9,688
                                                                     -----------
                                                                         15,135
--------------------------------------------------------------------------------
Software-Client/Server -- 2.8%
Advent Software*                                    309,900              14,720
Deltek Systems*                                     264,800               4,700
Documentum*                                         350,300              18,960
Fundtech Limited*                                    60,000               1,080
                                                                     -----------
                                                                         39,460
--------------------------------------------------------------------------------
Software-Desktop -- 2.6%
Visio*                                              836,900              35,987
                                                                     -----------
                                                                         35,987
--------------------------------------------------------------------------------
Software-Enterprise Resource Planning -- 0.9%
Flexiinternational Software*                         55,000                 688
Great Plains Software*                              347,000              12,622
                                                                     -----------
                                                                         13,310
--------------------------------------------------------------------------------
Software-Manufacturing -- 1.9%
Aspen Technology*                                   110,900               4,575
Dataworks*                                          537,200              14,169
Manugistics*                                          5,900                 331
Tecnomatix Technologies Limited*                    208,700               7,852
                                                                     -----------
                                                                         26,927
--------------------------------------------------------------------------------
Software-Other -- 1.0%
Corsair*                                            204,500               3,847
Radiant Systems*                                    436,100              10,793
                                                                     -----------
                                                                         14,640
--------------------------------------------------------------------------------
Telecommunications Equipment -- 2.3%
California Micro Devices*                               549                   3
DSP Group*                                          267,700               5,120
Geotel Communications*                              671,900              18,561
Tekelec*                                            200,900               9,116
                                                                     -----------
                                                                         32,800
--------------------------------------------------------------------------------
Voice/Call Transaction Processing -- 3.2%
Davox*                                              498,150              15,505
Edify*                                              550,500              11,113
Natural Microsystems*                               476,500              18,881
                                                                     -----------
                                                                         45,499
                                                                     -----------
Total Technology (Cost $338,573)                                        444,568
                                                                     -----------

--------------------------------------------------------------------------------
Transportation -- 3.1%
Logistics -- 0.8%
Eagle USA Airfreight*                               420,300              11,348
                                                                     -----------
                                                                         11,348
--------------------------------------------------------------------------------
Surface -- 2.3%
Coach USA*                                          728,000              31,668
                                                                     -----------
                                                                         31,668
                                                                     -----------
Total Transportation (Cost $33,985)                                      43,016
                                                                     -----------
Total Common Stocks (Cost $999,414)                                   1,344,118
                                                                     -----------

--------------------------------------------------------------------------------

================================================================================
The PBHG Funds, Inc.
================================================================================

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 1998

-------------------------
PBHG Emerging Growth Fund
-------------------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Repurchase Agreement -- 2.9%
Greenwich
   6.00%, dated 03/31/98,
   matures 04/01/98, repurchase price
   $5,838,956 (collaterized by U.S.
   Government Agency Instruments:
   total market value $5,959,405) (A)             $   5,838          $    5,838
J.P. Morgan
   6.00%, dated 03/31/98,
   matures 04/01/98, repurchase price
   $1,538,229 (collaterized by U.S.
   Government Agency Instruments:
   Total Market Value $1,568,731) (A)                 1,538               1,538
Prudential
   6.00%, dated 03/31/98,
   matures 04/01/98, repurchase price
   $32,647,401 (collaterized by U.S.
   Treasury and Government Agency
   Instruments: total market
   value $33,295,374) (A)                            32,642              32,642
                                                                     -----------
Total Repurchase Agreement (Cost $40,018)                                40,018
                                                                     -----------
Total Investments-- 98.6% (Cost $1,039,432)                          $1,384,136
                                                                     -----------

--------------------------------------------------------------------------------
Other Assets And Liabilities -- 1.4%
Other Assets And Liabilities, Net                                        20,021
                                                                     -----------

--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class (authorized 400 million
   shares -- $0.001 par value) based on 54,368,438
   outstanding shares of common stock                                 1,057,838
Undistributed net investment income                                           7
Accumulated net realized gain on investments                              1,608
Net unrealized appreciation on investments                              344,704
                                                                     -----------
Total Net Assets-- 100.0%                                            $1,404,157
                                                                     ===========
Net Asset Value, Offering and Redemption Price Per Share                 $25.83
                                                                     ===========

* Non-Income Producing Security
(A) -- Tri-Party Repurchase Agreement
Cl -- Class


     The accompanying notes are an integral part of the financial statments.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                                      --------------------------
                                                      PBHG Large Cap Growth Fund
                                                      --------------------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Common Stocks -- 93.8%
Consumer -- 12.1%
Consumer Products Miscellaneous -- 2.9%
Cendant*                                            105,240          $    4,170
                                                                     -----------
                                                                          4,170
--------------------------------------------------------------------------------
Entertainment/Movies -- 0.9%
Premier Parks*                                       23,100               1,340
                                                                     -----------
                                                                          1,340
--------------------------------------------------------------------------------
Funeral Services -- 2.0%
Service Corporation International                    68,300               2,899
                                                                     -----------
                                                                          2,899
--------------------------------------------------------------------------------
Hotels/Resorts -- 1.2%
Marriott International*                              24,100                 896
Marriott International, Cl A*                        24,100                 863
                                                                     -----------
                                                                          1,759
--------------------------------------------------------------------------------
Retail-Apparel -- 2.5%
Jones Apparel Group*                                 51,800               2,852
Polo Ralph Lauren*                                   24,500                 737
                                                                     -----------
                                                                          3,589
--------------------------------------------------------------------------------
Retail-Office Products/Supplies -- 2.1%
Staples*                                            135,000               3,130
                                                                     -----------
                                                                          3,130
--------------------------------------------------------------------------------
Retail-Specialty -- 0.5%
Borders Group*                                       22,900                 780
                                                                     -----------
                                                                            780
                                                                     -----------
Total Consumer (Cost $11,749)                                            17,667
                                                                     -----------

--------------------------------------------------------------------------------
Energy -- 1.8%
Contract Drilling -- 1.0%
Noble Drilling*                                      22,600                 691
Transocean Offshore                                  16,000                 823
                                                                     -----------
                                                                          1,514
--------------------------------------------------------------------------------
Environmental Services -- 0.8%
Newpark Resources*                                   64,200               1,171
                                                                     -----------
                                                                          1,171
                                                                     -----------
Total Energy (Cost $2,906)                                                2,685
                                                                     -----------

--------------------------------------------------------------------------------
Financial -- 6.7%
Consumer Finance -- 3.7%
Associates First Capital                             38,000               3,002
Newcourt Credit                                      47,700               2,385
                                                                     -----------
                                                                          5,387
--------------------------------------------------------------------------------
Diversified Financial Service -- 1.1%
Ocwen Financial*                                     59,200               1,643
                                                                     -----------
                                                                          1,643
--------------------------------------------------------------------------------
Mortgage Related -- 1.9%
MGIC Investment                                      41,200               2,706
                                                                     -----------
                                                                          2,706
                                                                     -----------
Total Financial (Cost $6,091)                                             9,736
                                                                     -----------

--------------------------------------------------------------------------------
Health -- 17.8%
Contract Research -- 2.1%
Quintiles Transnational*                             64,800               3,123
                                                                     -----------
                                                                          3,123
--------------------------------------------------------------------------------
Drugs/Pharmaceuticals -- 4.3%
Lilly (Eli) & Co                                     23,800               1,419
Pfizer                                               35,000               3,489
Schering-Plough                                      17,000               1,389
                                                                     -----------
                                                                          6,297
--------------------------------------------------------------------------------
Hospital -- 2.5%
Health Management Associates, Cl A*                 128,200               3,670
                                                                     -----------
                                                                          3,670
--------------------------------------------------------------------------------
Information Systems -- 2.7%
HBO & Company                                        64,100               3,870
                                                                     -----------
                                                                          3,870
--------------------------------------------------------------------------------
Medical Devices -- 1.8%
Guidant                                              34,900               2,561
                                                                     -----------
                                                                          2,561
--------------------------------------------------------------------------------
Pharmaceutical Services -- 2.2%
Omnicare                                             81,200               3,217
                                                                     -----------
                                                                          3,217
--------------------------------------------------------------------------------
Special Outpatient Facility -- 2.2%
Healthsouth*                                        115,400               3,238
                                                                     -----------
                                                                          3,238
                                                                     -----------
Total Health (Cost $15,189)                                              25,976
                                                                     -----------

--------------------------------------------------------------------------------
Industrial/General Manufacturing -- 4.2%
Auto-Related -- 2.1%
Harley-Davidson                                      92,900               3,065
                                                                     -----------
                                                                          3,065
--------------------------------------------------------------------------------
Multi-Industry -- 2.1%
Danaher                                              39,400               2,992
                                                                     -----------
                                                                          2,992
                                                                     -----------
Total Industrial/General Manufacturing (Cost $3,485)                      6,057
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Service -- 28.9%
Commercial Services -- 3.1%
Central Parking                                      38,700               1,848
DST Systems*                                         33,300               1,750
Pittston Brinks Group                                22,100                 843
                                                                     -----------
                                                                          4,441
--------------------------------------------------------------------------------

================================================================================
The PBHG Funds, Inc.
================================================================================

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 1998

--------------------------
PBHG Large Cap Growth Fund
--------------------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Communications Services -- 2.1%
Worldcom*                                            71,400          $    3,075
                                                                     -----------
                                                                          3,075
--------------------------------------------------------------------------------
Educational Services -- 2.8%
Apollo Group, Cl A*                                  36,025               1,734
CBT Group ADR*                                       46,200               2,391
                                                                     -----------
                                                                          4,125
--------------------------------------------------------------------------------
Electronic Commerce -- 2.0%
Sterling Commerce*                                   62,300               2,889
                                                                     -----------
                                                                          2,889
--------------------------------------------------------------------------------
Employment Service -- 3.4%
Accustaff*                                           84,400               2,912
Select Appointments Holdings*                        80,000               2,020
                                                                     -----------
                                                                          4,932
--------------------------------------------------------------------------------
Environmental -- 5.0%
Allied Waste Industries*                            114,000               2,846
Thermo Electron*                                     31,850               1,286
USA Waste Services*                                  71,417               3,183
                                                                     -----------
                                                                          7,315
--------------------------------------------------------------------------------
Information/Computer Services -- 1.1%
Gartner Group, Cl A*                                 44,400               1,659
                                                                     -----------
                                                                          1,659
--------------------------------------------------------------------------------
Radio/Television -- 5.4%
Chancellor Media, Cl A*                              45,300               2,078
Clear Channel Communications*                        36,900               3,616
Jacor Communications*                                11,200                 661
Univision Communications*                            42,000               1,564
                                                                     -----------
                                                                          7,919
--------------------------------------------------------------------------------
Systems Integrator -- 4.0%
Cambridge Technology Partners*                       71,400               3,539
Computer Horizons*                                   43,900               2,206
                                                                     -----------
                                                                          5,745
                                                                     -----------
Total Service (Cost $30,293)                                             42,100
                                                                     -----------

--------------------------------------------------------------------------------
Technology -- 22.3%
Computer-Manufacturing -- 2.8%
Dell Computer*                                       59,600               4,038
                                                                     -----------
                                                                          4,038
--------------------------------------------------------------------------------
Design Automation Software -- 1.5%
Parametric Technology*                               65,600               2,185
                                                                     -----------
                                                                          2,185
--------------------------------------------------------------------------------
Networking Hardware -- 2.3%
Cisco Systems*                                       49,550               3,388
                                                                     -----------
                                                                          3,388
--------------------------------------------------------------------------------
Semi-Conductor Manufacturing -- 1.8%
Linear Technology                                    38,300               2,643
                                                                     -----------
                                                                          2,643
--------------------------------------------------------------------------------
Software-Desktop -- 2.6%
Microsoft*                                           42,600               3,813
                                                                     -----------
                                                                          3,813
--------------------------------------------------------------------------------
Software-Enterprise Resource Planning -- 3.2%
J.D. Edwards & Company*                              11,600                 379
Peoplesoft*                                          81,700               4,305
                                                                     -----------
                                                                          4,684
--------------------------------------------------------------------------------
Software-Internet -- 2.0%
America Online*                                      42,400               2,896
                                                                     -----------
                                                                          2,896
--------------------------------------------------------------------------------
Software-System/Mainframe -- 1.2%
BMC Software*                                        19,700               1,651
                                                                     -----------
                                                                          1,651
--------------------------------------------------------------------------------
Telecommunications Equipment -- 4.9%
Lucent Technologies                                  26,100               3,338
Tellabs*                                             56,600               3,799
                                                                     -----------
                                                                          7,137
                                                                     -----------
Total Technology (Cost $15,584)                                          32,435
                                                                     -----------
Total Common Stocks (Cost $85,297)                                      136,656
                                                                     -----------

--------------------------------------------------------------------------------
Repurchase Agreement -- 3.7%
J.P. Morgan
   6.05%, dated 03/31/98, matures
   04/01/98, repurchase price $5,372,774
   (collaterized by U.S. Government
   Obligations: total market
   value $5,479,309) (A)                             $5,372               5,372
                                                                     -----------
Total Repurchase Agreement (Cost $5,372)                                  5,372
                                                                     -----------
Total Investments-- 97.5% (Cost $90,669)                                142,028
                                                                     -----------

--------------------------------------------------------------------------------
Other Assets and Liabilities -- 2.5%
Other Assets and Liabilities, Net                                         3,634
                                                                     -----------

--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class (authorized 200 million shares -- $0.001 par value)
   based on 6,419,874
   outstanding shares of common stock                                    86,981
Accumulated net realized gain on investments                              7,322
Net unrealized appreciation on investments                               51,359
                                                                     -----------
Total Net Assets -- 100.0%                                             $145,662
                                                                     ===========

Net Asset Value, Offering and Redemption
   Price Per Share                                                       $22.69
                                                                     ===========

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class


    The accompanying notes are an integral part of the financial statements.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                                         -----------------------
                                                         PBHG Select Equity Fund
                                                         -----------------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Common Stocks -- 97.0%
Consumer -- 10.7%
Consumer Products Miscellaneous -- 5.7%
Cendant*                                            484,000          $   19,179
                                                                     -----------
                                                                         19,179
--------------------------------------------------------------------------------
Retail-Apparel -- 5.0%
Jones Apparel Group*                                287,200              15,813
Polo Ralph Lauren*                                   29,000                 872
                                                                     -----------
                                                                         16,685
                                                                     -----------
Total Consumer (Cost $24,490)                                            35,864
                                                                     -----------

--------------------------------------------------------------------------------
Energy -- 0.5%
Production Equipment -- 0.5%
National-Oilwell*                                    52,100               1,710
                                                                     -----------
                                                                          1,710
                                                                     -----------
Total Energy (Cost $1,655)                                                1,710
                                                                     -----------

--------------------------------------------------------------------------------
Health -- 13.1%
Contract Research -- 5.7%
Quintiles Transnational*                            396,400              19,102
                                                                     -----------
                                                                         19,102
--------------------------------------------------------------------------------
Information Systems -- 7.4%
HBO & Company                                       339,300              20,485
Incyte Pharmaceuticals*                              98,200               4,591
                                                                     -----------
                                                                         25,076
                                                                     -----------
Total Health (Cost $28,731)                                              44,178
                                                                     -----------

--------------------------------------------------------------------------------
Service -- 29.6%
Educational Services -- 6.0%
CBT Group ADR*                                      390,000              20,183
                                                                     -----------
                                                                         20,183
--------------------------------------------------------------------------------
Environmental -- 2.1%
Superior Services*                                  223,000               6,955
                                                                     -----------
                                                                          6,955
--------------------------------------------------------------------------------
Information/Computer Services -- 2.2%
Gartner Group, Cl A*                                200,000               7,475
                                                                     -----------
                                                                          7,475
--------------------------------------------------------------------------------
Radio/Television -- 5.8%
Clear Channel Communications*                       199,300              19,531
                                                                     -----------
                                                                         19,531
--------------------------------------------------------------------------------
Systems Integrator -- 9.2%
Computer Horizons*                                  263,300              13,231
Keane*                                              315,500              17,825
                                                                     -----------
                                                                         31,056
--------------------------------------------------------------------------------
Transactions Processing -- 4.3%
Saville Systems ADR*                                279,200              14,309
                                                                     -----------
                                                                         14,309
                                                                     -----------
Total Service (Cost $58,521)                                             99,509
                                                                     -----------

--------------------------------------------------------------------------------
Technology -- 43.1%
Computer-Manufacturing -- 5.8%
Dell Computer*                                      285,200              19,322
                                                                     -----------
                                                                         19,322
--------------------------------------------------------------------------------
Networking Software -- 3.4%
Networks Associates*                                170,000              11,263
                                                                     -----------
                                                                         11,263
--------------------------------------------------------------------------------
Semi-Conductor Manufacturing -- 2.2%
Galileo Technology Limited*                         260,000               7,345
                                                                     -----------
                                                                          7,345
--------------------------------------------------------------------------------
Software-Client/Server -- 2.7%
Citrix Systems*                                     169,950               9,209
                                                                     -----------
                                                                          9,209
--------------------------------------------------------------------------------
Software-Desktop -- 4.8%
Visio*                                              375,000              16,125
                                                                     -----------
                                                                         16,125
--------------------------------------------------------------------------------
Software-Enterprise Resource Planning -- 9.7%
J.D. Edwards & Company*                             409,800              13,395
Peoplesoft*                                         366,700              19,321
                                                                     -----------
                                                                         32,716
--------------------------------------------------------------------------------
Software-Internet -- 1.7%
America Online*                                      84,000               5,738
                                                                     -----------
                                                                          5,738
--------------------------------------------------------------------------------
Telecommunications Equipment -- 12.8%
Advanced Fibre Communications*                      316,100              11,498
Lucent Technologies                                 154,000              19,692
Tekelec*                                            261,700              11,875
                                                                     -----------
                                                                         43,065
                                                                     -----------
Total Technology (Cost $83,508)                                         144,783
                                                                     -----------
Total Common Stocks (Cost $196,905)                                     326,044
                                                                     -----------

--------------------------------------------------------------------------------

================================================================================
The PBHG Funds, Inc.
================================================================================

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 1998

-----------------------
PBHG Select Equity Fund
-----------------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Repurchase Agreement -- 1.8%
J.P. Morgan
   6.05%, dated 03/31/98, matures
   04/01/98, repurchase price $6,004,038
   (collaterized by U.S. Government
   Obligations: total market
   value $6,123,090) (A)                          $   6,003          $    6,003
                                                                     -----------
Total Repurchase Agreement (Cost $6,003)                                  6,003
                                                                     -----------
Total Investments -- 98.8% (Cost $202,908)                              332,047
                                                                     -----------

--------------------------------------------------------------------------------
Other Assets and Liabilities -- 1.2%
Other Assets and Liabilities, Net                                         4,029
                                                                     -----------

--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class (authorized 200 million shares -- $0.001 par value)
   based on 13,914,825
   outstanding shares of common stock                                  218,937
Accumulated net realized loss on investments                           (12,000)
Net unrealized appreciation on investments                             129,139
                                                                     -----------
Total Net Assets-- 100.0%                                             $336,076
                                                                     ===========
Net Asset Value, Offering and Redemption
   Price Per Share                                                       $24.15
                                                                     ===========

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class


    The accompanying notes are an integral part of the finanical statements.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                                           ---------------------
                                                           PBHG Core Growth Fund
                                                           ---------------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Common Stocks -- 97.7%
Consumer -- 15.5%
Building Material Chains -- 1.0%
Lowe's Companies                                     23,300          $    1,635
                                                                     -----------
                                                                          1,635
--------------------------------------------------------------------------------
Consumer Products Miscellaneous -- 3.3%
Blyth Industries*                                    59,100               2,018
Cendant*                                             43,000               1,704
Gillette Company                                     14,100               1,673
                                                                     -----------
                                                                          5,395
--------------------------------------------------------------------------------
Entertainment/Movies -- 1.9%
Cinar Films, Cl B*                                   39,000               1,662
Premier Parks*                                       25,700               1,491
                                                                     -----------
                                                                          3,153
--------------------------------------------------------------------------------
Hotels/Resorts -- 0.8%
Capstar Hotel*                                       37,500               1,301
                                                                     -----------
                                                                          1,301
--------------------------------------------------------------------------------
Packaged Goods/Cosmetics -- 0.8%
NBTY*                                                21,900               1,330
                                                                     -----------
                                                                          1,330
--------------------------------------------------------------------------------
Retail-Apparel -- 2.2%
Jones Apparel Group*                                 67,100               3,695
                                                                     -----------
                                                                          3,695
--------------------------------------------------------------------------------
Retail-Catalog -- 1.4%
CDW Computer Centers*                                38,049               2,278
                                                                     -----------
                                                                          2,278
--------------------------------------------------------------------------------
Retail-Specialty -- 1.2%
General Nutrition Companies*                         21,000                 835
Hibbet Sporting Goods*                               43,400               1,204
                                                                     -----------
                                                                          2,039
--------------------------------------------------------------------------------
Retail-Supermarkets/Drug Stores -- 1.0%
Whole Foods Market*                                  23,400               1,632
                                                                     -----------
                                                                          1,632
--------------------------------------------------------------------------------
Specialty Food/Candy -- 1.9%
Suiza Foods*                                         51,900               3,192
                                                                     -----------
                                                                          3,192
                                                                     -----------
Total Consumer (Cost $22,993)                                            25,650
                                                                     -----------

--------------------------------------------------------------------------------
Energy -- 3.1%
Drilling Services & Equipment -- 1.8%
Varco International*                                116,400               2,997
                                                                     -----------
                                                                          2,997
--------------------------------------------------------------------------------
Marine Construction -- 0.7%
Global Industries Limited*                           58,200               1,186
                                                                     -----------
                                                                          1,186
--------------------------------------------------------------------------------
Vessel & Rig Construction -- 0.6%
Friede Goldman International*                        31,800                 918
                                                                     -----------
                                                                            918
                                                                     -----------
Total Energy (Cost $3,202)                                                5,101
                                                                     -----------

--------------------------------------------------------------------------------
Financial -- 2.9%
Consumer Finance -- 2.2%
Associates First Capital                             46,900               3,705
                                                                     -----------
                                                                          3,705
--------------------------------------------------------------------------------
Specialty Finance -- 0.7%
Healthcare Financial Partners*                       23,400               1,109
                                                                     -----------
                                                                          1,109
                                                                     -----------
Total Financial (Cost $2,915)                                             4,814
                                                                     -----------

--------------------------------------------------------------------------------
Health -- 14.5%
Assisted Living -- 1.1%
Sunrise Assisted Living*                             41,800               1,871
                                                                     -----------
                                                                          1,871
--------------------------------------------------------------------------------
Drugs/Pharmaceuticals -- 0.6%
Merck & Company                                       8,000               1,027
                                                                     -----------
                                                                          1,027
--------------------------------------------------------------------------------
Hospital -- 1.4%
Health Management Associates, Cl A*                  79,500               2,276
                                                                     -----------
                                                                          2,276
--------------------------------------------------------------------------------
Hospital Supplies -- 1.2%
Safeskin*                                            27,800               2,054
                                                                     -----------
                                                                          2,054
--------------------------------------------------------------------------------
Information Systems -- 3.4%
Daou Systems*                                        97,200               1,901
HBO & Company                                        60,800               3,670
                                                                     -----------
                                                                          5,571
--------------------------------------------------------------------------------
Medical Devices -- 2.0%
Thermo Cardiosystems*                               120,600               3,264
                                                                     -----------
                                                                          3,264
--------------------------------------------------------------------------------
Pharmaceutical Services -- 2.5%
Omnicare                                            103,600               4,105
                                                                     -----------
                                                                          4,105
--------------------------------------------------------------------------------
Physician Practice Management -- 1.2%
FPA Medical Management*                             128,200               1,979
                                                                     -----------
                                                                          1,979
--------------------------------------------------------------------------------
Special Outpatient Facility -- 1.1%
Healthsouth*                                         64,200               1,802
                                                                     -----------
                                                                          1,802
                                                                     -----------
Total Health (Cost $20,620)                                              23,949
                                                                     -----------

--------------------------------------------------------------------------------

================================================================================
The PBHG Funds, Inc.
================================================================================

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 1998

---------------------
PBHG Core Growth Fund
---------------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Industrial/General Manufacturing -- 3.4%
Auto-Related -- 1.3%
Harley-Davidson                                      64,400          $    2,125
                                                                     -----------
                                                                          2,125
--------------------------------------------------------------------------------
Electrical Products -- 0.6%
General Electric                                     12,000               1,034
                                                                     -----------
                                                                          1,034
--------------------------------------------------------------------------------
Railroad -- 1.5%
Motivepower Industries*                              86,700               2,396
                                                                     -----------
                                                                          2,396
                                                                     -----------
Total Industrial/General Manufacturing (Cost $4,441)                      5,555
                                                                     -----------

--------------------------------------------------------------------------------
Service -- 27.5%
Commercial Services -- 2.2%
Central Parking                                      41,000               1,957
DST Systems*                                         32,200               1,693
                                                                     -----------
                                                                          3,650
--------------------------------------------------------------------------------
Communications Services -- 2.8%
Smartalk Teleservices*                               87,900               2,807
Worldcom*                                            42,400               1,826
                                                                     -----------
                                                                          4,633
--------------------------------------------------------------------------------
Educational Services -- 3.0%
Apollo Group, Cl A*                                  84,900               4,086
Strayer Education                                    25,000                 831
                                                                     -----------
                                                                          4,917
--------------------------------------------------------------------------------
Information/Computer Services -- 1.6%
Gartner Group, Cl A*                                 71,700               2,680
                                                                     -----------
                                                                          2,680
--------------------------------------------------------------------------------
Marketing Information -- 1.2%
Abacus Direct*                                       37,000               1,933
                                                                     -----------
                                                                          1,933
--------------------------------------------------------------------------------
Radio/Television -- 4.8%
Clear Channel Communications*                        40,100               3,930
Jacor Communications*                                56,500               3,333
Univision Communications*                            20,900                 779
                                                                     -----------
                                                                          8,042
--------------------------------------------------------------------------------
Systems Integrator -- 7.4%
Cambridge Technology Partners*                       83,100               4,118
Computer Horizons*                                   56,300               2,829
Ecsoft Group ADR*                                    50,000               1,250
RWD Technologies*                                   147,700               4,062
                                                                     -----------
                                                                         12,259
--------------------------------------------------------------------------------
Transactions Processing -- 4.5%
International Telecommunications Data Systems*      101,250               2,645
Saville Systems ADR*                                 93,200               4,777
                                                                     -----------
                                                                          7,422
                                                                     -----------
Total Service (Cost $32,166)                                             45,536
                                                                     -----------

--------------------------------------------------------------------------------
Technology -- 30.2%
Computer-Manufacturing -- 2.2%
Dell Computer*                                       54,600               3,699
                                                                     -----------
                                                                          3,699
--------------------------------------------------------------------------------
Design Automation Software -- 4.8%
Cadence Design Systems*                             100,500               3,479
Parametric Technology*                               98,900               3,295
Summit Design*                                       79,900               1,189
                                                                     -----------
                                                                          7,963
--------------------------------------------------------------------------------
Networking Security -- 0.8%
Axent Technologies*                                  21,800                 665
Memco Software Limited*                              19,900                 622
                                                                     -----------
                                                                          1,287
--------------------------------------------------------------------------------
Networking Software -- 1.3%
Networks Associates*                                 32,250               2,137
                                                                     -----------
                                                                          2,137
--------------------------------------------------------------------------------
Semi-Conductor Manufacturing -- 2.1%
Applied Micro Circuits*                              36,700                 826
Galileo Technology Limited*                          66,600               1,881
Level One Communications*                            33,300                 783
                                                                     -----------
                                                                          3,490
--------------------------------------------------------------------------------
Software-Client/Server -- 4.1%
BEA Systems*                                        121,900               3,428
Citrix Systems*                                      30,000               1,626
Documentum*                                          32,800               1,775
                                                                     -----------
                                                                          6,829
--------------------------------------------------------------------------------
Software-Desktop -- 1.1%
Visio*                                               41,100               1,767
                                                                     -----------
                                                                          1,767
--------------------------------------------------------------------------------
Software-Enterprise Resource Planning -- 4.9%
J.D. Edwards & Company*                             116,300               3,802
Peoplesoft*                                          83,200               4,383
                                                                     -----------
                                                                          8,185
--------------------------------------------------------------------------------
Software-Manufacturing -- 1.5%
I2 Technologies*                                     19,400               1,273
Manugistics*                                         21,100               1,183
                                                                     -----------
                                                                          2,456
--------------------------------------------------------------------------------
Software-Other -- 3.2%
Lernout & Hauspie*                                   37,800               3,302
Radiant Systems*                                     83,300               2,062
                                                                     -----------
                                                                          5,364
--------------------------------------------------------------------------------
Telecommunications Equipment -- 4.2%
Advanced Fiber Communications*                       95,900               3,489
Lucent Technologies                                  10,900               1,394
Tekelec*                                             43,600               1,978
                                                                     -----------
                                                                          6,861
                                                                     -----------
Total Technology (Cost $34,763)                                          50,038
                                                                     -----------

--------------------------------------------------------------------------------

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                                           ---------------------
                                                           PBHG Core Growth Fund
                                                           ---------------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Transportation -- 0.6%
Surface -- 0.6%
Coach USA*                                           23,200          $    1,009
                                                                     -----------
Total Transportation (Cost $754)                                          1,009
                                                                     -----------
Total Common Stocks (Cost $121,854)                                     161,652
                                                                     -----------

--------------------------------------------------------------------------------
Repurchase Agreement -- 2.0%
J.P. Morgan
   6.05%, dated 03/31/98, matures 04/01/98,
   repurchase price $3,283,615
   (collaterized by U.S.
   Government Obligations: total
   market value $3,352,729) (A)                      $3,283               3,283
                                                                     -----------
Total Repurchase Agreement (Cost $3,283)                                  3,283
                                                                     -----------
Total Investments-- 99.7% (Cost $125,137)                               164,935
                                                                     -----------

--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.3%
Other Assets and Liabilities, Net                                           575
                                                                     -----------

--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class (authorized 200 million
   shares -- $0.001 par value) based on 12,232,407
   outstanding shares of common stock                                   181,967
Accumulated net investment loss                                          (1,290)
Accumulated net realized loss on investments                            (54,965)
Net unrealized appreciation on investments                               39,798
                                                                     -----------
Total Net Assets -- 100.0%                                             $165,510
                                                                     ===========
Net Asset Value, Offering and Redemption
   Price Per Share                                                       $13.53
                                                                     -----------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class


    The accompanying notes are an integral part of the financial statements.

================================================================================
The PBHG Funds, Inc.
================================================================================

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 1998

-----------------
PBHG Limited Fund
-----------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Common Stocks -- 93.9%
Consumer -- 15.6%
Leisure/Recreational -- 0.9%
American Coin Merchandising*                         79,900          $    1,598
                                                                     -----------
                                                                          1,598
--------------------------------------------------------------------------------
Packaged Goods/Cosmetics -- 1.7%
Natural Alternatives International*                 150,300               3,025
                                                                     -----------
                                                                          3,025
--------------------------------------------------------------------------------
Restaurants -- 4.3%
Logan's Roadhouse*                                   72,100               1,631
PJ America*                                         165,700               2,983
Schlotzsky's*                                       128,700               3,008
                                                                     -----------
                                                                          7,622
--------------------------------------------------------------------------------
Retail-Apparel -- 0.8%
North Face*                                          59,700               1,448
                                                                     -----------
                                                                          1,448
--------------------------------------------------------------------------------
Retail-Catalog -- 2.9%
Insight Enterprises*                                116,400               4,729
Wilmar Industries*                                   21,200                 527
                                                                     -----------
                                                                          5,256
--------------------------------------------------------------------------------
Retail-Specialty -- 3.9%
Hibbet Sporting Goods*                              143,500               3,982
USA Floral Products *                               129,900               2,947
                                                                     -----------
                                                                          6,929
--------------------------------------------------------------------------------
Shoe Manufacturing -- 1.1%
Rocky Shoes*                                        117,000               1,879
                                                                     -----------
                                                                          1,879
                                                                     -----------
Total Consumer (Cost $21,629)                                            27,757
                                                                     -----------

--------------------------------------------------------------------------------
Financial -- 0.2%
Mortgage Related -- 0.2%
New Century Financial*                               44,100                 435
                                                                     -----------
Total Financial (Cost $485)                                                 435
                                                                     -----------

--------------------------------------------------------------------------------
Health -- 20.6%
Assisted Living -- 0.7%
Assisted Living Concepts*                            60,300               1,304
                                                                     -----------
                                                                          1,304
--------------------------------------------------------------------------------
Contact Lenses -- 0.8%
1-800 Contacts*                                      68,100               1,353
                                                                     -----------
                                                                          1,353
--------------------------------------------------------------------------------
Contract Research -- 2.0%
Kendle International*                               155,300               3,611
                                                                     -----------
                                                                          3,611
--------------------------------------------------------------------------------
Drugs/Pharmaceuticals -- 1.1%
Medicis Pharmaceutical, Cl A*                        43,150               1,882
                                                                     -----------
                                                                          1,882
--------------------------------------------------------------------------------
Health Care Management Services -- 1.7%
Hooper Holmes                                       112,900             $ 2,413
Horizon Health*                                      26,300                 641
                                                                     -----------
                                                                          3,054
--------------------------------------------------------------------------------
Home Health Care -- 1.7%
Lifeline Systems*                                    84,100               1,913
Pediatric Services Of America*                       50,300               1,075
                                                                     -----------
                                                                          2,988
--------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.4%
Res-Care*                                            18,300                 682
                                                                     -----------
                                                                            682
--------------------------------------------------------------------------------
Information Systems -- 7.3%
Impath*                                              82,500               3,156
Mecon*                                              216,100               2,377
Medquist*                                           105,600               3,888
Quadramed*                                          107,500               3,588
                                                                     -----------
                                                                         13,009
--------------------------------------------------------------------------------
Medical Devices -- 3.7%
Resmed*                                             103,400               3,671
Sabratek*                                            83,600               2,926
                                                                     -----------
                                                                          6,597
--------------------------------------------------------------------------------
Pharmaceutical Services -- 0.3%
NCS Healthcare*                                      16,000                 536
                                                                     -----------
                                                                            536
--------------------------------------------------------------------------------
Special Outpatient Facility -- 0.9%
National Surgery Centers*                            64,850               1,658
                                                                     -----------
                                                                          1,658
                                                                     -----------
Total Health (Cost $21,821)                                              36,674
                                                                     -----------

--------------------------------------------------------------------------------
Service -- 21.8%
Commercial Services -- 2.4%
Analytical Surveys*                                  33,900               1,737
Healthcare Recoveries*                              108,000               2,511
                                                                     -----------
                                                                          4,248
--------------------------------------------------------------------------------
Correctional Service -- 1.4%
Cornell Corrections*                                100,900               2,472
                                                                     -----------
                                                                          2,472
--------------------------------------------------------------------------------
Distribution -- 1.5%
Scansource*                                         125,200               2,629
                                                                     -----------
                                                                          2,629
--------------------------------------------------------------------------------
Document Processing -- 1.3%
Lason*                                               62,500               2,359
                                                                     -----------
                                                                          2,359
--------------------------------------------------------------------------------
Educational Services -- 0.1%
Edutrek International*                               11,400                 252
                                                                     -----------
                                                                            252
--------------------------------------------------------------------------------

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                                               -----------------
                                                               PBHG Limited Fund
                                                               -----------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Electronic Commerce -- 1.5%
Quickresponse Services*                              50,900          $    2,723
                                                                     -----------
                                                                          2,723
--------------------------------------------------------------------------------
Employment Service -- 3.5%
Romac International*                                133,800               3,680
Vincam Group*                                        85,650               2,484
                                                                     -----------
                                                                          6,164
--------------------------------------------------------------------------------
Environmental -- 1.1%
Casella Waste Systems, Cl A*                          7,400                 196
Superior Services*                                   59,200               1,846
                                                                     -----------
                                                                          2,042
--------------------------------------------------------------------------------
Information/Computer Services -- 2.1%
Forrester Research*                                  63,600               2,258
Meta Group*                                          43,800               1,511
                                                                     -----------
                                                                          3,769
--------------------------------------------------------------------------------
Marketing Information -- 1.7%
Abacus Direct*                                       27,500               1,437
Market Facts                                         78,200               1,544
                                                                     -----------
                                                                          2,981
--------------------------------------------------------------------------------
Printing Services/Forms -- 1.6%
Consolidated Graphics*                               48,700               2,819
                                                                     -----------
                                                                          2,819
--------------------------------------------------------------------------------
Systems Integrator -- 3.6%
Command Systems*                                     30,000                 428
Computer Management Sciences*                        48,550               1,344
Intelligroup*                                       198,600               3,215
Whittman-Hart*                                       32,200               1,457
                                                                     -----------
                                                                          6,444
                                                                     -----------
Total Service (Cost $23,800)                                             38,902
                                                                     -----------

--------------------------------------------------------------------------------
Technology -- 33.4%
Automated Data Collection -- 0.1%
Eltron International*                                 7,900                 194
                                                                     -----------
                                                                            194
--------------------------------------------------------------------------------
Contract Manufacturing -- 1.4%
EFTC*                                               190,700               2,503
                                                                     -----------
                                                                          2,503
--------------------------------------------------------------------------------
Data Storage -- 0.2%
Box Hill Systems*                                    23,800                 305
                                                                     -----------
                                                                            305
--------------------------------------------------------------------------------
Design Automation Software -- 1.5%
Summit Design*                                      175,600               2,612
                                                                     -----------
                                                                          2,612
--------------------------------------------------------------------------------
Digital Video Related -- 1.7%
Engineering Animation*                               73,800               3,063
                                                                     -----------
                                                                          3,063
--------------------------------------------------------------------------------
Electronic Components -- 2.5%
General Scanning*                                   101,700               2,187
Vivid Technologies*                                 111,000               1,665
WPI Group*                                           83,100                 686
                                                                     -----------
                                                                          4,538
--------------------------------------------------------------------------------
Embedded Software -- 1.4%
Peerless Systems*                                   139,300               2,507
                                                                     -----------
                                                                          2,507
--------------------------------------------------------------------------------
Graphic/Image Process -- 0.7%
Splash Technologies Holdings*                        79,200               1,327
                                                                     -----------
                                                                          1,327
--------------------------------------------------------------------------------
Networking Hardware -- 2.2%
Apex PC Solutions*                                   29,800                 801
Cybex Computer Products*                             95,700               3,116
                                                                     -----------
                                                                          3,917
--------------------------------------------------------------------------------
Networking Services -- 0.0%
Extended Systems*                                    10,600                  87
                                                                     -----------
                                                                             87
--------------------------------------------------------------------------------
Precision Instruments -- 1.9%
II-VI*                                               70,000               1,487
Lecroy*                                              51,200               1,088
Remec*                                               30,700                 881
                                                                     -----------
                                                                          3,456
--------------------------------------------------------------------------------
Semi-Conductor Manufacturing -- 0.8%
Genesis Microchip*                                  100,200               1,409
                                                                     -----------
                                                                          1,409
--------------------------------------------------------------------------------
Semi-Conductor Production Equipment -- 0.4%
Asyst Technologies*                                  27,100                 630
                                                                     -----------
                                                                            630
--------------------------------------------------------------------------------
Software-Client/Server -- 3.2%
Advent Software*                                     37,100               1,762
Deltek Systems*                                      33,900                 602
Documentum*                                          30,300               1,640
Smallworldwide ADR*                                  84,700               1,652
                                                                     -----------
                                                                          5,656
--------------------------------------------------------------------------------
Software-Enterprise Resource Planning -- 1.4       %
Great Plains Software*                               57,000               2,073
Infinium Software*                                   19,400                 387
                                                                     -----------
                                                                          2,460
--------------------------------------------------------------------------------
Software-Manufacturing -- 3.6%
Dataworks*                                          155,200               4,093
Tecnomatix Technologies Limited*                     60,100               2,261
                                                                     -----------
                                                                          6,354
--------------------------------------------------------------------------------
Software-Other -- 4.5%
New Era of Networks*                                164,300               3,943
Radiant Systems*                                    163,200               4,039
                                                                     -----------
                                                                          7,982
--------------------------------------------------------------------------------

================================================================================
The PBHG Funds, Inc.
================================================================================

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 1998

-----------------
PBHG Limited Fund
-----------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Telecommunications Equipment -- 1.5%
DSP Group*                                           30,300          $      579
Geotel Communications*                               76,900               2,125
                                                                     -----------
                                                                          2,704
--------------------------------------------------------------------------------
Voice/Call Transaction Processing -- 4.4%
Applied Voice Technology*                            94,800               3,697
Davox*                                               59,050               1,838
Natural Microsystems*                                58,200               2,306
                                                                     -----------
                                                                          7,841
                                                                     -----------
Total Technology (Cost $44,819)                                          59,545
                                                                     -----------

--------------------------------------------------------------------------------
Transportation -- 2.3%
Trucking -- 2.3%
Carey International*                                167,500               3,978

                                                                     -----------
Total Transportation (Cost $3,128)                                        3,978
                                                                     -----------
Total Common Stocks (Cost $115,682)                                     167,291
                                                                     -----------

--------------------------------------------------------------------------------
Repurchase Agreements -- 6.6%
Greenwich
   6.00%, dated 03/31/98, matures
   04/01/98, repurchase price $10,167,504
   (collaterized by U.S. Government
   Obligations: total market
   value $10,372,667) (A)                           $10,166              10,166
J.P. Morgan
   6.00%, dated 03/31/98, matures
   04/01/98, repurchase price $1,670,209
   (collaterized by U.S. Government
   Obligations: total market
   value $1,703,328) (A)                              1,670               1,670
                                                                     -----------
Total Repurchase Agreements (Cost $11,836)                               11,836
                                                                     -----------
Total Investments-- 100.5% (Cost $127,518)                              179,127
                                                                     -----------

--------------------------------------------------------------------------------
Other Assets and Liabilities -- (0.5%)
Other Assets and Liabilities, Net                                          (959)
                                                                     -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class (authorized 200 million shares -- $0.001 par value)
   based on 12,653,638
   outstanding shares of common stock                                   121,041
Accumulated net investment loss                                              (2)
Accumulated net realized gain on investments                              5,520
Net unrealized appreciation on investments                               51,609
                                                                     -----------
Total Net Assets-- 100.0%                                              $178,168
                                                                     ===========
Net Asset Value, Offering and Redemption
   Price Per Share                                                       $14.08
                                                                     ===========

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class


    The accompanying notes are an integral part of the financial statements.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                                          ----------------------
                                                          PBHG Large Cap 20 Fund
                                                          ----------------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Common Stocks -- 91.4%
Consumer -- 5.1%
Consumer Products Miscellaneous -- 5.1%
Cendent*                                            249,445          $    9,884
                                                                     -----------
Total Consumer (Cost $8,044)                                              9,884
                                                                     -----------

--------------------------------------------------------------------------------
Financial -- 8.2%
Consumer Finance -- 4.2%
Associates First Capital                            102,300               8,082
                                                                     -----------
                                                                          8,082
--------------------------------------------------------------------------------
Mortgage Related -- 4.0%
MGIC Investment                                     118,000               7,751
                                                                     -----------
                                                                          7,751
                                                                     -----------
Total Financial (Cost $11,751)                                           15,833
                                                                     -----------

--------------------------------------------------------------------------------
Health -- 15.2%
Drugs/Pharmaceuticals -- 2.0%
Pfizer                                               37,900               3,778
                                                                     -----------
                                                                          3,778
--------------------------------------------------------------------------------
Information Systems -- 5.2%
HBO & Company                                       167,300              10,100
                                                                     -----------
                                                                         10,100
--------------------------------------------------------------------------------
Medical Devices -- 4.4%
Guidant                                             114,300               8,387
                                                                     -----------
                                                                          8,387
--------------------------------------------------------------------------------
Special Outpatient Facility -- 3.6%
Healthsouth*                                        245,800               6,898
                                                                     -----------
                                                                          6,898
                                                                     -----------
Total Health (Cost $21,270)                                              29,163
                                                                     -----------

--------------------------------------------------------------------------------
Service -- 19.3%
Communications Services -- 4.8%
Worldcom*                                           213,200               9,181
                                                                     -----------
                                                                          9,181
--------------------------------------------------------------------------------
Environmental -- 4.8%
USA Waste Services*                                 205,700               9,167
                                                                     -----------
                                                                          9,167
--------------------------------------------------------------------------------
Radio/Television -- 9.7%
Chancellor Media, Cl A*                             203,300               9,326
Clear Channel Communications*                        97,000               9,506
                                                                     -----------
                                                                         18,832
                                                                     -----------
Total Service (Cost $32,083)                                             37,180
                                                                     -----------

--------------------------------------------------------------------------------
Technology -- 43.6%
Computer-Manufacturing -- 5.2%
Dell Computer*                                      146,700               9,939
                                                                     -----------
                                                                          9,939
--------------------------------------------------------------------------------
Data Storage -- 4.8%
EMC*                                                246,900               9,336
                                                                     -----------
                                                                          9,336
--------------------------------------------------------------------------------
Networking Hardware -- 5.1%
Cisco Systems*                                      144,050               9,849
                                                                     -----------
                                                                          9,849
--------------------------------------------------------------------------------
Software-Client/Server -- 4.7%
Compuware*                                          183,500               9,060
                                                                     -----------
                                                                          9,060
--------------------------------------------------------------------------------
Software-Desktop -- 3.9%
Microsoft*                                           84,600               7,572
                                                                     -----------
                                                                          7,572
--------------------------------------------------------------------------------
Software-Enterprise Resource Planning -- 5.2%
Peoplesoft*                                         188,600               9,937
                                                                     -----------
                                                                          9,937
--------------------------------------------------------------------------------
Software-Internet -- 4.7%
America Online*                                     132,200               9,031
                                                                     -----------
                                                                          9,031
--------------------------------------------------------------------------------
Telecommunications Equipment -- 10.0%
Lucent Technologies                                  77,000               9,847
Tellabs*                                            139,800               9,384
                                                                     -----------
                                                                         19,231
                                                                     -----------
Total Technology (Cost $55,432)                                          83,955
                                                                     -----------
Total Common Stocks (Cost $128,580)                                     176,015
                                                                     -----------

--------------------------------------------------------------------------------
Repurchase Agreement -- 9.2%
J.P. Morgan
   6.05%, dated 03/31/98, matures
   04/01/98, repurchase price $17,855,658
   (collaterized by U.S. Government
   Obligations: total market
   value $18,209,712) (A)                           $17,853              17,853
                                                                     -----------
Total Repurchase Agreement (Cost $17,853)                                17,853
                                                                     -----------
Total Investments-- 100.6% (Cost $146,433)                              193,868
                                                                     -----------

--------------------------------------------------------------------------------
Other Assets and Liabilities -- (0.6%)
Other Assets and Liabilities, Net                                        (1,237)
                                                                     -----------

--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class (authorized 200 million shares -- $0.001 par value)
   based on 12,053,630
   outstanding shares of common stock                                   140,120
Accumulated net realized gain on investments                              5,076
Net unrealized appreciation on investments                               47,435
                                                                     -----------
Total Net Assets-- 100.0%                                              $192,631
                                                                     ===========
Net Asset Value, Offering and Redemption
   Price Per Share                                                       $15.98
                                                                     ===========

* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class


    The accompanying notes are an integral part of the financial statements.

================================================================================
The PBHG Funds, Inc.
================================================================================

Schedule of Investments
--------------------------------------------------------------------------------
As of March 31, 1998

-------------------------
PBHG Large Cap Value Fund
-------------------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Common Stocks -- 93.4%
Basic Materials -- 3.8%
Chemicals -- 1.4%
Arco Chemical                                         8,700          $      412
Solutia                                              21,100                 628
                                                                     -----------
                                                                          1,040
--------------------------------------------------------------------------------
Chemicals-Specialty -- 0.1%
Millenium Chemicals                                   3,300                 111
                                                                     -----------
                                                                            111
--------------------------------------------------------------------------------
Steel -- 2.3%
Carpenter Technology                                 15,400                 832
Nucor                                                17,500                 952
                                                                     -----------
                                                                          1,784
                                                                     -----------
Total Basic Materials (Cost $2,659)                                       2,935
                                                                     -----------

--------------------------------------------------------------------------------
Capital Goods -- 6.2%
Aerospace/Defense -- 4.0%
General Dynamics                                     22,600               1,946
Sundstrand                                            6,200                 375
United Technologies                                   7,900                 729
                                                                     -----------
                                                                          3,050
--------------------------------------------------------------------------------
Building Supplies -- 0.3%
PPG Industries                                        3,900                 265
                                                                     -----------
                                                                            265
--------------------------------------------------------------------------------
Electrical Equipment -- 0.3%
Emerson Electric                                      3,400                 222
                                                                     -----------
                                                                            222
--------------------------------------------------------------------------------
Machinery -- 0.8%
Deere & Co                                            4,800                 297
Essex International*                                  8,200                 324
                                                                     -----------
                                                                            621
--------------------------------------------------------------------------------
Office Equipment -- 0.8%
Lexmark International Group, Cl A*                    3,700                 167
Xerox                                                 4,000                 426
                                                                     -----------
                                                                            593
                                                                     -----------
Total Capital Goods (Cost $4,495)                                         4,751
                                                                     -----------

--------------------------------------------------------------------------------
Consumer Cyclical -- 12.9%
Apparel & Textiles -- 0.7%
VF                                                    9,600                 505
                                                                     -----------
                                                                            505
--------------------------------------------------------------------------------
Autos/Trucks -- 3.3%
Chrysler                                              7,500                 312
Ford Motor Company                                   32,700               2,119
General Motors                                        1,700                 115
                                                                     -----------
                                                                          2,546
--------------------------------------------------------------------------------
Printing & Publishing -- 4.5%
Belo (A.H.), Series A                                 5,000                 275
Gannett                                               2,800                 201
New York Times, Cl A                                 37,600               2,633
Tribune                                               4,900                 345
                                                                     -----------
                                                                          3,454
--------------------------------------------------------------------------------
Retailing-General -- 3.3%
Federated Department Stores*                         10,100                 523
Intimate Brands, Cl A                                40,700               1,101
May Department Stores                                 8,400                 533
TJX Companies                                         8,500                 385
                                                                     -----------
                                                                          2,542
--------------------------------------------------------------------------------
Wholesalers -- 1.1%
Dayton Hudson                                         5,800                 510
Office Depot*                                         9,400                 293
                                                                     -----------
                                                                            803
                                                                     -----------
Total Consumer Cyclical (Cost $8,769)                                     9,850
                                                                     -----------

--------------------------------------------------------------------------------
Consumer Staples -- 8.8%
Beverages -- 1.2%
Pepsico                                              22,200                 948
                                                                     -----------
                                                                            948
--------------------------------------------------------------------------------
Cosmetics & Toiletries -- 2.7%
Colgate-Palmolive                                     2,600                 225
Dial                                                 18,400                 440
Proctor & Gamble                                     16,700               1,409
                                                                     -----------
                                                                          2,074
--------------------------------------------------------------------------------
Food & Drug Retailers -- 2.9%
Albertson's                                          26,900               1,416
Safeway*                                             13,500                 499
Supervalu*                                            5,800                 270
                                                                     -----------
                                                                          2,185
--------------------------------------------------------------------------------
Food Producers -- 2.0%
Heinz (HJ)                                           21,800               1,273
Quaker Oats                                           3,900                 223
                                                                     -----------
                                                                          1,496
                                                                     -----------
Total Consumer Staples (Cost $6,181)                                      6,703
                                                                     -----------

--------------------------------------------------------------------------------
Energy -- 1.5%
Energy Services -- 1.5%
Santa Fe International                               30,200               1,146
                                                                     -----------
Total Energy (Cost $1,069)                                                1,146
                                                                     -----------

--------------------------------------------------------------------------------

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Schedule of Investments
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                                       -------------------------
                                                       PBHG Large Cap Value Fund
                                                       -------------------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Financial -- 20.8%
Banks -- 8.6%
Amsouth Bancorporation                               18,300          $    1,081
BankBoston                                            4,000                 441
First Chicago NBD                                     7,400                 652
First Tennessee National                              6,000                 193
Fleet Financial Group                                 3,100                 264
Mellon Bank                                          24,200               1,537
Mercantile Bankshares                                10,000                 362
Southtrust                                           48,100               2,014
                                                                     -----------
                                                                          6,544
--------------------------------------------------------------------------------
Financial Services -- 9.1%
American Express                                      5,200                 477
Equitable Companies                                   6,500                 367
Everen Capital                                        8,500                 375
Fannie Mae                                           44,000               2,783
Legg Mason                                           30,000               1,779
Merrill Lynch & Co                                    3,000                 249
Paine Webber Group                                   15,300                 614
Waddell & Reed Financial, Cl A*                      12,800                 333
                                                                     -----------
                                                                          6,977
--------------------------------------------------------------------------------
Insurance -- 3.1%
Allstate                                             22,200               2,041
Travelers Group                                       6,000                 360
                                                                     -----------
                                                                          2,401
                                                                     -----------
Total Financial (Cost $15,444)                                           15,922
                                                                     -----------

--------------------------------------------------------------------------------
Health Care -- 11.3%
Medical Services -- 2.0%
Tenet Healthcare*                                    41,300               1,500
                                                                     -----------
                                                                          1,500
--------------------------------------------------------------------------------
Medical Supplies -- 2.1%
Bard (C.R.)                                          11,400                 419
Becton Dickinson & Co                                13,400                 912
Guidant                                               3,700                 271
                                                                     -----------
                                                                          1,602
--------------------------------------------------------------------------------
Pharmaceuticals -- 7.2%
Abbott Laboratories                                   5,300                 399
Baxter International                                 15,400                 849
Bristol Myers Squibb                                  4,550                 475
Lilly (Eli) & Co                                      5,600                 334
Pfizer                                                4,600                 459
Schering-Plough                                      29,300               2,393
Warner-Lambert                                        3,600                 613
                                                                     -----------
                                                                          5,522
                                                                     -----------
Total Health Care (Cost $8,066)                                           8,624
                                                                     -----------

--------------------------------------------------------------------------------
Services/Diversified -- 5.3%
Business Services -- 1.5%
Dun & Bradstreet                                     32,300               1,104
                                                                     -----------
                                                                          1,104
--------------------------------------------------------------------------------
Conglomerates -- 3.8%
General Electric                                     16,300             $ 1,405
Trinity Industries                                   13,400                 735
Tyco International Limited                           14,200                 776
                                                                     -----------
                                                                          2,916
                                                                     -----------
Total Services/Diversified (Cost $3,527)                                  4,020
                                                                     -----------

--------------------------------------------------------------------------------
Technology -- 9.8%
Communication Equipment -- 0.5%
Lucent Technologies                                   2,300                 294
Tellabs*                                              2,000                 134
                                                                     -----------
                                                                            428
--------------------------------------------------------------------------------
Computer & Related -- 0.5%
Sun Microsystems*                                     9,000                 375
                                                                     -----------
                                                                            375
--------------------------------------------------------------------------------
Electronics & Semiconductors -- 0.4%
Linear Technology                                     4,100                 283
                                                                     -----------
                                                                            283
--------------------------------------------------------------------------------
Telecommunication Services -- 8.4%
Alltel                                                7,700                 336
AT&T                                                 35,000               2,299
US West Communications                               41,500               2,272
Worldcom*                                            35,400               1,524
                                                                     -----------
                                                                          6,431
                                                                     -----------
Total Technology (Cost $6,857)                                            7,517
                                                                     -----------

--------------------------------------------------------------------------------
Transportation -- 8.6%
Airlines -- 7.2%
Continental Airlines, Cl B*                          23,000               1,353
Delta Air Lines                                       5,600                 662
Midway Airlines*                                     20,000                 378
Southwest Airlines                                   96,600               2,855
UAL*                                                  2,400                 223
                                                                     -----------
                                                                          5,471
--------------------------------------------------------------------------------
Trucking & Shipping -- 1.4%
Royal Caribbean Cruises Limited                      15,700               1,100
                                                                     -----------
                                                                          1,100
                                                                     -----------
Total Transportation (Cost $6,108)                                        6,571
                                                                     -----------

--------------------------------------------------------------------------------
Utilities -- 4.4%
Electric Power -- 2.6%
Consolidated Edison                                   9,100                 425
Firstenergy                                          12,000                 370
Public Service Enterprise Group                       4,300                 163
Rochester Gas and Electric                           32,300               1,049
                                                                     -----------
                                                                          2,007
--------------------------------------------------------------------------------

================================================================================
The PBHG Funds, Inc.
================================================================================

Schedule of Investments
--------------------------------------------------------------------------------
As of March 31, 1998

-------------------------
PBHG Large Cap Value Fund
-------------------------
                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Natural Gas -- 1.8%
KN Energy                                            22,800          $    1,347
                                                                     -----------
                                                                          1,347
                                                                     -----------
Total Utilities (Cost $3,066)                                             3,354
                                                                     -----------
Total Common Stocks (Cost $66,241)                                       71,393
                                                                     -----------

--------------------------------------------------------------------------------
Preferred Stocks -- 2.0%
Basic Materials -- 1.2%
Metals & Mining -- 1.2%

Placer Dome                                          38,800                 972
                                                                     -----------
Total Basic Materials (Cost $1,001)                                         972
                                                                     -----------

--------------------------------------------------------------------------------
Financial -- 0.2%
Financial Services -- 0.2%
Bear Sterns                                           5,500                 138
                                                                     -----------
Total Financial (Cost $143)                                                 138
                                                                     -----------

--------------------------------------------------------------------------------
Utilities -- 0.6%
Electric Power -- 0.6%
Pacificorp                                           17,600                 448
                                                                     -----------
Total Utilities (Cost $460)                                                 448
                                                                     -----------
Total Preferred Stocks (Cost $1,604)                                      1,558
                                                                     -----------

--------------------------------------------------------------------------------
Repurchase Agreement -- 1.3%
J.P Morgan
   6.05%, dated 03/31/98, matures
   04/01/98, repurchase price $1,007,520
   (collaterized by U.S. Government
   Obligations: total market
   value $1,027,498) (A)                             $1,007               1,007
                                                                     -----------
Total Repurchase Agreement (Cost $1,007)                                  1,007
                                                                     ===========
Total Investments--  96.7% (Cost $68,852)                               $73,958
                                                                     -----------

*Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class


    The accompanying notes are an integral part of the financial statements.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Schedule of Investments
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                                         -----------------------
                                                         PBHG Mid-Cap Value Fund
                                                         -----------------------

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Common Stocks -- 99.6%
Basic Materials -- 5.1%
Chemicals -- 1.3%
Arco Chemical                                         3,200          $      152
Solutia                                              18,900                 562
                                                                     -----------
                                                                            714
--------------------------------------------------------------------------------
Chemicals-Specialty -- 1.7%
Crompton & Knowles                                   17,300                 501
Millenium Chemicals                                  12,000                 402
                                                                     -----------
                                                                            903
--------------------------------------------------------------------------------
Steel -- 2.1%
Carpenter Technology                                 16,000                 863
Nucor                                                 5,300                 289
                                                                     -----------
                                                                          1,152
                                                                     -----------
Total Basic Materials (Cost $2,469)                                       2,769
                                                                     -----------

--------------------------------------------------------------------------------
Capital Goods -- 10.3%
Aerospace/Defense -- 2.9%
General Dynamics                                      7,200                 620
Gulfstream Aerospace*                                14,300                 620
Moog, Cl A*                                           2,000                  84
Sundstrand                                            3,700                 224
                                                                     -----------
                                                                          1,548
--------------------------------------------------------------------------------
Building Supplies -- 0.9%
Lafarge                                               4,700                 180
USG*                                                  5,500                 298
                                                                     -----------
                                                                            478
--------------------------------------------------------------------------------
Electrical Equipment -- 0.2%
American Power Conversion*                            3,800                 109
                                                                     -----------
                                                                            109
--------------------------------------------------------------------------------
Machinery -- 5.6%
Commonwealth Industries                               7,000                 122
Essex International*                                 34,400               1,359
Greenbrier Companies                                 15,600                 269
Ingersoll-Rand                                        6,200                 297
Kaynar Technologies*                                  9,000                 251
Kennametal                                            3,200                 168
Paccar                                                3,000                 179
Terex*                                               10,900                 295
Watts Industries, Cl A                                4,000                 120
                                                                     -----------
                                                                          3,060
--------------------------------------------------------------------------------
Office Equipment -- 0.7%
Lexmark International Group, Cl A*                    3,200                 144
Steelcase*                                            7,000                 256
                                                                     -----------
                                                                            400
                                                                     -----------
Total Capital Goods (Cost $5,264)                                         5,595
                                                                     -----------

--------------------------------------------------------------------------------
Consumer Cyclical -- 12.2%
Apparel & Textiles -- 0.8%
Guilford Mills                                        7,000                 207
VF                                                    4,400                 231
                                                                     -----------
                                                                            438
--------------------------------------------------------------------------------
Auto/Truck Parts -- 0.9%
Carlisle Companies                                    2,000                  98
Dana                                                  3,300                 192
Lear*                                                 3,500                 198
                                                                     -----------
                                                                            488
--------------------------------------------------------------------------------
Broadcasting & Recreation -- 0.4%
Broderbund Software*                                 12,000                 219
                                                                     -----------
                                                                            219
--------------------------------------------------------------------------------
Printing & Publishing -- 3.5%
Belo (A.H.), Series A                                 9,800                 539
Knight-Ridder                                         8,500                 475
New York Times, Cl A                                  6,900                 482
Tribune                                               5,500                 388
                                                                     -----------
                                                                          1,884
--------------------------------------------------------------------------------
Resturants & Lodging -- 2.1%
Brinker International*                               25,000                 547
Promus Hotel*                                        11,600                 554
                                                                     -----------
                                                                          1,101
--------------------------------------------------------------------------------
Retailing-General -- 3.0%
Intimate Brands, Cl A                                29,500                 798
Ross Stores                                           9,300                 410
TJX Companies                                         9,700                 439
                                                                     -----------
                                                                          1,647
--------------------------------------------------------------------------------
Wholesalers -- 1.5%
Costco Companies*                                     9,700                 518
Office Depot*                                         9,700                 302
                                                                     -----------
                                                                            820
                                                                     -----------
Total Consumer Cyclical (Cost $6,049)                                     6,597
                                                                     -----------

--------------------------------------------------------------------------------
Consumer Staples -- 5.3%
Cosmetics & Toiletries -- 0.7%
Dial                                                 16,700                 400
                                                                     -----------
                                                                            400
--------------------------------------------------------------------------------
Food & Drug Retailers -- 1.6%
Albertson's                                           5,900                 310
Safeway*                                              9,000                 332
Supervalu                                             4,000                 187
                                                                     -----------
                                                                            829
--------------------------------------------------------------------------------
Food Producers -- 3.0%
Earthgrains                                           3,700                 163
Heinz (HJ)                                            3,800                 222
Hormel Foods                                         19,000                 737
Keebler Foods*                                        4,800                 144
Smithfield Foods*                                    11,000                 380
                                                                     -----------
                                                                          1,646
                                                                     -----------
Total Consumer Staples (Cost $2,677)                                      2,875
                                                                     -----------

--------------------------------------------------------------------------------

================================================================================
The PBHG Funds, Inc.
================================================================================

Schedule of Investments
--------------------------------------------------------------------------------
As of March 31, 1998

-----------------------
PBHG Mid-Cap Value Fund
-----------------------

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Energy -- 2.0%
Energy Services -- 1.6%
Cliffs Drilling*                                      3,700          $      153
Santa Fe International                               11,300                 428
Weatherford Enterra*                                  7,200                 306
                                                                     -----------
                                                                            887
--------------------------------------------------------------------------------
Oil & Gas Exploration & Production -- .4%
Ashland                                               3,800                 215
                                                                     -----------
                                                                            215
                                                                     -----------
Total Energy (Cost $1,031)                                                1,102
                                                                     -----------

--------------------------------------------------------------------------------
Financial -- 20.3%
Banks -- 11.8%
Amsouth Bancorporation                               18,200               1,075
Comerica                                              1,900                 201
Commerce Bancshares                                   8,250                 394
Commercial Bank Of New York                          14,300                 361
First Tennessee National                             30,000                 964
Fleet Financial Group                                 3,100                 264
Mellon Bank                                           3,300                 210
Mercantile Bankshares                                15,300                 554
Old Kent Financial                                    9,000                 345
Republic of New York                                  2,100                 280
Southtrust                                           37,950               1,588
Zions Bancorporation                                  2,800                 147
                                                                     -----------
                                                                          6,383
--------------------------------------------------------------------------------
Financial Services -- 6.9%
Bear Sterns                                           9,000                 462
Charles Schwab                                        7,100                 270
Everen Capital                                       15,700                 693
Legg Mason                                           29,700               1,761
Paine Webber Group                                    7,200                 289
Waddell & Reed Financial, Cl A*                      11,000                 286
                                                                     -----------
                                                                          3,761
--------------------------------------------------------------------------------
Insurance -- 1.6%
Allstate                                              1,400                 129
Choicepoint*                                          3,900                 213
Mercury General                                       6,000                 376
MGIC Investment*                                      2,400                 158
                                                                     -----------
                                                                            876
                                                                     -----------
Total Financial (Cost $10,593)                                           11,020
                                                                     -----------

--------------------------------------------------------------------------------
Health Care -- 10.0%
Medical Services -- 3.8%
FPA Medical Management*                              24,200                 373
Health Care And Retirement*                           4,000                 172
Manor Care                                           14,800                 548
Owens & Minor                                        14,100                 255
Tenet Healthcare*                                    19,200                 697
                                                                     -----------
                                                                          2,045
--------------------------------------------------------------------------------
Medical Supplies -- 6.2%
Arrow International                                   3,000                 103
Aterial Vascular Engineering*                         5,900                 216
Bard (C.R.)                                           8,700                 320
Biomet*                                               5,500                 165
Guidant                                              15,900               1,167
Mallinckrodt                                          7,500                 296
Maxxim Medical*                                      18,000                 516
Ocular Sciences*                                     10,000                 319
Stryker                                               5,700                 267
                                                                     -----------
                                                                          3,369
                                                                     -----------
Total Health Care (Cost $5,345)                                           5,414
                                                                     -----------

--------------------------------------------------------------------------------
Services/Diversified -- 4.1%
Business Services -- 2.2%
Dun and Bradstreet                                   19,400                 664
Pentacon*                                            19,600                 274
Valassis Communications*                              3,100                 127
Viad                                                  4,500                 109
                                                                     -----------
                                                                          1,174
--------------------------------------------------------------------------------
Conglomerates -- 1.9%
Aerquip-Vickers                                       7,100                 410
Coltec Industries*                                    2,700                  68
Tredgar Industries                                    4,100                 297
Trinity Industries                                    5,000                 274
                                                                     -----------
                                                                          1,049
                                                                     -----------
Total Services/Diversified (Cost $1,962)                                  2,223
                                                                     -----------

--------------------------------------------------------------------------------
Technology -- 9.4%
Communication Equipment -- 0.1%
P-Com*                                                1,800                  36
                                                                     -----------
                                                                             36
--------------------------------------------------------------------------------
Computer & Related -- 1.2%
Box Hill Systems*                                    15,400                 197
EMC*                                                  4,300                 163
Filenet*                                              3,000                 147
Sequent Computer Systems*                             8,000                 146
                                                                     -----------
                                                                            653
--------------------------------------------------------------------------------
Electronics & Semiconductors -- 1.8%
Cirrus Logic*                                        40,900                 414
Linear Technology                                     4,000                 276
SCI Systems*                                          7,500                 267
                                                                     -----------
                                                                            957
--------------------------------------------------------------------------------
Software & Services -- 5.1%
America Online*                                      15,900               1,086
Autodesk                                             16,700                 720
Parametric Technology*                                2,000                  67
Symantec*                                            31,000                 835
USCS International*                                   2,400                  51
                                                                     -----------
                                                                          2,759
--------------------------------------------------------------------------------

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Schedule of Investments
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                                         -----------------------
                                                         PBHG Mid-Cap Value Fund
                                                         -----------------------

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Telecommunication Services -- 1.2%
Alltel                                                2,300          $      100
US West Communications                                3,900                 214
Worldcom*                                             8,000                 345
                                                                     -----------
                                                                            659
                                                                     -----------
Total Technology (Cost $4,841)                                            5,064
                                                                     -----------

--------------------------------------------------------------------------------
Transportation -- 14.8%
Airlines -- 12.6%
Alaska Airgroup*                                      3,700                 200
America West Holdings, Cl B*                         17,800                 456
AMR*                                                  1,500                 215
Continential Airlines, Cl B*                         20,500               1,206
Delta Air Lines                                       6,500                 769
Midway Airlines*                                     31,100                 587
Skywest                                              27,700               1,011
Southwest Airlines                                   75,900               2,244
UAL*                                                  1,100                 102
                                                                     -----------
                                                                          6,790
--------------------------------------------------------------------------------
Trucking & Shipping -- 2.2%
Royal Caribbean Cruises Limited                      15,100               1,058
US Xpress Enterprises, Cl A*                          7,000                 145
                                                                     -----------
                                                                          1,203
                                                                     -----------
Total Transportation (Cost $7,415)                                        7,993
                                                                     -----------

--------------------------------------------------------------------------------
Utilities/Income -- 6.1%
Electric Power -- 2.7%
Baltimore Gas & Electric                             10,500                 342
Boston Edison                                         1,600                  67
Conective, Cl A*                                        312                  11
Duke Energy                                           2,800                 167
Firstenergy                                           6,100                 188
Minnesota Power & Light                               2,500                 106
New York State Electric & Gas                         8,400                 335
Public Service Enterprise Group                       6,300                 239
                                                                     -----------
                                                                          1,455
--------------------------------------------------------------------------------
Natural Gas -- 2.0%
KN Energy                                            18,600               1,099
                                                                     -----------
                                                                          1,099
--------------------------------------------------------------------------------
REITS -- 1.4%
Apartment Investment & Management                     8,800                 338
Colonial Properties Trust                             3,800                 121
Spieker Properties                                    7,600                 314
                                                                     -----------
                                                                            773
                                                                     -----------
Total Utilities/Income (Cost $3,024)                                      3,327
                                                                     -----------
Total Common Stocks (Cost $50,670)                                       53,979
                                                                     -----------

--------------------------------------------------------------------------------
Repurchase Agreement -- 1.0%
Morgan Stanley
   5.25%, dated 03/31/98, matures
   04/01/98, repurchase price $562,090
   (collaterized by U.S. Treasury Instruments:
   total market value $576,214) (A)                    $562              $  562
                                                                     -----------
Total Repurchase Agreement (Cost $562)                                      562
                                                                     ===========
Total Investments -- 100.6% (Cost $51,232)                              $54,541
                                                                     -----------

* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class


    The accompanying notes are an integral part of the financial statements.

================================================================================
The PBHG Funds, Inc.
================================================================================

Schedule of Investments
--------------------------------------------------------------------------------
As of March 31, 1998

-------------------------
PBHG Small Cap Value Fund
-------------------------

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Common Stocks --  91.7%
Basic Materials -- 5.6%
Chemicals -- 0.4%
Solutia                                              16,300          $      485
                                                                     -----------
                                                                            485
--------------------------------------------------------------------------------
Chemicals-Specialty -- 3.2%
Airgas*                                              60,400               1,042
Crompton & Knowles                                   66,500               1,924
Dexter                                                2,900                 120
Millenium Chemicals                                  28,400                 951
                                                                     -----------
                                                                          4,037
--------------------------------------------------------------------------------
Metals & Mining -- 0.4%
Titanium Metals*                                     16,100                 437
                                                                     -----------
                                                                            437
--------------------------------------------------------------------------------
Paper & Forest Products -- 1.6%
Fibermark*                                           88,000               2,052
                                                                     -----------
                                                                          2,052
                                                                     -----------
Total Basic Materials (Cost $6,420)                                       7,011
                                                                     -----------

--------------------------------------------------------------------------------
Capital Goods -- 17.6%
Aerospace/Defense -- 1.7%
Gulfstream Aerospace*                                31,400               1,362
Thiokol*                                             15,000                 725
                                                                     -----------
                                                                          2,087
--------------------------------------------------------------------------------
Building Supplies -- 1.5%
Lone Star Industries                                  9,000                 625
Texas Industries                                     21,300               1,231
                                                                     -----------
                                                                          1,856
--------------------------------------------------------------------------------
Commercial Construction -- 0.4%
Willbros Group*                                      27,900                 459
                                                                     -----------
                                                                            459
--------------------------------------------------------------------------------
Environmental -- 0.9%
Barringer Technologies*                              96,800               1,180
                                                                     -----------
                                                                          1,180
--------------------------------------------------------------------------------
Machinery -- 11.2%
Applied Power, Cl A                                  12,900                 497
Commonwealth Industries                              77,700               1,354
Denison International ADR*                           31,000                 574
Doncasters ADR*                                      17,000                 444
Essex International*                                104,300               4,120
Gehl*                                                22,300                 477
Gleason                                              48,200               1,689
Greenbrier Companies                                 85,100               1,467
JLG Industries                                       30,000                 499
NN Ball & Roller                                     44,000                 476
Terex*                                               20,000                 541
Tokheim*                                             51,100                 933
Tower Automotive*                                     5,700                 257
Watts Industries, Cl A                               28,100                 839
                                                                     -----------
                                                                         14,167
--------------------------------------------------------------------------------
Office Equipment -- 1.9%
Compx International*                                 36,000                 842
Interface, Cl A*                                     37,200               1,546
                                                                     -----------
                                                                          2,388
                                                                     -----------
Total Capital Goods (Cost $20,570)                                       22,137
                                                                     -----------

--------------------------------------------------------------------------------
Consumer Cyclical -- 14.1%
Apparel & Textiles -- 3.6%
Dan River*                                           94,300               1,791
Guilford Mills                                       32,900                 971
Gymboree*                                            15,000                 388
I.C. Isaacs & Company*                              122,000                 854
Timberland, Cl A*                                     4,400                 315
Tropical Sportswear International*                   11,600                 164
                                                                     -----------
                                                                          4,483
--------------------------------------------------------------------------------
Auto/Truck Parts -- 3.5%
Delco Remy International*                           135,000               2,049
Meritor Automotive                                   33,400                 887
Stoneridge*                                          69,600               1,392
Superior Industries International                     1,800                  60
                                                                     -----------
                                                                          4,388
--------------------------------------------------------------------------------
Broadcasting & Recreation -- 0.5%
Broderbund Software*                                 36,700                 670
                                                                     -----------
                                                                            670
--------------------------------------------------------------------------------
Furniture & Appliances -- 0.3%
Shaw Industries                                      28,500                 419
                                                                     -----------
                                                                            419
--------------------------------------------------------------------------------
Homebuilding -- 1.8%
Crossman Communities*                                76,100               2,259
                                                                     -----------
                                                                          2,259
--------------------------------------------------------------------------------
Resturants & Lodging -- 1.8%
Brinker International*                               71,100               1,555
Foodmaker*                                           22,700                 440
Ryan's Family Steak Houses*                          25,000                 227
                                                                     -----------
                                                                          2,222
--------------------------------------------------------------------------------
Retailing-General -- 1.0%
Lands End                                            21,800                 804
Ross Stores                                          10,900                 481
                                                                     -----------
                                                                          1,285
--------------------------------------------------------------------------------
Wholesalers -- 1.6%
Finlay Enterprises*                                  53,000               1,348
Group 1 Automotive*                                  26,400                 289
Hancock Fabrics                                      22,250                 346
                                                                     -----------
                                                                          1,983
                                                                     -----------
Total Consumer Cyclical (Cost $15,933)                                   17,709
                                                                     -----------

--------------------------------------------------------------------------------

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Schedule of Investments
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                                       -------------------------
                                                       PBHG Small Cap Value Fund
                                                       -------------------------

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Consumer Staples -- 3.0%
Food Producers -- 2.7%
Earthgrains                                          40,100          $    1,772
Smithfield Foods*                                    46,000               1,587
                                                                     -----------
                                                                          3,359
--------------------------------------------------------------------------------
Tobacco -- 0.3%
JR Cigar*                                            19,600                 392
Universal-Virginia                                      600                  26
                                                                     -----------
                                                                            418
                                                                     -----------
Total Consumer Staples (Cost $3,758)                                      3,777
                                                                     -----------

--------------------------------------------------------------------------------
Energy -- 1.9%
Energy Services -- 1.9%
Cliffs Drilling*                                     30,300               1,252
IRI International*                                   11,900                 146
Nabors Industries*                                   25,000                 592
Oceaneering International*                            4,200                  83
Trico Marine Services*                               15,000                 316
                                                                     -----------
                                                                          2,389
                                                                     -----------
Total Energy (Cost $2,374)                                                2,389
                                                                     -----------

--------------------------------------------------------------------------------
Financial -- 17.9%
Banks -- 8.5%
Bayonne Bancshares                                   49,000                 729
CNB Bancshares                                        1,600                  78
Commercial Bank Of New York                          20,000                 505
FFY Financial                                         6,000                 200
First International Bancorp                          15,000                 242
GBC Bancorp                                           7,700                 514
Jacksonville Bancorp                                 20,000                 408
MAF Bancorp                                          41,000               1,561
Mercantile Bankshares                                14,000                 507
North Fork Bancorporation                            11,300                 436
SIS Bancorp                                          28,800               1,159
Southtrust                                           26,700               1,118
Soverign Bancorp                                     45,376                 825
Trans Financial                                       1,300                  56
Trustmark                                             2,300                  53
Webster Financial                                    18,000               1,251
Wilmington Trust                                     16,500               1,095
                                                                     -----------
                                                                         10,737
--------------------------------------------------------------------------------
Financial Services -- 8.7%
ARM Financial Group, Cl A                            16,300                 378
Everen Capital                                       46,100               2,034
Investment Technology Group*                         27,000                 884
Legg Mason                                           85,300               5,059
Liberty Financial                                    18,100                 716
Raymond James Financial                               6,900                 301
Waddell & Reed Financial, Cl A*                      52,000               1,352
Willis Lease Finance*                                 8,000                 179
                                                                     -----------
                                                                         10,903
--------------------------------------------------------------------------------
Insurance -- 0.7%
Allied Group                                          8,850                 285
Amerus Life Holdings, Cl A                            1,700                  55
Orion Capital                                         5,200                 285
Paula Financial*                                     13,000                 309
                                                                     -----------
                                                                            934
                                                                     -----------
Total Financial (Cost $20,585)                                           22,574
                                                                     -----------

--------------------------------------------------------------------------------
Health Care -- 5.5%
Medical Services -- 2.8%
Bindley Western Industries                            1,000                  38
Complete Management*                                 50,000                 425
FPA Medical Management*                              67,200               1,036
Manor Care                                           11,400                 422
Owens & Minor                                        22,200                 401
Pediatrix Medical Group*                             12,000                 558
Phymatrix*                                           27,000                 302
Physician Reliance Network*                           4,000                  55
Prime Medical Services*                              29,000                 341
                                                                     -----------
                                                                          3,578
--------------------------------------------------------------------------------
Medical Supplies -- 2.7%
Arrow International                                  13,000                 447
Conmed*                                              23,000                 549
Maxxim Medical*                                      15,000                 431
Ocular Sciences*                                     44,900               1,431
Xomed Surgical Products*                             18,000                 495
                                                                     -----------
                                                                          3,353
                                                                     -----------
Total Health Care (Cost $6,821)                                           6,931
                                                                     -----------

--------------------------------------------------------------------------------
Services/Diversified -- 5.4%
Business Services -- 4.3%
Avteam, Cl A*                                        67,000                 771
Daisytek International*                              45,200               1,101
Merrill                                              39,000                 858
Pentacon*                                            46,100                 645
Scansource*                                          47,600               1,000
Sunsource                                            15,200                 446
Valassis Communications*                             11,000                 451
Veterinary Centers Of America*                        9,200                 148
                                                                     -----------
                                                                          5,420
--------------------------------------------------------------------------------
Conglomerates -- 1.1%
Coltec Industries*                                    7,900                 198
Trinity Industries                                   21,800               1,196
                                                                     -----------
                                                                          1,394
                                                                     -----------
Total Services/Diversified (Cost $6,157)                                  6,814
                                                                     -----------

--------------------------------------------------------------------------------
Technology -- 10.6%
Communication Equipment -- 0.5%
Glenayre Technologies*                               40,000                 500
P-Com*                                                8,500                 170
                                                                     -----------
                                                                            670
--------------------------------------------------------------------------------

================================================================================
The PBHG Funds, Inc.
================================================================================

Schedule of Investments
--------------------------------------------------------------------------------
As of March 31, 1998

-------------------------
PBHG Small Cap Value Fund
-------------------------

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Computer & Related -- 3.0%
Diamond Mutimedia Systems*                           45,000          $      669
Jetfax*                                              39,000                 200
Sequent Computer Systems*                            67,300               1,228
Telxon                                               32,000                 848
Vanstar*                                             70,700                 884
                                                                     -----------
                                                                          3,829
--------------------------------------------------------------------------------
Electronics & Semiconductors -- 3.3%
Aehr Test Systems*                                   60,500                 363
Applied Films*                                      115,000               1,064
Cirrus Logic*                                       143,100               1,449
Fusion Systems*                                       3,000                   1
Radisys*                                             24,900                 625
Smart Modular Technologies*                          26,800                 611
                                                                     -----------
                                                                          4,113
--------------------------------------------------------------------------------
Software & Services -- 3.8%
Award Software International*                        14,400                 187
INSO*                                                46,100                 818
QAD*                                                 59,700                 877
Symantec*                                            91,600               2,468
USCS International*                                  17,000                 363
                                                                     -----------
                                                                          4,713
                                                                     -----------
Total Technology (Cost $14,301)                                          13,325
                                                                     -----------

--------------------------------------------------------------------------------
Transportation -- 4.9%
Airlines -- 3.1%
Atlantic Coast Airlines*                              8,000                 384
Midway Airlines*                                     85,100               1,606
Skywest                                              53,200               1,942
                                                                     -----------
                                                                          3,932
--------------------------------------------------------------------------------
Trucking & Shipping -- 1.8%
American Freightways*                                27,000                 297
Coach USA*                                            5,400                 235
Covenant Transportation, Cl A*                       23,000                 504
Jevic Transportation*                                16,000                 240
US Xpress Enterprises, Cl A*                         19,000                 394
US Freightways                                       15,100                 544
                                                                     -----------
                                                                          2,214
                                                                     -----------
Total Transportation (Cost $5,898)                                        6,146
                                                                     -----------

--------------------------------------------------------------------------------
Utilities/Income -- 5.2%
Electric Power -- 0.0%
Conectiv, Cl A*                                         725                  25
                                                                     -----------
                                                                             25
--------------------------------------------------------------------------------
Natural Gas -- 0.7%
KN Energy                                            15,100                 892
                                                                     -----------
                                                                            892
--------------------------------------------------------------------------------
REITS -- 4.5%
Apartment Investment & Management                     8,100                 312
Arden Realty Group                                   17,000                 484
Berkshire Realty                                    172,500               2,070
Colonial Properties Trust                            13,100                 417
Cornerstone Properties                               20,100                 366
Excel Realty Trust                                    6,000                 214
Highwoods Properties                                 35,600               1,257
Liberty Property                                      6,200                 167
Pennsylvania Real Estate Investment Trust             6,800                 166
Weingarten Realty                                     5,000                 223
                                                                     -----------
                                                                          5,676
                                                                     -----------
Total Utilities/Income (Cost $6,207)                                      6,593
                                                                     -----------
Total Common Stocks (Cost $109,024)                                     115,406
                                                                     -----------

--------------------------------------------------------------------------------
Repurchase Agreement -- 3.8%
Morgan Stanley
   5.25%, dated 03/31/98,
   matures 04/01/98,
   repurchase price $4,755,173
   (collaterized by U.S. Government
   Obligations: total market
   value $4,874,768) (A)                             $4,755               4,755
                                                                     -----------
Total Repurchase Agreement (Cost $4,755)                                  4,755
                                                                     ===========
Total Investments-- 95.5% (Cost $113,779)                              $120,161
                                                                     ===========


* Non- income producing security
(A) --Tri-party repurchase agreement
ADR --American Depository Receipt
Cl --Class


    The accompanying notes are an integral part of the financial statements.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                                         -----------------------
                                                         PBHG International Fund
                                                         -----------------------

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Foreign Common Stock -- 96.4%
Argentina -- 2.7%
Banco Frances ADR                                     8,500          $      256
Telecom Argentina ADR                                 8,900                 319
                                                                     -----------
                                                                            575
--------------------------------------------------------------------------------
Australia -- 2.0%
Commonwealth Bank of Australia                       15,000                 178
Telstra Corporation Installment Receipts*            95,000                 244
                                                                     -----------
                                                                            422
--------------------------------------------------------------------------------
Belgium -- 3.2%
Fortis                                                2,390                 664
                                                                     -----------
                                                                            664
--------------------------------------------------------------------------------
Brazil -- 1.6%
Petrobras ADR                                        14,000                 332
                                                                     -----------
                                                                            332
--------------------------------------------------------------------------------
Chile -- 3.1%
Madeco ADR                                            8,500                 147
Sociedad Quimica Y Minera                             5,000                 220
Telecom De Chile ADR                                 10,000                 276
                                                                     -----------
                                                                            643
--------------------------------------------------------------------------------
France -- 9.9%
Rhone-Poulenc, Cl A                                  12,349                 628
SGS Thomson Microelectronics*                         4,700                 369
Suez Lyonnaise Des Eaux                               3,081                 445
Total B Compaigne                                     5,290                 635
                                                                     -----------
                                                                          2,077
--------------------------------------------------------------------------------
Germany -- 7.5%
Allianz                                               2,220                 671
Allianz Rights*                                       2,220                  11
Mannesmann                                              770                 564
Marschollek Lauten                                      295                  97
Volkswagen                                              284                 222
Volkswagen Rights*                                      284                   5
                                                                     -----------
                                                                          1,570
--------------------------------------------------------------------------------
Hong Kong -- 2.7%
Hong Kong & China Gas                               200,000                 335
Hong Kong Land                                       50,000                  86
Hutchison Whampoa                                    20,000                 141
                                                                     -----------
                                                                            562
--------------------------------------------------------------------------------
Hungary -- 1.0%
MOL GDS                                               6,500                 199
                                                                     -----------
                                                                            199
--------------------------------------------------------------------------------
Italy -- 4.4%
Telecom Italia Mobile                                50,550                 398
T.I.M.                                               95,169                 512
                                                                     -----------
                                                                            910
--------------------------------------------------------------------------------
Ireland -- 3.2%
Allied Irish Bank                                    30,103                 373
Bank of Ireland                                      15,070                 297
                                                                     -----------
                                                                            670
--------------------------------------------------------------------------------
Japan -- 14.6%
Canon Sales                                          15,000                 208
Fanuc                                                 7,000                 242
Fuji Machine                                          8,000                 212
Fuji Photo Film                                       6,000                 223
Fujitsu                                              21,000                 219
Hitachi                                              25,000                 182
Marudai Food                                         58,000                 153
Matsushita Communications                             8,000                 256
Mitsui                                               38,000                 242
NTT                                                      26                 217
Ricoh                                                17,000                 171
Shin-Etsu Chemical                                    8,000                 159
Sumitomo Bank                                        22,000                 225
Sumitomo Electric                                     9,000                 116
Yamanouchi Pharmaceutical                            10,000                 230
                                                                     -----------
                                                                          3,055
--------------------------------------------------------------------------------
Mexico -- 2.4%
Cifra SA ADR, Cl V                                   10,271                 188
Empresas Moderna*                                     7,500                 149
Grupo Industrial Durango*                            11,000                 166
                                                                     -----------
                                                                            503
--------------------------------------------------------------------------------
Netherlands -- 5.7%
ING Groep                                             7,340                 417
KNP BT                                               11,999                 316
VNU                                                  13,750                 470
                                                                     -----------
                                                                          1,203
--------------------------------------------------------------------------------
Norway -- 2.0%
Christiana Bank                                      49,367                 210
Petroleum Geo Services ADR*                           3,567                 212
                                                                     -----------
                                                                            422
--------------------------------------------------------------------------------
Portugal -- 0.8%
Portugal Telecom                                      3,250                 169
                                                                     -----------
                                                                            169
--------------------------------------------------------------------------------
Singapore -- 2.0%
City Developments                                    10,000                  49
Creative Technology*                                  5,000                 110
Singapore Press Holdings                             22,968                 264
                                                                     -----------
                                                                            423
--------------------------------------------------------------------------------
South Africa -- 3.2%
Standard Bank*                                       11,000                 667
                                                                     -----------
                                                                            667
--------------------------------------------------------------------------------
Spain -- 3.1%
Prosegur                                              9,990                 128
Telefonica De Espana                                 11,590                 511
                                                                     -----------
                                                                            639
--------------------------------------------------------------------------------
Switzerland -- 6.8%
Novartis, Registered                                    140                 248
Roche Holdings                                           35                 379
Zurich Insurance                                      1,373                 797
                                                                     -----------
                                                                          1,424
--------------------------------------------------------------------------------

================================================================================
The PBHG Funds, Inc.
================================================================================

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 1998

-----------------------
PBHG International Fund
-----------------------

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
United Kingdom -- 14.5%
Abbey National                                       12,100          $      234
Barclays                                              8,000                 240
British Aerospace                                     6,000                 198
Cadbury Schweppes                                    15,100                 209
Halifax                                              15,575                 241
Kingfisher                                           11,400                 213
Ladbroke                                             37,500                 210
Misys                                                 3,200                 157
Norwich Union*                                       24,700                 192
Safeway                                              20,500                 127
Scottish Power                                       19,200                 181
Shell Transportation & Trading                       26,600                 195
Smithkline Beecham                                   18,400                 232
Williams                                             28,900                 231
Wolseley                                             21,800                 167
                                                                     -----------
                                                                          3,027
                                                                     -----------
Total Foreign Common Stocks (Cost $16,505)                               20,156
                                                                     -----------

--------------------------------------------------------------------------------
Foreign Preferred Stock -- 1.4%
Brazil -- 1.4%
Brahma                                                6,432                   5
Cemig ADR*                                            6,000                 283
                                                                     -----------
                                                                            288
                                                                     -----------
Total Foreign Preferred Stock (Cost $256)                                   288
                                                                     -----------
Total Investments-- 97.8% (Cost $16,761)                                 20,444
                                                                     -----------

--------------------------------------------------------------------------------
Other Assets and Liabilities -- 2.2%
Other Assets and Liabilities, Net                                           461
                                                                     -----------

--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class (authorized 200 million
   shares -- $.001 par value) based on 1,735,918
   outstanding shares common stock                                       17,097
Accumulated net investment loss                                             (55)
Accumulated net realized gain on investments                                180
Net unrealized appreciation on investments                                3,683
                                                                     -----------
Total Net Assets-- 100%                                                 $20,905
                                                                     ===========
Net Asset Value, Offering and Redemption
   Price Per Share                                                       $12.04
                                                                     ===========

* Non Income Producing
ADR -- American Depository Receipt
Cl -- Class
GDS -- Global Depository Share

    The accompanying notes are an integral part of the financial statements.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                                          ----------------------
                                                          PBHG Cash Reserve Fund
                                                          ----------------------

                                                     Face              Market
Description                                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
Certificates of Deposit -- 10.2%
Bank Nova Scotia N.Y.
   5.83%, 10/02/98                                   $3,000          $    2,998
Bank One Wisconsin
   5.55%, 02/26/99                                    2,000               1,999
Regions Bank
   5.82%, 04/17/98                                    5,000               5,000
Societe Generale N.Y.
   5.73%, 03/22/99                                    2,000               1,999
                                                                     -----------
Total Certificates of Deposit (Cost $11,996)                             11,996
                                                                     -----------

--------------------------------------------------------------------------------
Commercial Paper -- 97.0%
Allstate
   6.05%, 04/01/98                                    5,000               5,000
American Express Credit
   5.38%, 04/10/98                                    3,000               2,996
AON
   5.53%, 6/10/98                                     3,000               2,968
Associates Corporation of North America
   5.45%, 04/08/98                                    4,000               3,996
AVCO Financial Services
   5.43%, 05/18/98                                    3,000               2,979
Bear Sterarns Company
   5.54%, 04/24/98                                    4,000               3,986
Coca-Cola Enterprises
   5.45%, 06/19/98                                    4,000               3,952
Corporate Asset Funding
   6.00%, 04/01/98                                    5,000               5,000
Enterprise Funding
   5.44%, 04/16/98                                    3,000               2,993
Falcon Asset Sec
   5.48%, 04/13/98                                    3,000               2,994
Fina Oil & Chemical
   5.54%, 05/12/98                                    4,000               3,975
Fortune Brands
   5.52%, 04/30/98                                    4,000               3,982
Gillette
   6.00%, 04/01/98                                    5,000               5,000
Goldman Sachs Group LP
   6.00%, 04/01/98                                    5,000               5,000
Honeywell
   6.00%, 04/01/98                                    5,000               5,000
International Lease Finance
   5.38%, 04/22/98                                    3,000               2,990
Island Finance Puerto Rico
   5.45%, 05/15/98                                    3,000               2,980
MCI Communications
   6.08%, 04/01/98                                    5,000               5,000
Merril Lynch
   5.53%, 05/07/98                                    3,500               3,481
Minnesota Mining & Manufacturing
   5.46%, 04/21/98                                    4,000               3,988
Morgan Stanley Dean Witter & Discover
   5.48%, 04/17/98                                    3,000               2,993
National Rural Utilities
   5.43%, 05/26/98                                    4,000               3,967
Park Avenue Receivables Corporation
   5.45%, 04/24/98                                    3,000               2,990
Preferred Receivables Funding Corporation
   5.45%, 05/19/98                                    3,000               2,978
Ranger Funding
   5.48%, 05/08/98                                    3,500               3,480
Sears Roebuck Acceptance
   5.40%, 08/13/98                                    3,500               3,430
Xerox Credit Corp
   5.45%, 04/09/98                                    3,000               2,996
Apreco
   6.05%, 04/01/98                                    5,000               5,000
Mont Blanc Capital Co
   5.50%, 04/24/98                                    3,000               2,989
UBS Finance
   6.00%, 04/01/98                                    5,000               5,000
                                                                     -----------
Total Commercial Paper (Cost $114,083)                                  114,083
                                                                     -----------

--------------------------------------------------------------------------------
Corporate Obligations -- 8.5%
Bank of America N.A. 5.65%, 04/16/98 (A)              3,000               3,000
PNC Bank N.A. 5.60%, 09/23/98 (A)                     5,000               4,998
J.P. Morgan & Company MTN
   5.65%, 03/10/99                                    2,000               2,000
                                                                     -----------
Total Corporate Obligations (Cost $9,998)                                 9,998
                                                                     -----------

--------------------------------------------------------------------------------
Repurchase Agreement -- 0.7%
J.P. Morgan
   5.90%, dated 03/31/98, matures
   04/01/98, Repurchase Price $835,137
   (collateralized by U.S. Government
   Obligations: total market value $853,179)            835                 835
                                                                     -----------
Total Repurchase Agreement (Cost $835)                                      835
                                                                     -----------
Total Investments-- 116.4% (Cost $136,912)                              136,912
                                                                     -----------

--------------------------------------------------------------------------------
Other Assets And Liabilities -- (16.4%)
Payable for Capital Shares redeemed                                     (20,402)
Other Assets and Liabilities, Net                                         1,064
                                                                     -----------
Total Other Assets and Liabilities                                      (19,338)
                                                                     -----------

--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class (Authorized 1 Billion,
   800 Million Shares -- $0.001 Par Value) based on
   117,569,569 outstanding shares of common stock                       117,570
Accumulated net realized gain on investments                                  4
                                                                     -----------
Total Net Assets-- 100.0%                                              $117,574
                                                                     ===========
Net Asset Value, Offering and Redemption
   Price Per Share                                                        $1.00
                                                                     ===========


(A) Floating rate securitiy. The rate reflected on the Statement of Net Assets is the rate in effect on March 31, 1998.
MTN -- Medium Term Note


The accompanying notes are an integral part of the financial statements.

================================================================================
The PBHG Funds, Inc.
================================================================================

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 1998

--------------------------------------
PBHG Technology & Commmunications Fund
--------------------------------------

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Common Stocks -- 92.3%
Health -- 4.9%
Contract Research -- 2.7%
Applied Analytical*                                  96,000          $    1,548
Parexel International*                              252,600               7,894
Quintiles Transnational*                             83,800               4,038
                                                                     -----------
                                                                         13,480
--------------------------------------------------------------------------------
Information Systems -- 0.7%
Daou Systems*                                       179,900               3,519
                                                                     -----------
                                                                          3,519
--------------------------------------------------------------------------------
Medical Devices -- 1.5%
Arterial Vascular Engineer*                         193,600               7,091
                                                                     -----------
                                                                          7,091
                                                                     -----------
Total Health (Cost $18,969)                                              24,090
                                                                     -----------

--------------------------------------------------------------------------------
Service -- 32.7%
Commercial Services -- 1.5%
VDI Media*                                          457,100               7,428
                                                                     -----------
                                                                          7,428
--------------------------------------------------------------------------------
Communications Services -- 0.9%
Smartalk Teleservices*                              144,300               4,608
                                                                     -----------
                                                                          4,608
--------------------------------------------------------------------------------
Information/Computer Services -- 2.4%
Aris*                                               116,400               3,463
Meta Group*                                         248,800               8,584
                                                                     -----------
                                                                         12,047
--------------------------------------------------------------------------------
Printing Services/Forms -- 2.3%
Consolidated Graphics*                              192,100              11,118
                                                                     -----------
                                                                         11,118
--------------------------------------------------------------------------------
Systems Integrator -- 19.3%
Cambridge Technology Partners*                      233,900              11,593
Command Systems*                                    131,400               1,872
Computer Horizons*                                  143,300               7,201
Diamond Technology Partners*                        135,900               3,703
Ecsoft Group ADR*                                   764,500              19,112
Intelligroup*                                       586,500               9,494
International Network Services*                     137,900               4,034
Keane*                                              228,400              12,905
Renaissance Worldwide*                              387,000              10,618
SPR*                                                121,600               4,013
Technology Solutions*                               200,500               5,313
Tier Technologies*                                  341,800               5,896
                                                                     -----------
                                                                         95,754
--------------------------------------------------------------------------------
Transactions Processing -- 6.3%
Concord EFS*                                        254,800               8,806
Saville Systems ADR*                                438,100              22,453
                                                                     -----------
                                                                         31,259
                                                                     -----------
Total Service (Cost $110,198)                                           162,214
                                                                     -----------

--------------------------------------------------------------------------------
Technology -- 54.7%
Cables/Fiberoptics -- 2.9%
Cable Design Technologies*                          474,125              14,283
                                                                     -----------
                                                                         14,283
--------------------------------------------------------------------------------
Client/Server Help Desk -- 1.0%
Vantive*                                            137,200               5,016
                                                                     -----------
                                                                          5,016
--------------------------------------------------------------------------------
Contract Manufacturing -- 0.4%
International Manufacturing Services*               226,600               1,841
                                                                     -----------
                                                                          1,841
--------------------------------------------------------------------------------
Data Communications -- 0.2%
DSET*                                                61,200               1,144
                                                                     -----------
                                                                          1,144
--------------------------------------------------------------------------------
Data Storage -- 4.1%
EMC*                                                284,500              10,758
Network Appliance*                                  265,500               9,425
                                                                     -----------
                                                                         20,183
--------------------------------------------------------------------------------
Design Automation Software -- 1.7%
Cadence Design Systems*                             251,000               8,691
                                                                     -----------
                                                                          8,691
--------------------------------------------------------------------------------
Digital Video Related -- 1.1%
Avid Technology*                                     88,800               3,652
Eidos ADR*                                           97,600               1,842
                                                                     -----------
                                                                          5,494
--------------------------------------------------------------------------------
Embedded Software -- 2.4%
Peerless Systems*                                   209,400               3,769
Wind River Systems*                                 211,100               8,391
                                                                     -----------
                                                                         12,160
--------------------------------------------------------------------------------
Graphic/Image Process -- 1.0%
Electronics For Imaging*                            187,500               4,875
                                                                     -----------
                                                                          4,875
--------------------------------------------------------------------------------
Networking Security -- 2.2%
Memco Software Limited*                             341,800              10,681
                                                                     -----------
                                                                         10,681
--------------------------------------------------------------------------------
Networking Software -- 2.4%
Legato Systems*                                      46,700               2,773
Veritas Software*                                   152,500               9,017
                                                                     -----------
                                                                         11,790
--------------------------------------------------------------------------------
PC-Peripherals Manufacturing -- 1.3%
Neomagic*                                           347,900               6,567
                                                                     -----------
                                                                          6,567
--------------------------------------------------------------------------------
Precision Instruments -- 2.6%
Lecroy*                                              75,600               1,606
Remec*                                              389,050              11,161
                                                                     -----------
                                                                         12,767
--------------------------------------------------------------------------------

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                          --------------------------------------
                                          PBHG Technology & Commmunications Fund
                                          --------------------------------------

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Semi-Conductor Manufacturing -- 4.9%
Analog Devices*                                     179,600             $ 5,972
Integrated Circuit Systems*                         122,000               2,554
Maxim Integrated Products*                           48,600               1,771
Microchip Technology*                                58,100               1,220
Pericom Semiconductor*                              320,700               2,465
Semtech*                                            129,700               3,307
Vitesse Semiconductor*                              150,200               7,083
                                                                     -----------
                                                                         24,372
--------------------------------------------------------------------------------
Semi-Conductor Production Equipment -- 0.2%
PRI Automation*                                      34,600                 906
                                                                     -----------
                                                                            906
--------------------------------------------------------------------------------
Software-Client/Server -- 10.0%
Citrix Systems*                                     446,550              24,197
Compuware*                                          220,100              10,867
Documentum*                                         152,700               8,265
Fundtech Limited*                                    59,300               1,067
Smallworldwide ADR*                                 278,900               5,439
                                                                     -----------
                                                                         49,835
--------------------------------------------------------------------------------
Software-Enterprise Resource Planning -- 2.0%
J.D. Edwards & Company*                             299,100               9,777
                                                                     -----------
                                                                          9,777
--------------------------------------------------------------------------------
Software-Manufacturing -- 3.0%
Tecnomatix Technologies Limited*                    394,300              14,836
                                                                     -----------
                                                                         14,836
--------------------------------------------------------------------------------
Software-Other -- 0.9%
Radiant Systems*                                    186,300               4,611
                                                                     -----------
                                                                          4,611
--------------------------------------------------------------------------------
Telecommunication Components -- 1.0%
P-Com*                                              244,700               4,894
                                                                     -----------
                                                                          4,894
--------------------------------------------------------------------------------
Telecommunications Equipment -- 8.3%
Advanced Fibre Communications*                      431,500              15,696
Reltec*                                               7,200                 255
Tekelec*                                            228,000              10,345
Tellabs*                                             87,100               5,847
World Access*                                       272,200               8,847
                                                                     -----------
                                                                         40,990
--------------------------------------------------------------------------------
Voice/Call Transaction Processing -- 1.1%
Nice Systems Limited ADR*                           115,100               5,295
                                                                     -----------
                                                                          5,295
                                                                     -----------
Total Technology (Cost $200,438)                                        271,008
                                                                     -----------
Total Common Stocks (Cost $329,605)                                     457,312
                                                                     -----------
                                                     Face              Market
Description                                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
Repurchase Agreements -- 8.5%
Greenwich
   6.03%, dated 03/31/98,
   matures 04/01/98, repurchase price
   $11,058,906 (collaterized by U.S.
   Government Obligations: total market
   value $11,281,050) (A)                            11,057              11,057
Morgan Stanley
   6.03%, dated 03/31/98, matures
   04/01/98, repurchase price $1,407,761
   (collaterized by U.S. Government
   Obligations: total market
   value $1,443,087) (A)                              1,407               1,407
J.P. Morgan
   6.03%, dated 03/31/98, matures
   04/01/98, repurchase price $29,766,833
   (collaterized by U.S. Government
   Obligations: total market
   value $30,357,068) (A)                            29,762              29,762
                                                                     -----------
Total Repurchase Agreements (Cost $42,226)                               42,226
                                                                     -----------
Total Investments-- 100.8% (Cost $371,831)                              499,538
                                                                     -----------

--------------------------------------------------------------------------------
Other Assets and Liabilities -- (0.8%)
Other Assets and Liabilities, Net                                        (3,841)
                                                                     -----------

--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class (authorized 200 million
   shares -- $0.001 par value) based on 25,724,441
   outstanding shares of common stock                                   388,777
Accumulated net realized loss on investments                            (20,787)
Net unrealized appreciation on investments                              127,707
                                                                     -----------
Total Net Assets-- 100.0%                                              $495,697
                                                                     ===========

Net Asset Value, Offering and Redemption
   Price Per Share                                                       $19.27
                                                                     ===========

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

================================================================================
The PBHG Funds, Inc.
================================================================================

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 1998

---------------------------------
PBHG Strategic Small Company Fund
---------------------------------

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Common Stocks -- 97.8%
Basic Materials -- 1.3%
Chemicals -- 0.1%
Solutia                                               4,400          $      131
                                                                     -----------
                                                                            131
--------------------------------------------------------------------------------
Chemicals-Specialty -- 0.8%
Airgas*                                              15,000                 259
Crompton & Knowles                                   10,800                 312
Millenium Chemicals                                  10,800                 362
                                                                     -----------
                                                                            933
--------------------------------------------------------------------------------
Steel -- 0.4%
Armco*                                               18,800                 110
Carpenter Technology                                  6,000                 324
                                                                     -----------
                                                                            434
                                                                     -----------
Total Basic Materials (Cost $1,278)                                       1,498
                                                                     -----------

--------------------------------------------------------------------------------
Capital Goods -- 14.5%
Aerospace/Defense -- 0.4%
AAR                                                   9,000                 245
Gulfstream Aerospace*                                 5,000                 217
                                                                     -----------
                                                                            462
--------------------------------------------------------------------------------
Building Supplies -- 0.8%
Lone Star Industries                                  5,900                 410
Texas Industries                                      9,200                 532
                                                                     -----------
                                                                            942
--------------------------------------------------------------------------------
Commercial Construction -- 0.4%
Willbros Group*                                      24,100                 396
                                                                     -----------
                                                                            396
--------------------------------------------------------------------------------
Environmental -- 0.7%
Barringer Technologies*                              62,000                 756
                                                                     -----------
                                                                            756
--------------------------------------------------------------------------------
Machinery -- 10.9%
Commonwealth Industries                              74,000               1,290
Denison International ADR*                          100,000               1,850
Essex International*                                 82,400               3,255
Gehl*                                                 6,200                 133
Gleason                                              16,900                 593
Greenbrier Companies                                 21,700                 374
Kaynar Technologies*                                102,000               2,843
NN Ball & Roller                                     15,000                 162
Terex*                                               15,100                 409
Tokheim*                                             35,000                 639
Watts Industries, Cl A                               20,600                 615
                                                                     -----------
                                                                         12,163
--------------------------------------------------------------------------------
Office Equipment -- 1.3%
Compx International*                                 10,000                 234
Hon Industries                                        8,200                 301
Interface, Cl A*                                     19,900                 827
Knoll*                                                3,700                 143
                                                                     -----------
                                                                          1,505
                                                                     -----------
Total Capital Goods (Cost $13,901)                                       16,224
                                                                     -----------

--------------------------------------------------------------------------------
Consumer -- 7.1%
Entertainment/Movies -- 0.6%
Cinar Films, Cl B*                                   15,000                 639
                                                                     -----------
                                                                            639
--------------------------------------------------------------------------------
Hotels/Resorts -- 0.3%
Silverleaf Resorts*                                  15,000                 361
                                                                     -----------
                                                                            361
--------------------------------------------------------------------------------
Packaged Goods/Cosmetics -- 0.7%
NBTY*                                                12,500                 759
                                                                     -----------
                                                                            759
--------------------------------------------------------------------------------
Restaurants -- 0.5%
CKE Restaurants                                      14,455                 531
                                                                     -----------
                                                                            531
--------------------------------------------------------------------------------
Retail-Apparel -- 0.9%
Buckle*                                               7,500                 376
Stage Stores*                                        12,400                 640
                                                                     -----------
                                                                          1,016
--------------------------------------------------------------------------------
Retail-Catalog -- 0.6%
Insight Enterprises*                                 17,500                 711
                                                                     -----------
                                                                            711
--------------------------------------------------------------------------------
Retail-Discount Stores -- 1.0%
Dollar Tree Stores*                                  12,600                 669
Fred's, Cl A                                         20,000                 498
                                                                     -----------
                                                                          1,167
--------------------------------------------------------------------------------
Retail-Specialty -- 0.8%
Hibbet Sporting Goods*                               16,400                 455
USA Floral Products*                                 20,000                 454
                                                                     -----------
                                                                            909
--------------------------------------------------------------------------------
Retail-Supermarkets/Drug Stores -- 0.7%
Wild Oats Markets*                                   22,500                 802
                                                                     -----------
                                                                            802
--------------------------------------------------------------------------------
Specialty Food/Candy -- 0.6%
Suiza Foods*                                         10,000                 615
                                                                     -----------
                                                                            615
--------------------------------------------------------------------------------
Toys -- 0.4%
Action Performance*                                  12,500                 440
                                                                     -----------
                                                                            440
                                                                     -----------
Total Consumer (Cost $5,558)                                              7,950
                                                                     -----------

--------------------------------------------------------------------------------
Consumer Cyclical -- 7.1%
Apparel & Textiles -- 2.2%
Dan River*                                           49,700                 944
Guilford Mills                                        6,300                 186
Gymboree*                                            11,000                 285
I.C. Isaacs & Company*                              150,000               1,050
Timberland Company, Cl A*                               800                  57
                                                                     -----------
                                                                          2,522
--------------------------------------------------------------------------------

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                               ---------------------------------
                                               PBHG Strategic Small Company Fund
                                               ---------------------------------

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Auto/Truck Parts -- 1.8%
Carlisle Companies                                    6,300          $      309
Delco Remy International*                            80,500               1,223
Stoneridge*                                          22,100                 442
                                                                     -----------
                                                                          1,974
--------------------------------------------------------------------------------
Broadcasting & Recreation -- 0.3%
Broderbund Software*                                 18,300                 334
                                                                     -----------
                                                                            334
--------------------------------------------------------------------------------
Resturants & Lodging -- 0.2%
Prime Hospitality*                                   12,100                 236
                                                                     -----------
                                                                            236
--------------------------------------------------------------------------------
Retailing-General -- 0.3%
Ross Stores                                           7,500                 331
                                                                     -----------
                                                                            331
--------------------------------------------------------------------------------
Wholesalers -- 2.3%
Finlay Enterprises*                                  47,000               1,195
Group 1 Automotive*                                  35,800                 392
Hancock Fabrics                                      23,400                 364
Shopko Stores                                        19,700                 624
                                                                     -----------
                                                                          2,575
                                                                     -----------
Total Consumer Cyclical (Cost $7,451)                                     7,972
                                                                     -----------

--------------------------------------------------------------------------------
Consumer Staples -- 1.1%
Food Producers -- 0.2%
Earthgrains                                           3,700                 163
                                                                     -----------
                                                                            163
--------------------------------------------------------------------------------
Tobacco -- 0.9%
JR Cigar*                                            21,000                 420
Standard Commercial                                  40,100                 639
                                                                     -----------
                                                                          1,059
                                                                     -----------
Total Consumer Staples (Cost $1,388)                                      1,222
                                                                     -----------

--------------------------------------------------------------------------------
Energy -- 2.4%
Coal & Gas Pipeline -- 1.0%
Midcoast Energy Resources                            51,810               1,137
                                                                     -----------
                                                                          1,137
--------------------------------------------------------------------------------
Energy Services -- 0.9%
Cliffs Drilling*                                      9,500                 392
Gulfmark Offshore*                                   11,000                 303
Oceaneering International*                            2,000                  40
Precision Drilling*                                   4,700                  99
Pride International*                                  7,300                 174
                                                                     -----------
                                                                          1,008
--------------------------------------------------------------------------------
Oil & Gas Exploration & Production -- 0.1%
Tesoro Petroleum*                                     5,500                  98
                                                                     -----------
                                                                             98
--------------------------------------------------------------------------------
Vessel & Rig Construction -- 0.4%
Friede Goldman International*                        15,000                 433
                                                                     -----------
                                                                            433
                                                                     -----------
Total Energy (Cost $2,338)                                                2,676
                                                                     -----------

--------------------------------------------------------------------------------
Financial -- 12.3%
Banks -- 2.1%
Albank Financial                                      3,700                 185
Bayonne Bancshares                                   39,000                 580
Commercial Bank of New York                          16,800                 424
FFY Financial                                         5,000                 167
First International Bancorp                          11,000                 177
Jacksonville Bancorp                                 15,000                 306
Mercantile Bankshares                                 3,300                 119
SIS Bancorp                                           6,200                 250
Trustco Bank                                          6,900                 196
                                                                     -----------
                                                                          2,404
--------------------------------------------------------------------------------
Consumer Finance -- 0.4%
Metris Companies                                     10,000                 435
                                                                     -----------
                                                                            435
--------------------------------------------------------------------------------
Diversified Financial Services -- 0.4%
Amresco                                              15,000                 491
                                                                     -----------
                                                                            491
--------------------------------------------------------------------------------
Financial Services -- 5.9%
ARM Financial Group, Cl A                            29,000                 672
Everen Capital                                        7,000                 309
Investment Technology Group*                         28,300                 927
Legg Mason                                           23,000               1,364
Liberty Financial                                    69,300               2,741
McDonald & Co                                        12,000                 359
Raymond James Financial                               5,600                 244
                                                                     -----------
                                                                          6,616
--------------------------------------------------------------------------------
Insurance -- 1.6%
Allied Group                                          6,900                 223
Nymagic                                              44,600               1,321
Paula Financial*                                      7,900                 188
                                                                     -----------
                                                                          1,732
--------------------------------------------------------------------------------
Investment Firms -- 0.8%
Sirrom Capital                                       30,000                 902
                                                                     -----------
                                                                            902
--------------------------------------------------------------------------------
Mortgage Related -- 0.4%
Federal Agricultural Mortgage*                        7,000                 392
                                                                     -----------
                                                                            392
--------------------------------------------------------------------------------
Specialty Finance -- 0.7%
Healthcare Financial Partners*                       17,500                 829
                                                                     -----------
                                                                            829
                                                                     -----------
Total Financial (Cost $10,990)                                           13,801
--------------------------------------------------------------------------------

================================================================================
The PBHG Funds, Inc.
================================================================================

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 1998

---------------------------------
PBHG Strategic Small Company Fund
---------------------------------

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Health -- 6.9%
Contact Lenses -- 0.4%
Wesley Jessen Visioncare*                            12,400          $      408
                                                                     -----------
                                                                            408
--------------------------------------------------------------------------------
Contract Research -- 0.9%
Kendle International*                                20,000                 465
Parexel International*                               15,900                 497
                                                                     -----------
                                                                            962
--------------------------------------------------------------------------------
Drugs/Pharmaceuticals -- 0.5%
Medicis Pharmaceutical, Cl A*                        11,800                 515
                                                                     -----------
                                                                            515
--------------------------------------------------------------------------------
Information Systems -- 1.4%
Daou Systems*                                        20,800                 407
Medical Manager*                                     15,000                 435
Quadramed*                                           22,500                 751
                                                                     -----------
                                                                          1,593
--------------------------------------------------------------------------------
Medical Devices -- 1.5%
Osteotech*                                           15,000                 388
Sabratek*                                            17,500                 613
Theragenics*                                         10,700                 681
                                                                     -----------
                                                                          1,682
--------------------------------------------------------------------------------
Medical Services -- 0.7%
Complete Management*                                 38,700                 329
FPA Medical Management*                              33,600                 519
                                                                     -----------
                                                                            848
--------------------------------------------------------------------------------
Medical Supplies -- 1.5%
Maxxim Medical*                                      18,100                 519
Ocular Sciences*                                     17,000                 542
Urologix*                                            15,000                 139
Xomed Surgical Products*                             17,000                 467
                                                                     -----------
                                                                          1,667
                                                                     -----------
Total Health (Cost $6,813)                                                7,675
                                                                     -----------

--------------------------------------------------------------------------------
Industrial/General Manufacturing -- 1.7%
Aerospace -- 0.4%
Kellstrom Industries*                                20,000                 504
                                                                     -----------
                                                                            504
--------------------------------------------------------------------------------
Home Building -- 0.2%
Standard Pacific                                     15,000                 228
                                                                     -----------
                                                                            228
--------------------------------------------------------------------------------
Machinery/Equipment -- 0.5%
JLK Direct Distribution, Cl A*                       15,000                 573
                                                                     -----------
                                                                            573
--------------------------------------------------------------------------------
Railroad -- 0.6%
Motivepower Industries*                              22,500                 621
                                                                     -----------
                                                                            621
                                                                     -----------
Total Industrial/General Manufacturing (Cost $1,668)                      1,926
                                                                     -----------

--------------------------------------------------------------------------------
Service -- 12.8%
Commercial Services -- 2.4%
Analytical Surveys*                                  10,000                 512
Caribiner International*                             15,000                 578
Inspire Insurance Solutions*                         10,000                 332
Network Solutions*                                   12,500                 464
Rental Service*                                      17,300                 402
United Rentals*                                      14,600                 380
                                                                     -----------
                                                                          2,668
--------------------------------------------------------------------------------
Communications Services -- 1.4%
Pacific Gateway Exchange*                            12,500                 716
Star Telecommunications*                             15,000                 834
                                                                     -----------
                                                                          1,550
--------------------------------------------------------------------------------
Employment Service -- 1.0%
AHL Services*                                         7,400                 241
Syntel*                                              20,000                 820
                                                                     -----------
                                                                          1,061
--------------------------------------------------------------------------------
Environmental -- 0.7%
American Disposal Services*                          22,100                 834
                                                                     -----------
                                                                            834
--------------------------------------------------------------------------------
Information/Computer Services -- 0.6%
Forrester Research*                                  20,000                 710
                                                                     -----------
                                                                            710
--------------------------------------------------------------------------------
Marketing Information -- 0.7%
Abacus Direct*                                       14,700                 768
                                                                     -----------
                                                                            768
--------------------------------------------------------------------------------
Printing Services/Forms -- 1.2%
Consolidated Graphics*                               12,500                 723
Mail-Well*                                           17,500                 663
                                                                     -----------
                                                                          1,386
--------------------------------------------------------------------------------
Real Estate -- 0.4%
CB Commercial Real Estate*                           10,000                 400
                                                                     -----------
                                                                            400
--------------------------------------------------------------------------------
Systems Integrator -- 3.2%
Ciber*                                               10,300                 720
Complete Business Solutions*                         20,000                 718
Diamond Technology Partners*                         35,000                 955
Keane*                                               12,500                 706
SPR*                                                 15,000                 495
                                                                     -----------
                                                                          3,594
--------------------------------------------------------------------------------
Telemarketing -- 0.6%
Snyder Communications*                               13,500                 633
                                                                     -----------
                                                                            633
--------------------------------------------------------------------------------
Transactions Processing -- 0.6%
Saville Systems ADR*                                 13,500                 692
                                                                     -----------
                                                                            692
                                                                     -----------
Total Service (Cost $9,006)                                              14,296
                                                                     -----------

--------------------------------------------------------------------------------

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 1998

                                               ---------------------------------
                                               PBHG Strategic Small Company Fund
                                               ---------------------------------

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Services/Diversified -- 2.2%
Business Services -- 1.9%
Avteam, Cl A*                                        37,300          $      429
Daisytek International*                              27,100                 661
Pentacon*                                            15,000                 210
Scansource*                                           8,000                 168
Wallace Computer Services                            17,800                 616
                                                                     -----------
                                                                          2,084
--------------------------------------------------------------------------------
Conglomerates -- 0.3%
St. Joe                                              10,000                 336
                                                                     -----------
                                                                            336
                                                                     -----------
Total Services/Diversified (Cost $2,268)                                  2,420
                                                                     -----------

--------------------------------------------------------------------------------
Technology -- 20.3%
Client/Server Help Desk -- 0.5%
Siebel Systems*                                      20,000                 575
                                                                     -----------
                                                                            575
--------------------------------------------------------------------------------
Communication Equipment -- 0.5%
Digital Microwave*                                   17,000                 250
Glenayre Technologies*                               15,000                 188
P-Com*                                                3,600                  72
                                                                     -----------
                                                                            510
--------------------------------------------------------------------------------
Computer & Related -- 2.0%
Box Hill Systems*                                    12,000                 154
HMT Technology*                                       8,000                 103
Jetfax*                                              25,000                 128
Sequent Computer Systems*                            89,200               1,628
Telxon                                                7,000                 186
Vanstar*                                              7,700                  96
                                                                     -----------
                                                                          2,295
--------------------------------------------------------------------------------
Data Storage -- 0.6%
Network Appliance*                                   20,000                 710
                                                                     -----------
                                                                            710
--------------------------------------------------------------------------------
Design Automation Software -- 0.6%
Summit Design*                                       41,400                 616
                                                                     -----------
                                                                            616
--------------------------------------------------------------------------------
Digital Video Related -- 0.4%
Engineering Animation*                               11,250                 467
                                                                     -----------
                                                                            467
--------------------------------------------------------------------------------
Electronics & Semiconductors -- 2.5%
Aehr Test Systems*                                   97,000                 582
Applied Films*                                       79,000                 731
Cirrus Logic*                                        49,500                 501
Fusion Systems*                                      10,000                   2
Radisys*                                             25,900                 651
Smart Modular Technologies*                          15,000                 342
                                                                     -----------
                                                                          2,809
--------------------------------------------------------------------------------
Embedded Software -- 0.8%
Peerless Systems*                                    15,000                 270
Wind River Systems*                                  14,350                 570
                                                                     -----------
                                                                            840
--------------------------------------------------------------------------------
Networking Hardware -- 0.9%
Apex PC Solutions*                                   17,500                 470
Yurie Systems*                                       20,000                 484
                                                                     -----------
                                                                            954
--------------------------------------------------------------------------------
Networking Software -- 0.8%
Legato Systems*                                      15,000                 891
                                                                     -----------
                                                                            891
--------------------------------------------------------------------------------
Precision Instruments -- 0.5%
Remec*                                               20,200                 579
                                                                     -----------
                                                                            579
--------------------------------------------------------------------------------
Semi-Conductor Manufacturing -- 1.5%
Applied Micro Circuits*                              14,600                 329
Sipex*                                               20,000                 660
Vitesse Semiconductor*                               15,000                 707
                                                                     -----------
                                                                          1,696
--------------------------------------------------------------------------------
Software-Client/Server -- 1.1%
Dendrite International*                              16,300                 468
Hyperion Software*                                   11,500                 509
Sanchez Computer Associates*                         10,000                 206
                                                                     -----------
                                                                          1,183
--------------------------------------------------------------------------------
Software-Database -- 0.4%
Medirisk*                                            22,500                 478
                                                                     -----------
                                                                            478
--------------------------------------------------------------------------------
Software-Desktop -- 1.0%
Datastream Systems*                                  25,000                 553
Visio*                                               12,500                 538
                                                                     -----------
                                                                          1,091
--------------------------------------------------------------------------------
Software-Manufacturing -- 1.1%
Industri-Matematik International*                    15,000                 470
Manugistics*                                         14,300                 802
                                                                     -----------
                                                                          1,272
--------------------------------------------------------------------------------
Software-Other -- 0.4%
Filenet*                                              9,300                 455
                                                                     -----------
                                                                            455
--------------------------------------------------------------------------------
Software & Services -- 1.9%
Inso*                                                26,400                 469
Symantec*                                            60,000               1,616
USCS International*                                   2,800                  60
                                                                     -----------
                                                                          2,145
--------------------------------------------------------------------------------
Telecommunication Components -- 0.6%
Uniphase*                                            15,200                 639
                                                                     -----------
                                                                            639
--------------------------------------------------------------------------------

================================================================================
The PBHG Funds, Inc.
================================================================================

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 1998

---------------------------------
PBHG Strategic Small Company Fund
---------------------------------

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
Telecommunications Equipment -- 1.8%
Geotel Communications*                               25,000          $      691
Superior Telecom                                      5,000                 209
Tekelec*                                             25,000               1,134
                                                                     -----------
                                                                          2,034
--------------------------------------------------------------------------------
Voice/Call Transaction Processing -- 0.4%
Natural Microsystems*                                12,500                 495
                                                                     -----------
                                                                            495
                                                                     -----------
Total Technology (Cost $20,106)                                          22,734
                                                                     -----------

--------------------------------------------------------------------------------
Transportation -- 5.0%
Airlines -- 1.0%
Midway Airlines*                                     41,600                 786
Skywest                                               7,800                 285
                                                                     -----------
                                                                          1,071
--------------------------------------------------------------------------------
Trucking & Shipping -- 4.0%
Carey International*                                 15,000                 356
Coach USA*                                           20,400                 887
Covenant Transportation, Cl A*                       16,000                 350
Kitty Hawk*                                          64,700               1,423
US Express Enterprises*                              10,000                 208
US Freightways                                       37,600               1,354
                                                                     -----------
                                                                          4,578
                                                                     -----------
Total Transportation (Cost $4,688)                                        5,649
                                                                     -----------

--------------------------------------------------------------------------------
Utilities/Income -- 3.1%
Natural Gas -- 0.3%
KN Energy                                             5,400                 319
                                                                     -----------
                                                                            319
                                                                     -----------

--------------------------------------------------------------------------------
REITS -- 2.8%
Apartment Investment & Management                     8,200                 316
Berkshire Realty                                     35,900                 431
Colonial Properties Trust                            11,300                 359
Developers Diversified Realty                        12,700                 519
Excel Realty Trust                                    5,000                 178
Highwoods Properties                                 29,000               1,024
Pennsylvania Real Estate Investment Trust            12,000                 294
                                                                     -----------
                                                                          3,121
                                                                     -----------
Total Utilities/Income (Cost $3,264)                                      3,440
                                                                     -----------
Total Common Stocks (Cost $90,717)                                      109,483
                                                                     -----------

                                                     Face              Market
Description                                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
Repurchase Agreement -- 2.2%
J.P. Morgan
   6.05%, dated 03/31/98, matures
   04/01/98, repurchase price $2,502,224
   (collaterized by U.S. Government
   Obligations: Total market
   value $2,551,840) (A)                             $2,502          $    2,502
                                                                     -----------
Total Repurchase Agreement (Cost $2,502)                                  2,502
                                                                     -----------
Total Investments-- 100.0% (Cost $93,219)                               111,985
                                                                     -----------

--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.0%
Other Assets and Liabilities, Net                                            (2)
                                                                     -----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class (authorized 200 million
   shares -- $0.001 par value) based on 8,690,025
   outstanding shares of common stock                                    90,718
Undistributed net investment income                                          13
Accumulated net realized gain on investments                              2,486
Net unrealized appreciation on investments                               18,766
                                                                     -----------
Total Net Assets -- 100.0%                                              $111,983
                                                                     ===========

Net Asset Value, Offering and Redemption
   Price Per Share                                                       $12.89
                                                                     ===========

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class


    The accompanying notes are an integral part of the financial statements.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                       Statement of Assets and Liabilities (000)
--------------------------------------------------------------------------------
                                                                  March 31, 1998

                                                                                                ---------     --------     ---------
                                                                                                  PBHG          PBHG         PBHG
                                                                                                Large Cap      Mid-Cap     Small Cap
                                                                                                  Value         Value        Value
                                                                                                  Fund          Fund         Fund
                                                                                                ---------     --------     ---------
Assets:
      Investment securities (Cost $68,852, $51,232, and
        $113,779 respectively) at market value                                                  $ 73,958      $ 54,541      $120,161
      Cash                                                                                           151            --            --
      Accrued Income                                                                                 165            32            36
      Receivable for capital shares sold                                                              36           162        10,304
      Receivable for investment securities sold                                                    9,962         3,662         2,421
                                                                                                --------      --------      --------
           Total assets                                                                           84,272        58,397       132,922
                                                                                                --------      --------      --------
Liabilities:
      Payable for investment securities purchased                                                  7,629         3,915         6,232
      Payable for capital shares redeemed                                                             43           240           748
      Accrued Expenses                                                                               124            69           108
                                                                                                --------      --------      --------
           Total liabilities                                                                       7,796         4,224         7,088
                                                                                                --------      --------      --------
Net Assets:
      Portfolio shares (authorized 200 million shares for each of the PBHG Large
        Cap Value, PBHG Mid-Cap Value and PBHG Small Cap Value Funds -- $0.001
        par value) based on 5,878,267, 3,541,869, and 8,179,172
        outstanding shares of common stock                                                        63,525        47,451       113,032
      Accumulated net investment income                                                              272            13            24
      Accumulated net realized gain on investments                                                 7,573         3,400         6,396
      Net unrealized appreciation on investments                                                   5,106         3,309         6,382
                                                                                                --------      --------      --------
Net assets                                                                                      $ 76,476      $ 54,173      $125,834
                                                                                                --------      --------      --------
Net Asset Value, Offering Price and Redemption Price Per Share                                  $  13.01      $  15.30      $  15.38
                                                                                                ========      ========      ========


Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

================================================================================
The PBHG Funds, Inc.
================================================================================

Statement of Operations (000)
--------------------------------------------------------------------------------
For the Period Ended March 31, 1998

                                                     ----------    ----------    ----------    ----------    ----------  ----------
                                                                      PBHG         PBHG           PBHG          PBHG
                                                        PBHG        Emerging     Large Cap       Select         Core        PBHG
                                                       Growth        Growth       Growth         Equity        Growth      Limited
                                                        Fund          Fund         Fund           Fund          Fund        Fund
                                                     ----------    ----------    ----------    ----------    ----------  ----------
                                                       4/1/97         4/1/97       4/1/97        4/1/97        4/1/97      4/1/97
                                                         to             to           to            to            to          to
                                                      3/31/98        3/31/98      3/31/98       3/31/98       3/31/98     3/31/98
                                                     ----------    ----------    ----------    ----------    ----------  ----------
Investment Income:
      Dividends                                      $    2,662    $      751    $      250    $      103    $      218  $       12
      Interest                                           26,105         6,525           329           673           476       1,111
      Less: Foreign Taxes Withheld                           --            --            --            --            --          --
                                                     ----------    ----------    ----------    ----------    ----------  ----------
         Total Investment Income                         28,767         7,276           579           776           694       1,123
                                                     ----------    ----------    ----------    ----------    ----------  ----------
Expenses:
      Investment Advisory Fees                           47,429        12,966         1,015         3,228         2,096       1,659
      Administrative Fees                                 8,370         2,288           203           570           370         249
      Transfer Agent Fees                                11,366         3,327           339         1,009           681         271
      Registration and Filing Fees                          124            38            26            60            69          62
      Printing Fees                                       1,708           444            37           142            65          45
      Professional Fees                                     533           147             9            42            13           3
      Custodian Fees                                        327           101            11            41            16          13
      Insurance and Other Fees                               61            17             1             6             5           2
      Directors' Fees                                       131            26             3            11             7           4
      Amortization of Deferred Organizational Costs          --             3             2             2             3           8
      Line of Credit Fees                                   224            60             6            16            13           7
      Distribution Fees 1                                   153            --            --            --            --          --
                                                     ----------    ----------    ----------    ----------    ----------  ----------
Total Expenses:                                          70,426        19,417         1,652         5,127         3,338       2,323
                                                     ----------    ----------    ----------    ----------    ----------  ----------
 Net Investment Income (Loss)                           (41,659)      (12,141)       (1,073)       (4,351)       (2,644)     (1,200)
                                                     ----------    ----------    ----------    ----------    ----------  ----------
Net Realized Gain (Loss) from Security Transactions     140,179        52,716        14,465        21,675        (5,477)     11,738
Net Realized Loss on Foreign Currency Transactions           --            --            --            --            --          --
Net Change in Unrealized Appreciation
   on Investments                                     1,461,423       384,540        49,242       140,704        79,526      64,636
                                                     ----------    ----------    ----------    ----------    ----------  ----------
Net Realized and Unrealized Gain on
   Investments and Foreign Currency Transactions      1,601,602       437,256        63,707       162,379        74,049      76,374
                                                     ----------    ----------    ----------    ----------    ----------  ----------
Increase in Net Assets Resulting
   from Operations                                   $1,559,943    $  425,115    $   62,634    $  158,028    $   71,405  $   75,174
                                                     ==========    ==========    ==========    ==========    ==========  ==========

1.   All distribution fees are incurred in the Advisor Class
2. The PBHG Mid-Cap Value and PBHG Small Cap Value funds commenced operations on May 1, 1997.

     Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

  ---------        ---------       ---------        ---------       -------------     ---------    --------------      ---------
    PBHG             PBHG            PBHG             PBHG                               PBHG           PBHG              PBHG
  Large Cap        Large Cap        Mid-Cap         Small Cap           PBHG             Cash       Technology &        Strategic
     20              Value           Value            Value        International       Reserves    Communications     Small Company
    Fund             Fund            Fund             Fund              Fund             Fund           Fund              Fund
  ---------        ---------       ---------        ---------       -------------     ---------    --------------      ---------
    4/1/97           4/1/97        5/1/97(2)        5/1/97(2)          4/1/97            4/1/97         4/1/97           4/1/97
     to               to             to               to                 to                to             to               to
   3/31/98          3/31/98        3/31/98          3/31/98           3/31/98           3/31/98        3/31/98          3/31/98
  ---------        ---------       ---------        ---------        ---------        ---------       ---------        ---------
  $     215        $   1,127       $     260        $     359        $     396        $      --       $      72        $     379
        466               88              59              124               35           10,613           2,254              172
         --               --              --               --              (35)              --              --               --
  ---------        ---------       ---------        ---------        ---------        ---------       ---------        ---------
        681            1,215             319              483              396           10,613           2,326              551
  ---------        ---------       ---------        ---------        ---------        ---------       ---------        ---------

        925              371             207              501              210              560           5,105            1,029
        163               85              37               75               31              280             901              154
        280              119              73              106               86              322           1,319              220
        108               12               7               23               13               31              98               13
         31               28               9               12                6               46             201               27
          8               11               7                8                2                5              73               10
         10               17              16               17               49               23              61               31
          3                3               1                1               13                2               8                4
          3                5               1                1               --                2              16                2
          3                7               1                1               12                3               2                2
          4                2               1                2               --                1              24                4
         --               --              --               --               --               --              --               --
  ---------        ---------       ---------        ---------        ---------        ---------       ---------        ---------

      1,538              660             360              747              422            1,275           7,808            1,496
  ---------        ---------       ---------        ---------        ---------        ---------       ---------        ---------
       (857)             555             (41)            (264)             (26)           9,338          (5,482)            (945)
  ---------        ---------       ---------        ---------        ---------        ---------       ---------        ---------
      8,307           12,603           5,307           10,557            1,631                5           4,812           13,618
         --               --              --               --              (22)              --              --               --

     52,271            5,906           3,309            6,382            2,014               --         179,889           25,036
  ---------        ---------       ---------        ---------        ---------        ---------       ---------        ---------

     60,578           18,509           8,616           16,939            3,623                5         184,701           38,654
  ---------        ---------       ---------        ---------        ---------        ---------       ---------        ---------

  $  59,721        $  19,064       $   8,575        $  16,675        $   3,597        $   9,343       $ 179,219        $  37,709
  =========        =========       =========        =========        =========        =========       =========        =========

================================================================================
The PBHG Funds, Inc.
================================================================================

Statements of Changes in Net Assets (000)
--------------------------------------------------------------------------------


                                                    -------------------------   -------------------------   -----------------------
                                                               PBHG                         PBHG                     PBHG
                                                              Growth                   Emerging Growth         Large Cap Growth
                                                               Fund                         Fund                     Fund
                                                    -------------------------   -------------------------   -----------------------
                                                       4/1/97       4/1/96        4/1/97        4/1/96        4/1/97       4/1/96
                                                         to           to            to            to            to           to
                                                       3/31/98      3/31/97       3/31/98       3/31/97       3/31/98      3/31/97
                                                    -----------   -----------   -----------   -----------   ----------   ----------
Investment Activities:
   Net Investment Income (Loss)                     $   (41,659)  $   (35,923)  $   (12,141)  $    (4,549)  $   (1,073)  $     (581)
   Net Realized Gain (Loss) from Security
      Transactions                                      140,179      (244,650)       52,716       (51,106)      14,465       (5,730)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments and
      Foreign Currency Transactions                   1,461,423      (840,002)      384,540      (232,763)      49,242       (1,449)
                                                    -----------   -----------   -----------   -----------   ----------   ----------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations                       1,559,943    (1,120,575)      425,115      (288,418)      62,634       (7,760)
                                                    -----------   -----------   -----------   -----------   ----------   ----------
Distributions to Shareholders From:
   Net Investment Income                                     --            --            --            --           --           --
   Net Realized Gains from Security Transactions             --            --            --       (49,616)      (1,402)        (146)
                                                    -----------   -----------   -----------   -----------   ----------   ----------
   Total Distributions                                       --            --            --       (49,616)      (1,402)        (146)
                                                    -----------   -----------   -----------   -----------   ----------   ----------
Capital Share Transactions:
   PBHG Class
   Shares Issued                                      2,552,092     5,020,812     1,875,607     1,925,528      174,995      259,520
   Shares Issued upon Reinvestment of Distributions          --            --            --        47,297        1,233          135
   Shares Redeemed                                   (3,392,800)   (2,567,916)   (2,092,185)   (1,128,876)    (211,769)    (185,537)
                                                    -----------   -----------   -----------   -----------   ----------   ----------
   Total PBHG Class Transactions                       (840,708)    2,452,896      (216,578)      843,949      (35,541)      74,118
                                                    -----------   -----------   -----------   -----------   ----------   ----------
   Advisor Class (3)
   Shares Issued                                         72,982        15,962            --            --           --           --
   Shares Issued upon Reinvestment of Distributions          --            --            --            --           --           --
   Shares Redeemed                                      (11,739)          (79)           --            --           --           --
                                                    -----------   -----------   -----------   -----------   ----------   ----------
   Total Advisor Class Transactions                      61,243        15,883            --            --           --           --
                                                    -----------   -----------   -----------   -----------   ----------   ----------
   Increase (Decrease) in Net Assets Derived
      from Capital Share Transactions                  (779,465)    2,468,779      (216,578)      843,949      (35,541)      74,118
                                                    -----------   -----------   -----------   -----------   ----------   ----------
   Total Increase (Decrease) in Net Assets              780,478     1,348,204       208,537       505,915       25,691       66,212
                                                    -----------   -----------   -----------   -----------   ----------   ----------
Net Assets:
   Beginning of Period                                4,647,129     3,298,925     1,195,620       689,705      119,971       53,759
                                                    -----------   -----------   -----------   -----------   ----------   ----------
   End of Period                                    $ 5,427,607   $ 4,647,129   $ 1,404,157   $ 1,195,620   $  145,662   $  119,971
                                                    ===========   ===========   ===========   ===========   ==========   ==========
Shares Issued and Redeemed:
   PBHG Class
   Shares Issued                                        102,864       189,736        80,964        77,652        9,034       16,415
   Shares Issued upon Reinvestment of Distributions          --            --            --         1,921           66            8
   Shares Redeemed                                     (133,809)     (100,103)      (88,673)      (47,388)     (11,093)     (11,712)
                                                    -----------   -----------   -----------   -----------   ----------   ----------
   Total PBHG Class Share Transactions                  (30,945)       89,633        (7,709)       32,185       (1,993)       4,711
                                                    -----------   -----------   -----------   -----------   ----------   ----------
   Advisor Class (3)
   Shares Issued                                          3,017           621            --            --           --           --
   Shares Issued upon Reinvestment of Distributions          --            --            --            --           --           --
   Shares Redeemed                                         (462)           (3)           --            --           --           --
                                                    -----------   -----------   -----------   -----------   ----------   ----------
   Total Advisor Class Share Transactions                 2,555           618            --            --           --           --
                                                    -----------   -----------   -----------   -----------   ----------   ----------
   Net Increase (Decrease) in Shares Outstanding        (28,390)       90,251        (7,709)       32,185       (1,993)       4,711
                                                    ===========   ===========   ===========   ===========   ==========   ==========


1.   PBHG Limited Fund commenced operations on July 1, 1996.
2.   PBHG Large Cap 20 Fund commenced operations on December 1, 1996.
3. PBHG Growth Fund Advisor Class commenced operations on August 19, 1996. Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================


            PBHG                               PBHG                             PBHG                              PBHG
        Select Equity                       Core Growth                        Limited                        Large Cap 20
            Fund                               Fund                             Fund                              Fund
  --------------------------        --------------------------        --------------------------        --------------------------
   4/1/97           4/1/96           4/1/97           4/1/96           4/1/97           7/1/96(1)        4/1/97           12/1/96(2)
     to               to               to               to               to               to               to                to
   3/31/98          3/31/97          3/31/98          3/31/97          3/31/98          3/31/97          3/31/98           3/31/97
  ---------        ---------        ---------        ---------        ---------        ---------        ---------        ---------
  $  (4,351)       $  (3,667)       $  (2,644)       $  (2,598)       $  (1,200)       $     464        $    (857)       $      36

     21,675          (32,999)          (5,477)         (49,445)          11,738              641            8,307           (2,539)


    140,704          (31,600)          79,526          (41,122)          64,636          (13,027)          52,271           (4,836)
  ---------        ---------        ---------        ---------        ---------        ---------        ---------        ---------

    158,028          (68,266)          71,405          (93,165)          75,174          (11,922)          59,721           (7,339)
  ---------        ---------        ---------        ---------        ---------        ---------        ---------        ---------

         --               --               --               --               --             (464)              --              (53)
         --           (6,009)              --               --           (5,376)            (285)              --               --
  ---------        ---------        ---------        ---------        ---------        ---------        ---------        ---------
         --           (6,009)              --               --           (5,376)            (749)              --              (53)
  ---------        ---------        ---------        ---------        ---------        ---------        ---------        ---------


    122,632          828,376          110,417          804,054           19,454          198,852          228,573          109,566
         --            5,665               --               --            5,219              720               --               50
   (317,070)        (590,076)        (300,307)        (457,986)         (53,823)         (49,381)        (165,482)         (32,405)
  ---------        ---------        ---------        ---------        ---------        ---------        ---------        ---------
   (194,438)         243,965         (189,890)         346,068          (29,150)         150,191           63,091           77,211
  ---------        ---------        ---------        ---------        ---------        ---------        ---------        ---------

         --               --               --               --               --               --              --                --
         --               --               --               --               --               --              --                --
         --               --               --               --               --               --              --                --
  ---------        ---------        ---------        ---------        ---------        ---------        ---------        ---------
         --               --               --               --               --               --              --                --
  ---------        ---------        ---------        ---------        ---------        ---------        ---------        ---------

   (194,438)         243,965         (189,890)         346,068          (29,150)         150,191           63,091           77,211
  ---------        ---------        ---------        ---------        ---------        ---------        ---------        ---------
    (36,410)         169,690         (118,485)         252,903           40,648          137,520          122,812           69,819
  ---------        ---------        ---------        ---------        ---------        ---------        ---------        ---------

    372,486          202,796          283,995           31,092          137,520               --           69,819               --
  ---------        ---------        ---------        ---------        ---------        ---------        ---------        ---------
  $ 336,076        $ 372,486        $ 165,510        $ 283,995        $ 178,168        $ 137,520        $ 192,631        $  69,819
  =========        =========        =========        =========        =========        =========        =========        =========


      6,144           42,146            9,459           60,034            1,549           19,868           17,218           10,798
         --              284               --               --              442               66               --                5
    (15,642)         (30,763)         (24,681)         (35,211)          (4,532)          (4,739)         (12,712)          (3,255)
  ---------        ---------        ---------        ---------        ---------        ---------        ---------        ---------
     (9,498)          11,667          (15,222)          24,823           (2,541)          15,195            4,506            7,548
  ---------        ---------        ---------        ---------        ---------        ---------        ---------        ---------

         --               --               --               --               --               --              --                --
         --               --               --               --               --               --              --                --
         --               --               --               --               --               --              --                --
  ---------        ---------        ---------        ---------        ---------        ---------        ---------        ---------
         --               --               --               --               --               --              --                --
  ---------        ---------        ---------        ---------        ---------        ---------        ---------        ---------
     (9,498)          11,667          (15,222)          24,823           (2,541)          15,195            4,506            7,548
  =========        =========        =========        =========        =========        =========        =========        =========

================================================================================
The PBHG Funds, Inc.
================================================================================

Statements of Changes in Net Assets (000) - Continued
--------------------------------------------------------------------------------


                                                                       --------------------------    -------------   ---------------
                                                                                  PBHG                   PBHG             PBHG
                                                                              Large Cap Value        Mid-Cap Value   Small Cap Value
                                                                                  Fund                   Fund             Fund
                                                                       --------------------------    -------------   ---------------
                                                                          4/1/97        1/2/97(4)       5/1/97(5)        5/1/97(5)
                                                                            to            to              to               to
                                                                          3/31/98       3/31/97         3/31/98          3/31/98
                                                                       -----------    -----------      -----------     -----------
Investment Activities:
   Net Investment Income (Loss)                                        $       555    $        60      $       (41)    $      (264)
   Net Realized Gain (Loss) from Security Transactions                      12,603             --            5,307          10,557
   Net Realized Gain (Loss) on Foreign Currency Transactions                    --             --               --              --
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments and Foreign Currency Transactions                       5,906           (800)           3,309           6,382
                                                                       -----------    -----------      -----------     -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations          19,064           (740)           8,575          16,675
                                                                       -----------    -----------      -----------     -----------
Distributions to Shareholders From:
   Net Investment Income                                                      (343)            --               --              --
   Net Realized Gains from Security Transactions                            (5,030)            --           (1,853)         (3,873)
                                                                       -----------    -----------      -----------     -----------
   Total Distributions                                                      (5,373)            --           (1,853)         (3,873)
                                                                       -----------    -----------      -----------     -----------
Capital Share Transactions:
   PBHG Class
   Shares Issued                                                            60,032         35,206           95,035         209,518
   Shares Transfered (6)                                                    10,076             --               --              --
   Shares Issued upon Reinvestment of Distributions                          5,275             --            1,731           3,541
   Shares Redeemed                                                         (38,860)        (8,204)         (49,315)       (100,027)
                                                                       -----------    -----------      -----------     -----------
   Total PBHG Class Transactions                                            36,523         27,002           47,451         113,032
                                                                       -----------    -----------      -----------     -----------
   Increase (Decrease) in Net Assets Derived from Capital
      Share Transactions                                                    36,523         27,002           47,451         113,032
                                                                       -----------    -----------      -----------     -----------
   Total Increase (Decrease) in Net Assets                                  50,214         26,262           54,173         125,834
                                                                       -----------    -----------      -----------     -----------
Net Assets:
   Beginning of Period                                                      26,262             --               --              --
                                                                       -----------    -----------      -----------     -----------
   End of Period                                                       $    76,476    $    26,262      $    54,173     $   125,834
                                                                       ===========    ===========      ===========     ===========
Shares Issued and Redeemed:
   PBHG Class
   Shares Issued                                                             5,169          3,381            7,022          15,018
   Shares Transfered (6)                                                       989             --               --              --
   Shares Issued upon Reinvestment of Distributions                            460             --              132             264
   Shares Redeemed                                                          (3,337)          (784)          (3,612)         (7,103)
                                                                       -----------    -----------      -----------     -----------
   Total PBHG Class Share Transactions                                       3,281          2,597            3,542           8,179
                                                                       -----------    -----------      -----------     -----------
   Net Increase (Decrease) in Shares Outstanding                             3,281          2,597            3,542           8,179
                                                                       ===========    ===========      ===========     ===========

4. PBHG Large Cap Value and PBHG Strategic Small Company Funds commenced operations on January 2, 1997.
5. PBHG Mid-Cap Value and PBHG Small Cap Value Funds commenced operations on May 1, 1997.
6. Net asset value of shares issued in connection with the transfer of the Newbold Equity Fund's Net Assets. Reference note 6 to Financial Statements.

     Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                                                                 PBHG                               PBHG
              PBHG                               PBHG                         Technology &                        Strategic
          International                      Cash Reserves                   Communications                     Small Company
              Fund                               Fund                             Fund                              Fund
   ----------------------------      ----------------------------      ----------------------------     ---------------------------
     4/1/97           4/1/96           4/1/97           4/1/96           4/1/97           4/1/96          4/1/97          1/2/97(4)
       to               to               to               to               to               to              to              to
     3/31/98          3/31/97          3/31/98          3/31/97          3/31/98          3/31/97         3/31/98         3/31/97
   -----------      -----------      -----------      -----------      -----------      -----------     -----------     -----------
   $       (26)     $       (57)     $     9,338      $    10,844      $    (5,482)     $    (2,047)    $      (945)    $        28
         1,631              451                5               (2)           4,812           18,009          13,618          (2,048)
           (22)             (34)              --               --               --               --              --              --

         2,014              779               --               --          179,889          (56,036)         25,036          (6,270)
   -----------      -----------      -----------      -----------      -----------      -----------     -----------     -----------
         3,597            1,139            9,343           10,842          179,219          (40,074)         37,709          (8,290)
   -----------      -----------      -----------      -----------      -----------      -----------     -----------     -----------

            --               --           (9,338)         (10,844)              --               --              --              --
        (1,541)              --               --               --          (26,386)         (10,050)         (8,154)             --
   -----------      -----------      -----------      -----------      -----------      -----------     -----------     -----------
        (1,541)              --           (9,338)         (10,844)         (26,386)         (10,050)         (8,154)             --
   -----------      -----------      -----------      -----------      -----------      -----------     -----------     -----------


        49,801           39,195        1,974,482        1,393,768          910,539        1,278,462         127,228          87,204
            --               --               --               --               --               --              --              --
         1,478               --            9,128            8,942           25,100            9,213           7,759              --
       (53,695)         (30,312)      (2,207,617)      (1,160,133)      (1,085,931)        (806,167)       (113,941)        (17,532)
   -----------      -----------      -----------      -----------      -----------      -----------     -----------     -----------
        (2,416)           8,883         (224,007)         242,577         (150,292)         481,508          21,046          69,672
   -----------      -----------      -----------      -----------      -----------      -----------     -----------     -----------

        (2,416)           8,883         (224,007)         242,577         (150,292)         481,508          21,046          69,672
   -----------      -----------      -----------      -----------      -----------      -----------     -----------     -----------
          (360)          10,022         (224,002)         242,575            2,541          431,384          50,601          61,382
   -----------      -----------      -----------      -----------      -----------      -----------     -----------     -----------

        21,265           11,243          341,576           99,001          493,156           61,772          61,382              --
   -----------      -----------      -----------      -----------      -----------      -----------     -----------     -----------
   $    20,905      $    21,265      $   117,574      $   341,576      $   495,697      $   493,156     $   111,983     $    61,382
   ===========      ===========      ===========      ===========      ===========      ===========     ===========     ===========


         4,207            3,602        1,974,482        1,393,768           49,980           77,511          10,645           8,740
            --               --               --               --               --               --              --              --
           143               --            9,128            8,942            1,474              525             684              --
        (4,503)          (2,778)      (2,207,617)      (1,160,133)         (59,449)         (49,269)         (9,564)         (1,815)
   -----------      -----------      -----------      -----------      -----------      -----------     -----------     -----------
          (153)             824         (224,007)         242,577           (7,995)          28,767           1,765           6,925
   -----------      -----------      -----------      -----------      -----------      -----------     -----------     -----------
          (153)             824         (224,007)         242,577           (7,995)          28,767           1,765           6,925
   ===========      ===========      ===========      ===========      ===========      ===========     ===========     ===========

================================================================================
The PBHG Funds, Inc.
================================================================================

Financial Highlights
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Period Ended March 31


                                    Net                                                                      Net
                                   Asset          Net      Realized and     Distributions  Distributions     Asset
                                   Value      Investment    Unrealized         from Net        from          Value
                                 Beginning      Income    Gains or (Losses)   Investment     Capital          End           Total
                                 of Period      (Loss)     on Securities        Income        Gains        of Period       Return
------------------------------------------------------------------------------------------------------------------------------------
--------------------------
PBHG Growth Fund
--------------------------
  PBHG Class
  1998                              $21.06        $(0.26)        $ 7.43            --            --          $28.23         34.05%
  1997                               25.30         (0.10)         (4.14)           --            --           21.06        (16.76)%
  1996                               16.70         (0.06)          8.66            --            --           25.30         51.50%
  1995                               14.67         (0.05)          2.09            --         $(0.01)         16.70         13.92%
  1994 (1)                           10.83         (0.03)          4.06            --          (0.19)         14.67         37.28%

  PBHG Advisor Class
  1998                              $21.03        $(0.15)         $7.24            --            --          $28.12         33.71%
  1997 (2)                           25.42         (0.06)         (4.33)           --            --           21.03        (17.27)%+

--------------------------
PBHG Emerging Growth Fund
--------------------------
  PBHG Class
  1998                              $19.26        $(0.24)         $6.81            --            --          $25.83         34.11%
  1997                               23.07         (0.11)         (2.87)           --         $(0.83)         19.26        (13.71)%
  1996                               16.10         (0.07)          8.03            --          (0.99)         23.07         50.16%
  1995 (3(4)                         14.59         (0.01)          1.56            --          (0.04)         16.10         10.64%+
  1994 (3)                           13.22         (0.03)          2.38            --          (0.98)         14.59         19.64%

--------------------------
PBHG Large Cap Growth Fund
--------------------------
  PBHG Class
  1998                              $14.26        $(0.19)        $ 8.82            --         $(0.20)        $22.69         60.80%
  1997                               14.53         (0.05)         (0.21)           --          (0.01)         14.26         (1.77)%
  1996 (6)                           10.00         (0.03)          4.97            --          (0.41)         14.53         50.47%*

--------------------------
PBHG Select Equity Fund
--------------------------
  PBHG Class
  1998                              $15.91        $(0.44)        $ 8.68            --            --          $24.15         51.79%
  1997                               17.27         (0.13)         (1.03)           --         $(0.20)         15.91         (6.94)%
  1996 (6)                           10.00         (0.05)          7.68            --          (0.36)         17.27         77.75%*

--------------------------
PBHG Core Growth Fund
--------------------------
  PBHG Class
  1998                              $10.34        $(0.33)        $ 3.52            --            --          $13.53         30.85%
  1997                               11.82         (0.09)         (1.39)           --            --           10.34        (12.52)%
  1996 (5)                           10.00          --             1.82            --            --           11.82         18.20%+

--------------------------
PBHG Limited Fund
--------------------------
  PBHG Class
  1998                              $ 9.05        $(0.10)        $ 5.53            --         $(0.40)        $14.08         60.78%
  1997 (8)                           10.00          0.02          (0.93)        $(0.03)        (0.01)          9.05         (9.15)%+

--------------------------
PBHG Large Cap 20 Fund
--------------------------
  PBHG Class
  1998                              $ 9.25        $(0.07)        $ 6.80            --            --          $15.98         72.76%
  1997 (9)                           10.00         (0.01)         (0.73)        $(0.01)          --            9.25         (7.40)%+

--------------------------
PBHG Large Cap Value Fund
--------------------------
  PBHG Class
  1998                              $10.11         $0.02         $ 3.84         $(0.06)       $(0.90)        $13.01         39.47%
  1997 (10)                          10.00          0.02           0.09            --            --           10.11          1.10%+


                                                                                                Ratio
                                                                  Ratio                         of Net
                                                                  of Net        Ratio         Investment
                                    Net                         Investment    of Expenses    Income (Loss)
                                   Assets        Ratio            Income      to Average      to Average
                                    End       of Expenses         (Loss)       Net Assets     Net Assets     Portfolio    Average
                                 of Period     to Average       to Average    (Excluding      (Excluding     Turnover    Commision
                                   (000)       Net Assets       Net Assets      Waivers)       Waivers)        Rate       Rate (13)
------------------------------------------------------------------------------------------------------------------------------------
--------------------------
PBHG Growth Fund
--------------------------
  PBHG Class
  1998                          $5,338,380          1.26%         (0.74)%         1.26%        (0.74)%        94.21%      $0.0549
  1997                           4,634,138          1.25%         (0.69)%         1.25%        (0.69)%        64.89%       0.0493
  1996                           3,298,666          1.48%         (0.79)%         1.48%        (0.79)%        44.64%         n/a
  1995                           1,014,832          1.50%         (0.69)%         1.50%        (0.69)%       118.75%         n/a
  1994 (1)                         319,059          1.55%         (0.78)%         1.59%        (0.82)%        94.28%         n/a

  PBHG Advisor Class
  1998                             $89,227          1.51%         (1.02)%         1.51%        (1.02)%        94.21%      $0.0549
  1997 (2)                          12,991          1.53%*        (1.11)%*        1.53%*       (1.11)%*       64.89%       0.0493

--------------------------
PBHG Emerging Growth Fund
--------------------------
  PBHG Class
  1998                          $1,404,157          1.27%         (0.80)%         1.27%        (0.80)%        95.21%      $0.0434
  1997                           1,195,620          1.28%         (0.36)%         1.28%        (0.36)%        47.75%       0.0328
  1996                             689,705          1.47%         (0.42)%         1.47%        (0.42)%        97.05%         n/a
  1995 (3)(4)                      411,866          1.50%*        (0.08)%*        1.50%*       (0.08)%*       27.50%         n/a
  1994 (3)                         113,329          1.45%         (0.77)%         1.45%        (0.77)%        95.75%         n/a

--------------------------
PBHG Large Cap Growth Fund
--------------------------
  PBHG Class
  1998                            $145,662          1.22%         (0.79)%         1.22%        (0.79)%        46.56%      $0.0582
  1997                             119,971          1.23%         (0.47)%         1.23%        (0.47)%        51.70%       0.0547
  1996 (6)                          53,759          1.50%*        (0.66)%*        2.07%*       (1.23)%*      116.75%         n/a

--------------------------
PBHG Select Equity Fund
--------------------------
  PBHG Class
  1998                            $336,076          1.35%         (1.15)%         1.35%        (1.15)%        72.16%      $0.0566
  1997                             372,486          1.26%         (0.76)%         1.26%        (0.76)%        71.70%       0.0443
  1996 (6)                         202,796          1.50%*        (0.74)%*        1.73%*       (0.97)%*      206.22%         n/a

--------------------------
PBHG Core Growth Fund
--------------------------
  PBHG Class
  1998                            $165,510          1.35%         (1.07)%         1.35%        (1.07)%        72.78%      $0.0555
  1997                             283,995          1.36%         (0.77)%         1.36%        (0.77)%        46.75%       0.0437
  1996 (5)                          31,092          1.50%*        (0.18)%*        2.92%*       (1.60)%*       17.00%         n/a

--------------------------
PBHG Limited Fund
--------------------------
  PBHG Class
  1998                            $178,168          1.40%         (0.72)%         1.40%        (0.72)%        81.36%      $0.0380
  1997 (8)                         137,520          1.42%*         0.33%*         1.42%*        0.33%*        75.46%       0.0304

--------------------------
PBHG Large Cap 20 Fund
--------------------------
  PBHG Class
  1998                            $192,631          1.41%         (0.79)%         1.41%        (0.79)%        98.27%      $0.0594
  1997 (9)                          69,819          1.50%*         0.17 %*        1.50%*        0.17%*        43.98%       0.0550

--------------------------
PBHG Large Cap Value Fund
--------------------------
  PBHG Class
  1998                             $76,476          1.17%          0.98 %         1.17%         0.98%        403.59%      $0.0588
  1997 (1)0                         26,262          1.50%*         1.61 %*        1.74%*        1.37%*         0.00%       0.0588

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

                                    Net                                                                       Net
                                   Asset          Net      Realized and     Distributions  Distributions     Asset
                                   Value      Investment    Unrealized         from Net        from          Value
                                 Beginning      Income    Gains or (Losses)   Investment     Capital          End           Total
                                 of Period      (Loss)     on Securities        Income        Gains        of Period       Return
------------------------------------------------------------------------------------------------------------------------------------
--------------------------
PBHG Mid-Cap Value Fund
--------------------------
  PBHG Class
  1998 (12)                         $10.00        $(0.01)         $6.00            --         $(0.69)        $15.30         61.06%+

--------------------------
PBHG Small Cap Value Fund
--------------------------
  PBHG Class
  1998 (12)                         $10.00        $(0.03)         $6.15           --          $(0.74)        $15.38         62.27%+

--------------------------
PBHG International Fund
--------------------------
  PBHG Class
  1998                              $11.26        $(0.03)         $1.83            --         $(1.02)        $12.04         17.46%
  1997                               10.55           --            0.71            --            --           11.26          6.73%
  1996                                9.13         (0.04)          1.46            --            --           10.55         15.55%
  1995 (11)                          10.00         (0.03)         (0.80)           --          (0.04)          9.13         (8.33)%+

--------------------------
PBHG Cash Reserves Fund
--------------------------
  PBHG Class
  1998                               $1.00         $0.05           --           $(0.05)          --           $1.00          5.13%
  1997                                1.00          0.05           --            (0.05)          --            1.00          4.89%
  1996 (6)                            1.00          0.05           --            (0.05)          --            1.00          5.24%*

--------------------------
PBHG Technology &
Communications Fund
--------------------------
  PBHG Class
  1998                              $14.63        $(0.23)         $5.72            --         $(0.85)        $19.27         38.29%
  1997                               12.48         (0.05)          2.55            --          (0.35)         14.63         19.59%
  1996 (7)                           10.00         (0.02)          2.50            --            --           12.48         24.82%+

--------------------------
PBHG Strategic Small
Company Fund
--------------------------
  PBHG Class
  1998                              $ 8.86        $(0.11)         $5.01            --         $(0.87)        $12.89         56.54%
  1997 (10)                          10.00           --           (1.14)           --            --            8.86        (11.40)%+

                                                                                                Ratio
                                                                  Ratio                         of Net
                                                                  of Net        Ratio         Investment
                                    Net                         Investment    of Expenses    Income (Loss)
                                   Assets        Ratio            Income      to Average      to Average
                                    End       of Expenses         (Loss)       Net Assets     Net Assets     Portfolio    Average
                                 of Period     to Average       to Average    (Excluding      (Excluding     Turnover    Commision
                                   (000)       Net Assets       Net Assets      Waivers)       Waivers)        Rate       Rate (13)
------------------------------------------------------------------------------------------------------------------------------------
--------------------------
PBHG Mid-Cap Value Fund
--------------------------
  PBHG Class
  1998 (12)                        $54,173          1.47%*        (0.17)%*        1.47%*       (0.17)%*      399.96%      $0.0583

--------------------------
PBHG Small Cap Value Fund
--------------------------
  PBHG Class
  1998 (12)                       $125,834          1.49%*        (0.52)%*        1.49%*       (0.52)%*      263.04%      $0.0582

--------------------------
PBHG International Fund
--------------------------
  PBHG Class
  1998                             $20,905          2.00%         (0.13)%         2.00%        (0.13)%        85.94%      $0.0306
  1997                              21,265          2.22%         (0.32)%         2.22%        (0.32)%        74.82%       0.0287
  1996                              11,243          2.25%         (0.22)%         3.03%        (1.00)%       140.26%          n/a
  1995 (11)                         15,236          2.25%*        (0.43)%*        2.36%*       (0.54)%*       81.72%          n/a

--------------------------
PBHG Cash Reserves Fund
--------------------------
  PBHG Class
  1998                            $117,574          0.68%          5.00%          0.68%         5.00%           n/a           n/a
  1997                             341,576          0.68%          4.79%          0.68%         4.79%           n/a           n/a
  1996 (6)                          99,001          0.70%*         5.05%*         0.88%*        4.87%*          n/a           n/a

--------------------------
PBHG Technology &
Communications Fund
--------------------------
  PBHG Class
  1998                            $495,697          1.30%         (0.91)%         1.30%        (0.91)%       259.89%      $0.0477
  1997                             493,156          1.33%         (0.59)%         1.33%        (0.59)%       289.91%       0.0365
  1996 (7)                          61,772          1.50%*        (0.50)%*        2.00%*       (1.00)%*      125.99%          n/a

--------------------------
PBHG Strategic Small
   Company Fund
--------------------------
  PBHG Class
  1998                            $111,983          1.45%         (0.92)%         1.45%        (0.92)%       215.46%      $0.0574
  1997 (10)                         61,382          1.50%*         0.18%*         1.50%*        0.18%*        88.88%       0.0562

*    Annualized
+    Total returns have not been annualized.
1. The information set forth in this table for the period prior to June 2, 1994 is the financial data of the Pilgrim Baxter Growth Fund, a series of the Advisor's Inner Circle II Fund. PBHG Growth Fund aquired the assets and assumed the liabilities of the Pilgrim Baxter Growth Fund on June 2, 1994.
2.   The PBHG Growth Fund Advisor Class commenced operations on August 19, 1996.
3. The information set forth in this table for the periods prior to June 2, 1994 is the financial data of the Pilgrim Baxter Emerging Growth Fund, a series of the Advisors' Inner Circle Fund. PBHG Emerging Growth Fund acquired the assets and assumed the liabilities of the Pilgrim Baxter Emerging Growth Fund on June 2, 1994. The PBHG Emerging Growth Fund retained the October 31 fiscal year end of its predecessor only for fiscal year 1994. PBHG Emerging Growth Fund changed its fiscal year end to March 31 in 1995 and reported financial information for the fiscal period from November 1, 1994 to March 31, 1995.
4.   Per share calculations were performed using average shares for the period.
5.   PBHG Core Growth Fund commenced operations on January 2, 1996.
6. PBHG Large Cap Growth Fund, the PBHG Select Equity Fund, and the PBHG Cash Reserves Fund commenced operations on April 5, 1995.
7.   PBHG Technology & Communications Fund commenced operations on October 2,
     1995.
8.   PBHG Limited Fund commenced operations on July 1, 1996.
9.   PBHG Large Cap 20 Fund commenced operations on December 1, 1996.
10. PBHG Large Cap Value Fund and the PBHG Strategic Small Company Fund commenced operations on January 2, 1997.
11.  PBHG International Fund commenced operations on June 14, 1994.
12. PBHG Mid-Cap Value and the PBHG Small Cap Value Funds commenced operations May 1, 1997.
13. Average commision rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

     Amounts designated as "-" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

================================================================================
The PBHG Funds, Inc.
================================================================================

Notes to Financial Statements
--------------------------------------------------------------------------------
As of March 31, 1998


1.   Organization

The PBHG Funds, Inc. (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with fourteen series: the PBHG Growth Fund (the "Growth Fund"), the PBHG Emerging Growth Fund (the "Emerging Growth Fund"), the PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), the PBHG Select Equity Fund (the "Select Equity Fund"), the PBHG Core Growth Fund (the "Core Growth Fund"), the PBHG Limited Fund (the "Limited Fund"), the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), the PBHG Large Cap Value Fund (the "Large Cap Value Fund"), the PBHG Mid-Cap Value Fund (the "Mid-Cap Value Fund"), the PBHG Small Cap Value Fund (the "Small Cap Value Fund"), the PBHG International Fund (the "International Fund"), the PBHG Technology & Communications Fund (the "Technology & Communications Fund"), and the PBHG Strategic Small Company Fund ("the Strategic Small Company Fund"), (collectively referred to as the "Equity Portfolios"), and the PBHG Cash Reserves Fund (the "Cash Reserves Fund") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Large Cap 20 Fund which is classified as a nondiversified management investment company. Each Portfolio's prospectus provides a description of its investment objectives, policies and investment strategies. The Fund is registered to offer two classes of shares, PBHG Class and Advisor Class, formerly known as the "Trust Class." Currently, the Advisor Class of shares is only offered by the Growth Fund. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held.

2.   Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Portfolios.

Security Valuation -- Investment securities of the Equity Portfolios that are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available, are valued at the last bid price. Short-term investments may be valued at amortized cost which approximates market value. Foreign securities in the International Fund are valued based upon quotations from the primary market in which they are traded. The values of investment securities held by the Cash Reserves Fund are stated at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

Dividends -- Dividends from net investment income for the Equity Portfolios are declared annually, if available. Dividends from net investment income for the Cash Reserves Fund are declared daily and paid monthly. Distributions of net realized capital gains, for all portfolios, are generally made to shareholders annually.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 1998, primarily attributable to certain net operating losses, which for tax purposes, are not available to offset future income or have been used to offset net short-term capital gains, have been reclassified to the following accounts:

                                                                 Accumulated Net
                                            Paid-In-Capital       Realized Gain
                                                 (000)                (000)
                                            ---------------      --------------
Growth Fund                                     $41,659              $   --
Emerging Growth Fund                             12,144                   4
Large Cap Growth Fund                             1,073                  --
Select Equity Fund                                4,351                  --
Core Growth Fund                                  1,354                  --
Limited Fund                                         --               1,198
Large Cap 20 Fund                                   182                 692
Mid-Cap Value Fund                                   --                  54
Small Cap Value Fund                                 --                 288
International Fund                                   --                  38
Technology & Communications Fund                    624               4,858
Strategic Small Company Fund                         --                 930


These reclassifications have no effect on net assets or net asset value per share.

Federal Income Taxes -- It is each Portfolio's intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Net Asset Value Per Share -- The net asset value per share is calculated each business day by dividing the total value of each Portfolio's assets, less liabilities, by the number of shares outstanding.

Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by Pilgrim Baxter & Associates, Ltd. (the "Adviser") ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Futures Transactions -- Certain Portfolios invest in futures contracts solely for the purpose of hedging existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market conditions. These Portfolios may enter into futures contracts subject to prospectus defined limitations. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

================================================================================
                                                            The PBHG Funds, Inc.
================================================================================

Foreign Currency Translation -- The books and records of the International Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The International Fund reports gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Forward Foreign Currency Exchange Contracts -- In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Fund may enter into forward foreign currency exchange contracts. Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. At March 31, 1998 the International Fund had $1,049 in unrealized depreciation on such foreign currency contracts.

Other -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

All organizational costs incurred with the start up of the Emerging Growth Fund, the Core Growth Fund, the Select Equity Fund, the Large Cap Growth Fund, the Technology & Communications Fund, the Limited Fund, the Large Cap 20 Fund, the Large Cap Value Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the Strategic Small Company Fund, the International Fund and the Cash Reserves Fund are being amortized on a straight line basis over a period of sixty months. In the event that any of the initial shares of the Portfolio are redeemed by any holder thereof during the period that the Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Advisory Fees, Administrative Fees and Other Transactions with Affiliates

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Growth, Emerging Growth, Core Growth, Select Equity, Technology & Communications, Large Cap 20, and Mid-Cap Value Funds, 0.75% of the average daily net assets of the Large Cap Growth Fund, 0.65% of the Large Cap Value Fund, 1.00% of the average daily net assets of the Limited, Small Cap Value, Strategic Small Company and International Funds, and 0.30% of the average daily net assets of the Cash Reserves Fund.

In the interest of limiting expenses of the Portfolios, the Adviser has entered into expense limitation agreements with the Fund ("Expense Limitation Agreements"), with respect to the Core Growth, Technology & Communications, Limited, Large Cap 20, Large Cap Value, Mid-Cap Value, Small Cap Value, Strategic Small Company and International Funds, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolios to the extent necessary to limit the total annual expenses (expressed as a percentage of the Portfolios' average daily net assets) to 1.50% for the Core Growth, Technology & Communications, Limited, Large Cap 20, Large Cap Value, Mid-Cap Value, Small Cap Value, and Strategic Small Company Funds and 2.25% for the International Fund. Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements during any of the previous two fiscal years may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate to exceed 1.50% for the Core Growth, Technology & Communications, Limited, Large Cap 20, Large Cap Value, Mid-Cap Value, Small Cap Value, and Strategic Small Company Funds and 2.25% for the International Fund. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.50% for the Core Growth, Technology & Communications, Limited, Large Cap 20, Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds and 2.25% for the International Fund, and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis. At March 31, 1998, the amount of advisory fee waivers and reimbursement of third party expenses by the Adviser subject to reimbursement were immaterial.

Pilgrim Baxter Value Investors, Inc. (formerly Newbold's Asset Management, Inc.), a wholly-owned subsidiary of the Adviser serves as the sub-adviser to the Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund and the Strategic Small Company Fund. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Pilgrim Baxter Value Investors receives a fee from the Adviser at an annual rate of 0.40%, 0.50%, 0.65% and 0.30%, respectively, of the average daily net assets of the Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund and the Strategic Small Company Fund. Pilgrim Baxter Value Investors receives no fees directly from the Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund or the Strategic Small Company Fund.

Murray Johnstone International, Ltd. ("Murray Johnstone") serves as the sub-adviser to the International Fund. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Murray Johnstone receives a fee from the Adviser at an annual rate of 0.50% of the International Fund's average daily net assets. Murray Johnstone receives no fees directly from the International Fund, and may periodically reduce its sub-advisory fee.

Wellington Management Company, LLP ("WMC") serves as the sub-adviser to the Cash Reserves Fund. For its services provided pursuant to the Investment Sub-Advisory Agreement with the Adviser and the Fund, WMCis entitled to receive a fee from the Adviser, computed daily and paid monthly, at an annual rate equal to 0.075% of the Cash Reserves Fund's average daily net assets up to and including $500 million and 0.020% of the Cash Reserves Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. WMC may, from time to time, waive all or a portion

================================================================================
The PBHG Funds, Inc.
================================================================================

Notes to Financial Statements - Concluded
--------------------------------------------------------------------------------
As of March 31, 1998

of its fee from the Adviser. WMC receives no fees directly from the Cash Reserves Fund.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Fund Resources (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's Distributor and assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee at the annual rate of 0.07% of the average daily net assets of each Portfolio with respect to $2.5 billion of the total average daily net assets of the Fund, and a fee at the annual rate of 0.025% of the average daily net assets of each Portfolio with respect to the total daily net assets of the Fund in excess of $2.5 billion. Effective May 1, 1998 the Administrator will pay the Sub-Administrator a fee equal to the greater of $35,000 per Portfolio and $5,000 per additional class of shares or at the annual rate of 0.04% of the average daily assets of each Portfolio with respect to the first $2.5 billion of the total average daily net assets of (i) the Fund, (ii) PBHG Insurance Series Fund, Inc., and (iii) PBHG Advisor Funds, Inc., other fund families managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.02% of the next $7.5 billion of the average daily assets of each portfolio in the PBHG Fund Family, and 0.02% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $10 billion.

The Fund and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services. The Fund has adopted a Service Plan (the "Plan") on behalf of the Advisor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for the payment by the Fund of up to 0.25% of the average daily net assets of the Advisor Class shares for certain distribution and shareholder services. Currently only the Growth Fund has Advisor Class shareholders.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. CoreStates Bank, N.A. serves as the custodian for the Growth Fund, the Emerging Growth Fund, the Core Growth Fund, the Select Equity Fund, the Large Cap Growth Fund, the Technology & Communications Fund, the Limited Fund, the Large Cap 20 Fund, the Large Cap Value Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the Strategic Small Company Fund, and the Cash Reserves Fund. The Northern Trust Company serves as the custodian for the International Fund.

Effective January 2, 1998 the Fund entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with UAM Shareholder Service Center, Inc. to assist in the provision of those services.

Officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation for their services from the Fund.

4.   Investment Transactions

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Equity Portfolios for the period ended March 31, 1998 were as follows:

                                                     Purchases           Sales
                                                        (000)            (000)
                                                     ----------       ----------
Growth Fund                                          $4,812,926       $5,521,549
Emerging Growth Fund                                  1,322,948        1,471,046
Large Cap Growth Fund                                    59,485          102,338
Select Equity Fund                                      261,866          457,958
Core Growth Fund                                        170,736          357,128
Limited Fund                                            118,832          144,369
Large Cap 20 Fund                                       149,267           99,226
Large Cap Value Fund                                    245,403          217,483
Mid-Cap Value Fund                                      147,999          102,635
Small Cap Value Fund                                    238,747          140,257
International Fund                                       17,358           20,339
Technology & Communications Fund                      1,439,385        1,617,814
Strategic Small Company Fund                            224,141          212,337


The aggregate gross unrealized appreciation and depreciation of securities held by the Portfolios and the total cost of securities for Federal income tax purposes at March 31, 1998 are as follows:

                                                                    Total Cost
                                                        Net        of Securities
                                                    Unrealized      for Federal
                       Unrealized     Unrealized   Appreciation/    Income Tax
                      Appreciation   Depreciation  (Depreciation)    Purposes
                          (000)          (000)         (000)          (000)
                      ----------     ------------  --------------  ------------

Growth Fund           $1,605,110      $   54,576    $1,550,534      $3,980,167
Emerging Growth
   Fund                  377,570          32,866       344,704       1,041,294
Large Cap Growth
   Fund                   51,756             397        51,359          90,669
Select Equity
   Fund                  130,598           1,459       129,139         202,909
Core Growth
   Fund                   43,542           3,744        39,798         125,162
Limited Fund              53,450           1,841        51,609         127,912
Large Cap 20
   Fund                   47,750             315        47,435         146,443
Large Cap Value
   Fund                    5,455             349         5,106          69,111
Mid-Cap Value
   Fund                    4,005             696         3,309          51,318
Small Cap Value
   Fund                   10,307           3,925         6,382         113,992
International Fund         4,370             687         3,683          16,765
Technology &
   Communications
   Fund                  133,451           5,744       127,707         384,089
Strategic Small
   Company Fund           22,813           4,047        18,766          93,450



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Subsequent to October 31, 1997, the following Portfolios had recognized net capital losses that have been deferred to 1998 for tax purposes and can be used to offset future capital gains at March 31, 1999. The Portfolios also had capital loss carryforwards at March 31, 1998, that can be used to offset future capital gains.

                                    Post          Capital Loss     Capital Loss
                                  10/31/97         Carryovers       Carryovers
                                Loss Deferral     Expiring 2005    Expiring 2006
                                -------------     -------------    -------------
Growth Fund                      177,970,492               --               --
Select Equity Fund                 5,116,882               --        6,884,443
Core Growth Fund*                 53,271,490       14,962,879               --
Technology &
   Communications
   Fund                            8,526,590               --               --

* The Capital Loss Carryover for the Core Growth Fund expires on August 31, 2005. This Fund has an August 31 year end for Federal Income Tax Purposes.


5.   Concentration of Credit Risk

The Cash Reserves Fund invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry, state or region.

The International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

6.   Acquisition

On September 29, 1997 the net assets of the Newbold Equity Fund of the UAM Funds Trust were acquired by the PBHG Large Cap Value Fund pursuant to an agreement and plan of reorganization dated June 26, 1997. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Prior to reorganization, the Newbold Equity Portfolio had net assets of $12,288,371 and 1,206,437 shares outstanding. After the reorganization, PBHG Large Cap Value Fund issued 988,606 shares at an NAV of $12.43. The combined asssets after the reorganization were $70,925,600. The acquired unrealized appreciation at September 29, 1997 of the Newbold Equity Fund was $2,212,713.

7.   Line of Credit

Each Portfolio may borrow, an amount up to its prospectus defined limitations, from a committed line of credit available to (i) the Fund and (ii) PBHG Insurance Series Fund, Inc. Draws on the line of credit will bear interest at the Federal Funds Rate plus 0.40%. As of March 31, 1998, none of the Funds had an outstanding borrowing. For the period ending March 31, 1998, the maximum amount borrowed was $2,800,000, the average outstanding was $30,137, and the daily weighted average interest rate was 5.79% for the Core Growth Fund. No other Fund had any borrowings during the period ended March 31, 1998.

--------------------------------------------------------------------------------

Shareholder Voting Results (unaudited)

There was a special meeting held on December 3, 1997, that was adjourned until January 17, 1998, at which the shareholders of the PBHG Large Cap 20 Fund voted on a proposal to change the subclassification of the Fund from a diversified investment company to a non-diversified investment company. The following were the results of the vote:


                           Shares Voted       % of Vote       % of Total
                           ------------       ---------       ----------
     For                    3,786,069           86.18%           45.54%
     Against                  283,999            6.46%            3.42%
     Abstain                  323,560            7.36%            3.89%
                            ---------          ------           ------
     Total                  4,393,628          100.00%           52.85%



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Notice to Shareholders (unaudited)



For shareholders that do not have a March 31, 1998 taxable year end, this notice is for informational purposes only. For shareholders with a March 31, 1998 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended March 31, 1998, the Funds are designating net capital gains and qualifying dividends with regard to distributions paid during the year as follows:

                                       (A)                 (B)
                                       Net              Ordinary                (C)
                                  Capital Gains           Income               Total                 (D)
                                  Distributions       Distributions        Distributions         Qualifying
Fund                               (Tax Basis)         (Tax Basis)          (Tax Basis)         Dividends(1)
------------------------------------------------------------------------------------------------------------
Growth                                 0%                  0%                   0%                  0%
Emerging Growth                        0%                  0%                   0%                  0%
Core Growth                            0%                  0%                   0%                  0%
Select Equity                          0%                  0%                   0%                  0%
Large Cap Growth                     100%                  0%                 100%                  0%
Technology & Communications            0%                100%                 100%                  2%
Limited                               33%                 67%                 100%                  1%
Large Cap 20                           0%                  0%                   0%                  0%
Large Cap Value                        6%                 94%                 100%                  6%
Strategic Small Company                0%                100%                 100%                  2%
International                         61%                 39%                 100%                  0%
Cash Reserves                          0%                100%                 100%                  0%
Mid-Cap Value                          0%                  0%                   0%                  0%
Small Cap Value                        0%                100%                 100%                  4%
============================================================================================================

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

 * Items (A) and (B) are based on a percentage of each portfolio's distributions.

** Item (D) is based on a percentage of ordinary income distributions of each portfolio.


     None of the Portfolios qualify in California, Connecticut, or New York to pass through exempt interest dividends from U.S. government obligations.




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                               The PBHG Funds, Inc
                                     [LOGO]







P.O. Box 419534
Kansas City, MO 64141-6534


Investment Adviser:
Pilgrim Baxtex & Associates, Ltd.


Distributor
SEI Investments Distribution Co.


To open an account, receive account information or request literature call 1-800-433-0051